UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.    )

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☐	Soliciting Material Pursuant to §240.14a-12

KENSEY NASH CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Annual Meeting Invitation

735 Pennsylvania Drive

Exton, Pennsylvania 19341

October 28, 2011

Dear Stockholder:

On behalf of the Board of Directors, I cordially invite you to attend the 2011 Annual Meeting of Stockholders of Kensey Nash Corporation. The Annual Meeting will be held on Wednesday, December 7, 2011, beginning at 10:00 a.m., Eastern Time, at the offices of Kensey Nash Corporation, 735 Pennsylvania Drive, Exton, Pennsylvania 19341.

The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement describe matters that we expect will be acted upon at the Annual Meeting.

It is important that your views be represented whether or not you are able to be present at the Annual Meeting. Please sign and date the enclosed proxy card and promptly return it to us in the postpaid envelope, whether or not you plan to attend the meeting. If you sign and return your proxy card without specifying your choices, it will be understood that you wish to have your shares voted in accordance with the recommendations of the Board of Directors contained in this Proxy Statement.

We are gratified by your continued interest in Kensey Nash Corporation and urge you to return your proxy card as soon as possible.

Sincerely,

Joseph W. Kaufmann

President, Chief Executive Officer and Secretary

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 7, 2011

To the Stockholders of

Kensey Nash Corporation:

The Annual Meeting of Stockholders of Kensey Nash Corporation (the “Company”) will be held on Wednesday, December 7, 2011 at 10:00 a.m. Eastern Time, at the principal executive offices of Kensey Nash Corporation located at 735 Pennsylvania Drive, Exton, Pennsylvania 19341, for the following purposes, as more fully described in the accompanying Proxy Statement:

(1) To re-elect Douglas G. Evans, P.E. and C. McCollister Evarts, M.D. to the Company’s Board of Directors, each for a three-year term expiring at the 2014 Annual Meeting of Stockholders;

(2) To consider and approve the Ninth Amended and Restated Kensey Nash Corporation Employee Incentive Compensation Plan;

(3) To ratify the appointment by the Board of Directors of independent registered public accounting firm Deloitte & Touche LLP as the independent auditors of the Company’s financial statements for the fiscal year ending June 30, 2012;

(4) To approve, by a non-binding advisory vote, the compensation of the Company’s “named executive officers” (a “Say-on-Pay” vote); and

(5) To recommend, by a non-binding advisory vote, the frequency of future advisory votes by stockholders on the compensation of the Company’s “named executive officers” (a “Say-on-Pay Frequency” vote).

Your vote is important. All stockholders are urged to attend the meeting in person or by proxy. Whether or not you expect to be present at the meeting, please complete, sign and date the enclosed proxy card and return it promptly in the enclosed postage paid envelope furnished for that purpose. Stockholders attending the meeting may vote in person even if they have previously returned proxy cards.

The Board of Directors has fixed the close of business on October 21, 2011 as the record date for determining stockholders entitled to notice of, and to vote at, the meeting.

By Order of the Board of Directors,

Joseph W. Kaufmann

President, Chief Executive Officer and Secretary

Exton, Pennsylvania

October 28, 2011

Kensey Nash Corporation

735 Pennsylvania Drive

Exton, Pennsylvania 19341

(484) 713-2100

PROXY STATEMENT

The accompanying proxy is solicited by the Board of Directors (the “Board”) of Kensey Nash Corporation, a Delaware corporation, for use at its Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 10:00 a.m., Eastern Time, on Wednesday, December 7, 2011, at the principal executive offices of Kensey Nash Corporation located at 735 Pennsylvania Drive, Exton, Pennsylvania 19341, and at any adjournments or postponements thereof. So that you may vote in person, you may obtain directions to the meeting location from our website www.kenseynash.com in the “Contact Us” section or by calling 484-713-2100. This Proxy Statement and accompanying form of proxy are being mailed to stockholders on or about November 7, 2011. As used in this proxy statement, the terms “the Company,” “we,” “us” and “our” refer to Kensey Nash Corporation.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 7, 2011

The Company’s Proxy Statement for the Annual Meeting of Stockholders

to be held on December 7, 2011 is available at:

http://kenseynash.investorroom.com/proxynotices

GENERAL INFORMATION ABOUT THE MEETING AND VOTING

What proposals may I vote on at the Annual Meeting and how does the Board recommend I vote?

#	Proposal	Board Recommendation
1	To re-elect Douglas G. Evans, P.E. and C. McCollister Evarts, M.D. to the Board, each for a three-year term expiring at the 2014 Annual Meeting of Stockholders	FOR
2	To consider and approve the Ninth Amended and Restated Kensey Nash Corporation Employee Incentive Compensation Plan (the “Amended Plan”)	FOR
3	To ratify the appointment by the Board of independent registered public accounting firm Deloitte & Touche LLP as the independent auditors of our financial statements for the fiscal year ending June 30, 2012 ( “fiscal 2012”)	FOR
4	To approve, by a non-binding advisory vote, the compensation of the Company’s compensation of the Company’s “named executive officers” (a “Say-on-Pay” vote)	FOR
5	To recommend, by a non-binding advisory vote, the frequency of future advisory votes by stockholders on the compensation of the Company’s “named executive officers” (a “Say-on-Pay Frequency” vote)	FOR 1 YEAR

Who is entitled to vote?

Only stockholders of record as of the close of business on October 21, 2011 (the “record date”) are entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. As of the record date for the Annual Meeting, we had 8,645,090 outstanding shares of our common stock (“Common Stock”). As of the record date there were no other outstanding classes of stock that are entitled to vote at the

Annual Meeting. Shares held as of the record date include shares that are held directly in your name as the registered stockholder of record on the record date and those shares of which you are the beneficial owner on the record date and which are held through a broker, bank or other institution, as nominee, on your behalf, that is considered the stockholder of record of those shares.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholders of Record

If shares of Common Stock are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered the stockholder of record with respect to those shares of Common Stock.

Beneficial Owners

If shares of Common Stock are held in a stock brokerage account, by a broker, bank or other institution, serving as nominee, on your behalf, you are considered the beneficial owner of those shares (which are sometimes referred to as being held in “street name”). If you are a beneficial owner, your broker or other nominee that is considered the stockholder of record of those shares is making these proxy materials available to you with a request for your voting instructions. As the beneficial owner, you have the right to direct your broker or other nominee on how to vote your shares using the voting methods which the broker or other nominee offers as options. For a discussion of the rules regarding the voting of shares held by beneficial owners, please see the question titled “How do I vote if I am a beneficial owner of shares and my broker, bank or other institution holds my shares in ‘street name’?”

How do I vote if I am a stockholder of record?

Stockholders of record can vote their shares by either voting in person at the Annual Meeting or by proxy by mail using the enclosed proxy card. A stockholder should complete and return the enclosed proxy card and return it promptly in the envelope provided. Signing and returning the proxy card does not affect the right to vote in person at the Annual Meeting. Each executed and returned proxy will be voted in accordance with the directions indicated thereon, or if no direction is indicated, such proxy will be voted in accordance with the recommendations of the Board contained in this Proxy Statement.

Joseph W. Kaufmann and Douglas G. Evans, P.E., the persons named as proxies on the proxy card accompanying this Proxy Statement, were selected by the Board to serve in such capacity. Messrs. Kaufmann and Evans are officers and directors of the Company.

How do I vote if I am a beneficial owner of shares and my broker, bank or other institution holds my shares in “street name”?

If your shares are held in “street name,” your broker or other institution serving as nominee will send you a request for directions for voting those shares. Many brokers, banks and other institutions serving as nominees (but not all) participate in a program that offers Internet voting options and may provide you with a Notice of Internet Availability of Proxy Materials. Follow the instructions on the broker provided Notice of Internet Availability of Proxy Materials to access our proxy materials and vote online or to request a paper or email copy of our proxy materials. If you received these proxy materials in paper form, the materials included a voting instruction card so you can instruct your broker or other nominee how to vote your shares.

For a discussion of rules regarding the voting of shares held by beneficial owners, please see the question titled “What is a ‘broker non-vote’?”

Can I revoke my proxy?

Yes. You can revoke your proxy if you voted by mail and change your vote prior to the Annual Meeting by:

—

Sending a written notice of revocation to the Corporate Secretary, Joseph W. Kaufmann, at the address shown on the Notice of the Annual Meeting (the notification must be received by the close of business on December 6, 2011);

—	Voting in person at the Annual Meeting (but attendance at the Annual Meeting will not by itself revoke a proxy); or
—	Submitting a new, properly signed and dated paper proxy card with a later date (your proxy card must be received before the start of the Annual Meeting).

Who will count the votes?

A partner from our legal counsel, Katten Muchin Rosenman LLP, will act as the inspector of election who will count the votes at the Annual Meeting.

Is my vote confidential?

Proxy cards, ballots and voting tabulations that identify individual stockholders that are mailed or returned directly to our transfer agent, Computershare Trust Company, N.A., are handled in a manner that protects your voting privacy. Your vote will not be disclosed except (1) as needed to permit our transfer agent and the inspector of election to tabulate and certify the vote and (2) as required by law.

How many shares can I vote?

A record holder of outstanding shares of Common Stock on the record date is entitled to one vote per share held on each matter to be considered.

What quorum requirement applies?

There must be a quorum for the meeting to be held. The presence at the Annual Meeting, by person or by proxy, of stockholders representing a majority of the shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business. The presence of 4,322,545 shares of Common Stock entitled to vote at the Annual Meeting shall constitute a quorum. If you submit a properly executed proxy card, even if you abstain from voting or withhold votes, you will be considered part of the quorum.

How many votes are required to approve each proposal?

Proposal No. 1: Election of Directors. Assuming a quorum is present, to be elected, the director nominees, Douglas G. Evans, P.E. and C. McCollister Evarts, M.D., must receive a plurality of the votes of shares cast at the Annual Meeting. This means that the two nominees receiving the highest number of “FOR” votes will be elected.

Proposal No. 2: Approval of Ninth Amended and Restated Employee Incentive Compensation Plan. The affirmative vote of a majority of the votes of the shares present, in person or represented by proxy, and entitled to vote is required to approve the Amended Plan.

Proposal No. 3: Ratification of Appointment of Independent Registered Public Accounting Firm. The affirmative vote of a majority of the votes of the shares present, in person or represented by proxy, and entitled to vote is required to ratify the appointment of Deloitte & Touche LLP as the independent auditors of our financial statements for the fiscal year ending June 30, 2012.

Proposal No. 4: Say-on-Pay. This is a non-binding advisory vote. The Board of Directors will consider our executive compensation to have been approved by the stockholders if the Say-on-Pay proposal receives more votes “For” than “Against.”

Proposal No. 5: Say-on-Pay Frequency. This is a non-binding advisory vote. The Board of Directors will consider stockholders to have recommended the Say-on-Pay frequency that receives the greatest number of votes.

What other matters might arise at the meeting?

At the date of this proxy statement, the Board does not know of any matters to be raised at the Annual Meeting other than those referred to in this proxy statement. The Proxies named in the proxy card are authorized to vote in their discretion upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

What if I mark abstain on my proxy card for a proposal?

Abstentions marked on a proxy card will be treated as shares that are present and entitled to vote for purposes of determining whether a quorum is present and for purposes of voting on Proposal No. 2 and Proposal No. 3. Accordingly, abstentions marked on a proxy card with respect to Proposal No. 2 or Proposal No. 3 will have the same effect as votes against Proposal No. 2 or Proposal No. 3, as applicable. Abstentions marked on a proxy card will have no effect on the voting on Proposal No. 4 or Proposal No. 5.

What are “broker non-votes”?

The member brokers of the New York Stock Exchange who hold shares in street name for their customers which are the beneficial owners of those shares have the authority to only vote on certain “routine” items in the event that they have not received instructions from beneficial owners. When a proposal is not a “routine” matter and a member broker has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm may not vote the shares on that proposal since it does not have discretionary authority to vote those shares on that matter. A “broker non-vote” is submitted when a member broker returns a proxy card and indicates that, with respect to a particular matter, it is not voting a specified number of shares on that matter, as it has not received voting instructions with respect to those shares from the beneficial owner and does not have discretionary authority to vote those shares on such matter. “Broker non-votes” are not considered present, in person or represented by proxy, and entitled to vote at the Annual Meeting with respect to the matters to which they apply. However, “broker non-votes” will be included for purposes of determining whether a quorum is present at the Annual Meeting.

Proposal No. 1: Election of Directors, Proposal No. 2: Approval of the Ninth Amended and Restated Employee Incentive Compensation Plan, Proposal No. 4: Say-on-Pay and Proposal No. 5: Say-on-Pay Frequency are considered “non-routine” matters. Your broker will NOT be able to vote your shares with respect to these “non-routine” matters without your instructions, and any such “broker non-votes” will have no effect on the voting on these proposals. Proposal No. 3: Ratification of Auditors will be considered a “routine” matter, and accordingly, brokers and other nominees will have discretionary authority to vote on that proposal.

The Board strongly encourages you to vote your shares and exercise your right to vote as a stockholder on each of these proposals.

Who can attend the Annual Meeting?

All stockholders of record as of October 21, 2011 may attend. A list of stockholders entitled to vote at the Annual Meeting, arranged in alphabetical order, showing the address of and number of shares registered in the name of each stockholder, will be available for review starting no later than November 27, 2011, and continuing until the Annual Meeting, at our principal executive offices located at 735 Pennsylvania Drive, Exton, Pennsylvania 19341.

How will the results of voting be published?

We will disclose voting results by filing a current report on Form 8-K with the SEC within four business days following the Annual Meeting. If on the date of filing that current report on Form 8-K the inspector of elections for the Annual Meeting has not certified the voting results as final, we will indicate in the filing that the results are preliminary and publish the final results in a subsequent current report on Form 8-K which we will file within four business days after the final voting results are known.

Our Annual Report to Stockholders for the fiscal year ended June 30, 2011 (“fiscal 2011”), containing financial and other information pertaining to the Company, is being furnished to stockholders simultaneously with this Proxy Statement.

GOVERNANCE OF THE COMPANY

What principles has the Board established with respect to corporate governance?

The Board has carefully reviewed the corporate governance rules adopted by the Securities Exchange Commission (the “SEC”) and the NASDAQ Stock Market (“NASDAQ”) and other corporate governance recommendations. In April 2004, the Board adopted the corporate governance documents described below.

—

Corporate Governance Guidelines. Our Corporate Governance Guidelines, which were most recently revised and approved in March 2011, address, among other things, the Board’s composition, qualifications and responsibilities, director’s education, independence of directors, stock ownership guidelines and stockholder communications with directors.

—

Board Committee Charters. The Board has adopted charters, which were most recently revised and approved in March 2010, for its Audit Committee, its Compensation Committee and its Corporate Governance and Nominating Committee.

—

Code of Conduct. The Board has adopted the Kensey Nash Corporation Code of Business Conduct and Ethics, which was most recently revised and approved in March 2010, articulating standards of business and professional ethics, applicable to all of our directors, officers and employees. This Code also functions as our “code of ethics for senior financial officers” under Section 406 of the Sarbanes-Oxley Act of 2002 and our “code of ethics” within the meaning of item 406 of SEC Regulation S-K.

The full text of the Corporate Governance Guidelines, all of the Board Committee charters and our Code of Conduct are all available in full text on our website at www.kenseynash.com in the “Corporate Governance” section. Our website also provides information on how to contact us and other items of interest to investors. We make available on our website, free of charge, our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and all amendments to these reports, as soon as practical after we file these reports with the SEC.

What is the composition of the Board?

The Board currently consists of seven directors, divided into three classes, with the terms of the directors of one class expiring at each annual meeting of our stockholders. We also have one director emeritus, who may attend meetings of the Board, but does not have a right to vote on any matters before the Board. As discussed in Proposal No. 1 of this proxy statement, the terms of Douglas G. Evans, P.E. and C. McCollister Evarts, M.D. will expire at the Annual Meeting.

The Board has nominated Mr. Evans and Dr. Evarts for re-election to the Board at the Annual Meeting and is recommending that you elect each Mr. Evans and Dr. Evarts for a three-year term at the Annual Meeting.

Which directors are independent and how does the Board make that determination?

The Board has determined that each of Robert J. Bobb, Lisa D. Earnhardt, C. McCollister Evarts, M.D., Walter R. Maupay, Jr. and Donald E. Morel, Jr., Ph.D. is a non-employee director who meets the independence requirements of NASDAQ Marketplace Rules (“NASDAQ independence requirements”). In addition the Board has determined that each of the non-employee directors of the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee is a non-employee director who meets the NASDAQ independence requirements, including as applicable additional requirements for Audit Committee members.

In addition to the NASDAQ independence requirements, we also use the independence guidelines set forth in our Corporate Governance Guidelines, which are available on our website at www.kenseynash.com in the “Corporate Governance” section. The Board has determined that each of the non-employee directors and the nominees that meet the NASDAQ independence requirements also meet the independence guidelines set forth in our Corporate Governance Guidelines.

Do independent directors meet separately in regularly scheduled executive sessions?

Yes. The independent directors meet, without the presence of any director who is not independent, for a session at each regularly scheduled Board meeting and at various other times throughout the year if deemed necessary.

How can I communicate with directors?

As set forth in our Corporate Governance Guidelines, stockholders or other interested parties may communicate with the Board, or any individual member or members of the Board, by sending a letter to Kensey Nash Corporation Board, c/o the Secretary, Kensey Nash Corporation, 735 Pennsylvania Drive, Exton, PA 19341. The Secretary will receive the correspondence and forward it to the Board or specified Board member or members to whom the communication is addressed.

How often did the Board meet in fiscal 2011?

During fiscal 2011, the Board met twelve times. During each of the four Board meetings held in person, the independent directors met without our executive officers being present for an executive session. During fiscal 2011, each director who served on the Board during fiscal 2011 attended at least 75% of the aggregate of (1) the total number of meetings held by the Board during the period in which such individual was a director, and (2) the total number of meetings held by all committees of the Board on which he served during the period in which such individual served on such committee.

What is the Company’s policy regarding Board members’ attendance at the Annual Meeting?

The Corporate Governance Guidelines provide that directors are expected to attend the Annual Meeting, and all of our current directors who served on our Board at that time were in attendance at our 2010 Annual Meeting. The full text of the Corporate Governance Guidelines is available on our website at www.kenseynash.com in the “Corporate Governance” section.

What is the Board’s leadership structure, and why is it the best structure for the Company at this time?

While the Board does not have a formal policy requiring the separation of the positions of Chairman of the Board and Chief Executive Officer, currently the roles of the Chairman of the Board and the Chief Executive Officer are separated.

Our non-employee Chairman of the Board presides at all meetings of stockholders and all meetings of the Board, approves the agendas for all Board meetings, approves information sent to the Board as a whole and, if requested by significant stockholders of the Company, is available for consultation and direct communication with such stockholders (subject to compliance with applicable Company policies). The Board has determined that our Chairman of the Board meets the NASDAQ independence requirements and the independence guidelines set forth in our Corporate Governance Guidelines. Our Chief Executive Officer manages and directs the day-to-day operations of the Company, and is responsible for leading strategic business decisions. He also serves as a member of the Board and is the primary liaison between the Board and our management.

The Board believes that separation of the roles of Chairman of the Board and Chief Executive Officer is the best governance model for the Company at this time. Under this model, our Chairman of the Board can devote his attention to overseeing the Company’s governance controls and ensuring that management has the support it needs from the Board to carry out the Company’s strategic priorities. Similarly, the Chief Executive Officer is able to focus his attention on growing and strengthening the business. Under our Corporate Governance Guidelines, however, the Board has the discretion to, and may in the future, determine that under certain circumstances it may be appropriate for the Chief Executive Officer to fill the office of the Chairman of the Board.

What is the Board’s role in risk oversight?

From time to time, we are exposed to risks, including strategic, operational, financial, legal, regulatory and compliance risks. The Board as a whole, as well as the committees thereof, is responsible for overseeing our risk management process and evaluating whether this process, as designed, is adequate to effectively manage the risks that we face. Our management is responsible for developing and implementing the Company’s plans and processes for risk management and is responsible for preparing and delivering reports directly to the Audit Committee and the Board with respect to risk management.

Throughout the year, the Board and the committees to which it has delegated responsibility conduct risk assessments and discuss identified risk and how to eliminate or mitigate such risks, within such areas as operational, financial performance, financial reporting, legal, regulatory and strategic. The Board, at least annually, reviews with management its plans and processes for managing risk. In addition, while our Board is ultimately responsible for overseeing our risk management, the committees of our Board assist the Board in fulfilling this responsibility by evaluating and assessing risks within their respective areas of responsibility and advising the Board of any significant risks.

For example, the Audit Committee focuses on assessing and mitigating financial reporting risks, including risks related to internal control over financial reporting. The Compensation Committee considers risks relating to the Company’s compensation programs and policies, and evaluates whether our compensation programs are designed so employees are incentivized to make decisions that lead to long-term value for our stockholders, without encouraging excessive risk-taking. The Nominating and Corporate Governance Committee monitors risk and evaluates whether proper corporate governance standards are maintained and whether the Board is comprised of qualified directors.

What are the committees of the Board and what are their functions?

The Board has established three standing committees: an Audit Committee, a Compensation Committee and a Corporate Governance and Nominating Committee. Each of these committees consists of only non-employee directors. The current members of the committees are identified in the table below.

Name	Audit Committee		Compensation Committee		Corporate Governance and Nominating Committee
Robert J. Bobb	X	(2)	X		X
Lisa D. Earnhardt(1)					X
C. McCollister Evarts, M.D.			X	(2)	X
Walter R. Maupay, Jr.(3)	X				X	(2)
Donald E. Morel, Jr., Ph.D.	X		X

X	Committee Member

(1)	Ms. Earnhardt was elected to the Board in September 2011

(2)	Committee Chairman

(3)	Chairman of the Board

Audit Committee

The Audit Committee currently consists of Messrs. Bobb (Chairman) and Maupay and Dr. Morel, each of whom is a non-employee director who meets the applicable NASDAQ independence requirements, including the additional independence requirements applicable to Audit Committee members. The Audit Committee exercises oversight responsibility regarding the quality and integrity of our accounting and financial reporting processes and the auditing of our financial statements. In fulfilling this responsibility, the Audit Committee, among other things, selects the independent auditors, pre-approves any audit or non-audit services to be provided by the independent auditors, reviews the results and scope of the annual audit performed by the auditors and assesses processes related to risks and the control environment. The Audit Committee reports to the full Board regarding all of the foregoing. The Audit Committee operates pursuant to a written charter that is posted on our website at www.kenseynash.com in the “Corporate Governance” section. During fiscal 2011, the Audit Committee held 13 meetings. See “Audit Committee Matters.”

Compensation Committee

The Compensation Committee currently consists of Dr. Evarts (Chairman), Mr. Bobb and Dr. Morel, each of whom is a non-employee director who meets the applicable NASDAQ independence requirements. The Compensation Committee has the primary responsibility for determining guidelines and standards of executive compensation, reviewing our executive policies and reporting to the full Board regarding the foregoing. The Compensation Committee also has responsibility for administering the Kensey Nash Corporation Employee Incentive Compensation Plan (as amended, the “Employee Plan”), determining the number of equity-based awards to be granted to our executive officers, non-employee directors and employees pursuant to the Employee Plan, and reporting to the full Board regarding the foregoing matters. The Compensation Committee operates pursuant to a written charter that is posted on our website at www.kenseynash.com in the “Corporate Governance” section. During fiscal 2011, the Compensation Committee held six meetings. Our Chief Executive Officer was present at these meetings, other than during portions of meetings at which the compensation of the Chief Executive Officer was determined. See “Compensation Discussion and Analysis.”

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee consists of Messrs. Maupay (Chairman) and Bobb, Dr. Evarts and Ms. Earnhardt, each of whom is a non-employee director who meets the applicable NASDAQ independence requirements. At a meeting of the Board on September 19, 2011, and upon the recommendation of the Corporate Governance and Nominating Committee, the Board elected Ms. Earnhardt to serve as a member of the Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee has the responsibility of evaluating the performance of the Board and making recommendations as to the size and composition of the Board and its committees. The Corporate Governance and Nominating Committee also performs the duties of a nominating committee and is responsible for making recommendations for nominations of new members of the Board and re-election of existing members. The Corporate Governance and Nominating Committee operates pursuant to a written charter that is posted on our website at www.kenseynash.com in the “Corporate Governance” section. During fiscal 2011, the Corporate Governance and Nominating Committee held four meetings.

How are nominees for the Board selected?

The Corporate Governance and Nominating Committee considers many factors when evaluating candidates for election to the Board, including that the proper skills, experiences and competencies are represented on the Board and its committees and that the composition of the Board and each such committee satisfies applicable legal requirements and the NASDAQ listing standards. Among other criteria, the Corporate Governance and Nominating Committee considers a candidate’s independence; ability to exercise business judgment; and applicable healthcare industry knowledge and experience, other relevant business or professional experience and the ability to offer our management meaningful advice and guidance based on that experience; as well as core competencies or technical expertise necessary for our committees. Additionally, while the Corporate Governance and Nominating Committee does not have a formal policy mandating the consideration of diversity in identifying or evaluating director nominees, directors or the Board as a whole, under the Corporate Governance and Nominating Committee charter, the Committee does consider diversity when evaluating directors, director candidates and the overall composition of the Board, with diversity being broadly understood by the Committee to mean a variety of opinions, perspectives, personal and professional experiences and backgrounds. The director qualification standards that the Corporate Governance and Nominating Committee uses when considering candidates are included in the Corporate Governance Guidelines available on our website at www.kenseynash.com in the “Corporate Governance” section. The Corporate Governance and Nominating Committee considers the entirety of each candidate’s credentials and does not have any specific minimum qualifications that must be met by a Corporate Governance and Nominating Committee recommended nominee. However, the Corporate Governance and Nominating Committee does believe that all members of the Board should have the highest personal and professional ethics, a commitment to representing the long-term interests of the stockholders and sufficient time to devote to Board matters.

The Corporate Governance and Nominating Committee considers candidates for the Board from any reasonable source, including stockholder recommendations and recommendations from current directors and executive officers. The Corporate Governance and Nominating Committee does not evaluate candidates differently based on who has proposed the candidate. The Corporate Governance and Nominating Committee has the authority under its charter to hire and pay a fee to consultants or search firms to assist in the process of identifying and evaluating candidates to serve on the Board. During fiscal 2011, no such consultants or search firms were used to assist in the process of identifying and evaluating candidates to serve on the Board or to provide advice with respect to the compensation of directors or executives. After considering candidates and assessing any material relationships with the Company or third parties that might adversely impact independence and objectivity, as well as such other criteria as the Corporate Governance and Nominating Committee determines to be relevant at the time, the Corporate Governance and Nominating Committee makes recommendations for or against them, and presents candidates that the Corporate Governance and Nominating Committee recommends to the full Board. The Board then considers these recommendations regarding the candidates and may proceed to nominate them.

How can a stockholder recommend a candidate for nomination as a director of Kensey Nash Corporation?

Stockholders who wish to nominate a qualified director candidate should write to our Secretary at our principal executive offices and must comply with procedures and timelines contained in our Third Amended and Restated Bylaws, as amended (the “Bylaws”). The procedures to submit stockholder proposals and candidates for nomination for director to the Board for the 2012 annual meeting of stockholders are described under the section entitled “Miscellaneous and Other matters—Deadlines and Procedural Requirements for Submission of Proxy Proposals and Nomination of Directors for the Next Year.”

PROPOSAL No. 1

ELECTION OF DIRECTORS

The Board currently consists of seven directors. Article Five of our Second Amended and Restated Certificate of Incorporation, as amended, provides that the Company shall be managed by or under the direction of a board of directors consisting of no less than five (5) and no more than nine (9) directors. In addition, the Board is classified with respect to the terms for which its members shall hold office by dividing the members into three classes. The table below describes the date of the applicable annual meeting of stockholders at which each director’s term expires. At the Annual Meeting, Douglas G. Evans, P.E. and C. McCollister Evarts, M.D. are to be elected for a term of three years expiring at the 2014 Annual Meeting of Stockholders.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT TO SERVE AS OUR DIRECTORS FOR A THREE-YEAR TERM BEGINNING AT THE ANNUAL MEETING. See “Nominees” below.

The five directors whose terms of office expire in 2012 and 2013 will continue to serve after the Annual Meeting until such time as their respective terms of office expire or their successors are duly elected and qualified. See “Other Continuing Directors” below.

If at the time of the Annual Meeting the nominee should be unable or declines to serve, the person named in the proxy will vote for such substitute nominee as the Board recommends, or vote to allow the vacancy created thereby to remain open until filled by the Board, as the Board recommends. The Board has no reason to believe that the nominee for election at the Annual Meeting will be unable or will decline to serve as a director if elected.

The following table lists the nominees for election to the Board and the other current members of the Board, their ages, their positions with the Company, the year each was first elected as a director, the expiration of their current terms and the years of the annual meeting for which their terms are to expire following the Annual Meeting.

Name	Age	Position with Company	Served as Director Since	Term Expires Prior to Annual Meeting	Term Expires After Annual Meeting	Class of Director
Nominees:
Douglas G. Evans, P.E.(1)	47	Chief Operating Officer, Assistant Secretary and Director	1995	2011	2014	I
C. McCollister Evarts, M.D.(1)	80	Director	2000	2011	2014	I
Other Directors:
Robert J. Bobb	63	Director	1984	2013	2013	III
Lisa D. Earnhardt	42	Director	2011	2013	2013	III
Joseph W. Kaufmann	59	Chief Executive Officer, President, Secretary and Director	1992	2012	2012	II
Walter R. Maupay, Jr.	72	Chairman of the Board, Director	1995	2012	2012	II
Donald E. Morel, Jr., Ph.D.	54	Director	2010	2012	2012	II

(1)	Nominated for re-election to the Board at the Annual Meeting for a three-year term expiring in 2014.

Below are the biographies for our director nominees and our directors who will continue to serve after the Annual Meeting, including information concerning their specific experiences, qualifications, attributes and skills that led the Corporate Governance and Nominating Committee and the Board to conclude that the nominee or director should serve on the Board:

Nominees

Mr. Evans has served as Chief Operating Officer and as Assistant Secretary of the Company and has been a director since 1995. Mr. Evans is responsible for overseeing the Company’s daily operations, protecting and developing the Company’s intellectual property and assessing new technologies. From 1989 to 1994, Mr. Evans held several senior positions with the Company in product development and engineering. From 1986 until joining the Company in 1989, Mr. Evans held a number of positions in engineering and business development for several divisions of the General Electric Company. Mr. Evans received a B.S. degree in Engineering Science and a Master’s degree in Business Management from The Pennsylvania State University and an M.S. degree in Electrical Engineering from the University of Pennsylvania. Mr. Evans is a Registered Professional Engineer in the United States.

The Board believes that Mr. Evans should serve as a director because of his business experience in the medical device industry and his distinguished tenure with the Company. Mr. Evans has extensive knowledge of our business, industry, products and operations, derived from over 22 years experience in executive positions with our Company, including 16 years as our Chief Operating Officer.

Dr. Evarts has been a director of the Company since July 2000. Dr. Evarts is currently a University Professor at the University of Maryland, a position he has held since January 2011. Previously, Dr. Evarts was one of three Distinguished University Professors at the University of Rochester and Professor of Orthopaedics at the University of Rochester Medical Center, positions he held from August 2006 to December 2010. From July 2003 to August 2006, Dr. Evarts had been Chief Executive Officer of the University of Rochester Medical Center and Senior Vice President and Vice Provost for Health Affairs at the University of Rochester. In addition, Dr. Evarts served as Chief Executive Officer of The Milton S. Hershey Medical Center, as well as the Senior Vice President for Health Affairs and Dean, College of Medicine. Previously, Dr. Evarts served as Professor and Chair of the Department of Orthopaedics at the University of Rochester School of Medicine and Dentistry and Medical Center and Vice President for Development. Prior to that, he was Chair of the Department of Orthopaedic Surgery at the Cleveland Clinic Foundation. Dr. Evarts holds an A.B. degree from Colgate University. He received his Medical Degree from the University of Rochester School of Medicine and Dentistry and served his internship and residency at the University of Rochester Strong Memorial Hospital. Dr. Evarts is a former board member of Carpenter Technology Corporation, and The Hershey Foods Corporation, and former board chair of the Hershey Trust. He is a member of the National Academy of Sciences Institute of Medicine. Dr. Evarts is the chairman of the Compensation Committee and a member of the Corporate Governance and Nominating Committee.

The Board believes that Dr. Evarts should serve as a director because of the insight Dr. Evarts provides to the Board on management and business issues obtained through his extensive, business, executive and medical technology experience in the medical industry. In addition, his experience serving on a number of boards of directors of other companies provides the Board with perspective on corporate governance best practices.

Other Continuing Directors

The following persons will continue to serve as directors of the Company after the Annual Meeting until their terms of office expire (as indicated above) and until their successors are elected and qualified (or until their earlier resignation or removal).

Mr. Bobb has been a director of the Company since 1984. Since 1978, Mr. Bobb has been a principal equity investor in a number of lower to middle market operating companies. These investments have included start-ups, turnarounds and acquisitions from both private and public sellers. In each instance, Mr. Bobb served as Chief Executive Officer or Chairman of the Board. Currently, Mr. Bobb is Chairman of the Board for each of Chemcoaters LLC, Chicago Steel LLC and Robert J. Bobb & Company. Mr. Bobb received a B.S. degree from Western Michigan University and a J.D. degree from the University of Notre Dame Law School. Mr. Bobb is a member of the Corporate Governance and Nominating Committee and Chairman of the Audit Committee and qualifies as an “audit committee financial expert” as defined in SEC rules under the Sarbanes Oxley Act of 2002.

The Board believes that Mr. Bobb should continue to serve as a director because his significant experience, including his service as a chief executive officer and as the chairman of the board of other companies, provides the Board with perspective on financial, operational and strategic planning matters relevant to the Company, as well as insight into corporate governance best practices. Further, having served on the Board since 1984, Mr. Bobb brings an extensive knowledge about our business and industry and its evolution.

Ms. Earnhardt has been a director of the Company since September 2011. Ms. Earnhardt has served as President and Chief Executive Officer of Intersect ENT, Inc. and as a Director since March 2008. From 2006 to 2008, she served as a member of Boston Scientific Corporation’s Operating Committee, serving as the President of the Cardiac Surgery division. She started her career in medical devices in 1996, having held a variety of sales and marketing positions of increasing responsibility with Guidant Corporation until the company was acquired in 2006 by Boston Scientific Corporation. Ms. Earnhardt holds a Bachelor of Science degree in Industrial Engineering from Stanford University and a Master of Business Administration from Northwestern University’s Kellogg School of Management. Ms. Earnhardt also serves as a member of the Kellogg Alumni Council and was previously a member of the board of directors of Nerites Corporation from 2009 through January 2011.

The Board believes that Ms. Earnhardt should serve as a director because Ms. Earnhardt provides the Board with extensive experience and insight on business and management issues relevant to the Company’s business and operations obtained through her experience serving as a chief executive officer and director of a medical device company in the health care industry.

Mr. Kaufmann has served as Chief Executive Officer and President of the Company since 1995, as Secretary since 1989, and as a director since 1992. Mr. Kaufmann joined the Company in 1989 as Chief Financial Officer and was appointed Vice President, Finance and Administration in January 1994. Prior to joining the Company, Mr. Kaufmann held executive finance positions at divisions of Hanson, PLC and Syntex Corporation. Mr. Kaufmann received a B.S. degree in Accounting from St. Joseph’s University.

The Board believes that Mr. Kaufmann, as our Chief Executive Officer, should serve as a director because of Mr. Kaufmann’s unique understanding of the opportunities and challenges that we face and his in-depth knowledge of the medical device industry, strategic planning and his extensive experience with all aspects of our business model, including operations and key business drivers, and our long-term growth strategies, derived from over 20 years experience in executive positions with the Company, including 16 years as our Chief Executive Officer.

Mr. Maupay has been a director of the Company since June 1995. Prior to his retirement in 1995, Mr. Maupay was a group executive with Bristol-Myers Squibb, a bio-pharmaceutical research and development company, when Bristol-Myers Squibb bought Calgon Vestal Laboratories from Merck & Co. From 1988 to December 1994, Mr. Maupay served as President and Chairman of the Board of Calgon Vestal Laboratories, producers of skin care and infection control products, then a subsidiary of Merck & Co. Mr. Maupay spent 33 years in corporate and divisional positions at Merck & Co. Mr. Maupay received a B.S. degree in Pharmacy from Temple University and an M.B.A. degree from Lehigh University. During the last five years, Mr. Maupay has served as a director of the following publicly traded companies: Cubist Pharmaceuticals, Inc from 1999 to 2010 and PolyMedica Corporation from 2002 to 2007, and he currently serves as a director of SyntheMed, Inc., a position he has held since 1996. Mr. Maupay is also a director of several private companies. Mr. Maupay is the Chairman of the Board, chairman of the Corporate Governance and Nominating Committee and a member of the Audit Committee and qualifies as an “audit committee financial expert” as defined in SEC rules under the Sarbanes Oxley Act of 2002.

The Board believes that Mr. Maupay should serve as a director because of the insight Mr. Maupay provides the Board regarding managing an organization in a highly regulated industry obtained through his extensive experience with highly regulated businesses in the healthcare field. In addition, his experiences on the board of directors of other public companies provide the Board with perspective into corporate governance best practices.

Dr. Morel has been a director of the Company since March 2010. Mr. Morel has served as Chief Executive Officer of West Pharmaceutical Services, Inc. (“West”), a publicly traded company, since April 2002 and as Chairman of West’s Board of Directors since March 2003. Dr. Morel joined West in 1992 as Director of research and development and was promoted to Vice President of research and development in 1993. In this role, Dr. Morel spearheaded West’s efforts to develop novel and proprietary drug delivery technologies. From 1998 to 2001, Dr. Morel served as president of several of West’s divisions, and in April 2002, Dr. Morel became President and Chief Operating officer of West. Prior to joining West, Dr. Morel developed and managed a broad range of programs involving advanced materials for aerospace, biomedical and pharmaceutical applications for several companies. Dr. Morel holds a B.S. degree in Engineering from Lafayette College, and an M.S. in Materials Science and a Ph.D. in Materials Science and Veterinary Medicine from Cornell University. Dr. Morel has received several awards and honors, including being named a fellow of the American Institute for Medical & Biologic Engineering. Dr. Morel also serves as a Director and Trustee of a number of non-profit organizations, including the Fox Chase Cancer Center. Dr. Morel is a member of the Audit Committee and the Compensation Committee and qualifies as an “audit committee financial expert” as defined in SEC rules under the Sarbanes Oxley Act of 2002.

The Board believes that Dr. Morel should serve as a director because Dr. Morel provides the Board with insight on financial and strategic planning matters relevant to the Company’s business and operations obtained through his experience serving as a chief executive officer of a publicly traded company in the health care industry. In addition, his service on the board of directors of other companies provides the Board with perspective into corporate governance best practices.

Director Emeritus

John E. Nash, P.E. serves as a director emeritus, and as such, Mr. Nash attends meetings of the Board, but does not have the right to vote on matters before the Board. Mr. Nash is a co-founder of Kensey Nash, is currently the Vice President of New Technologies and served as a director from 1984 until his retirement from the Board in 2007. Upon his retirement from the Board, Mr. Nash was named as the Company’s Board member emeritus in honor of his role as founder of the Company and as a tribute to his many years of service on the Board. He served as Vice Chairman of the Board and Executive Vice President from 1984 to October 1998. Prior to his co-founding the Company, Mr. Nash was employed by Syntex Corporation in a number of engineering and development positions within its Syntex Dental subsidiary, including Vice President of Research and Development. Mr. Nash holds qualifications in Mechanical and Production Engineering from Kingston College of Technology in the United Kingdom and is a Registered Professional Engineer in both the United Kingdom and the United States.

The Board believes that Mr. Nash, as a founder of the Company, should serve as Director Emeritus because of his vast experience in our industry and his personal, in-depth knowledge of the Company, its history and our business.

PROPOSAL No. 2

APPROVAL OF THE NINTH AMENDED AND RESTATED EMPLOYEE INCENTIVE COMPENSATION PLAN

The Board has approved, and proposes that our stockholders approve, amending and restating the Eighth Amended and Restated Employee Incentive Compensation Plan, as amended (“Employee Plan”), which was previously approved by our stockholders, as the Ninth Amended and Restated Employee Incentive Compensation Plan (“Amended Plan”). The Amended Plan provides for an increase in the number of shares of our Common Stock authorized for issuance under it by 600,000 shares, only 85,000 shares of which may be issued as restricted stock, bonus stock or stock-based awards other than stock options or stock appreciation rights, and increases the maximum term of stock appreciation rights (“SARs”) that may be granted under the Amended Plan to ten years.

The Board desires to maintain the Employee Plan and make additional shares available for award under it as amended by the Amended Plan because it believes that the well-recognized benefits of incentive compensation plans outweigh any burden on, or dilution of, our stockholders attendant to the award of stock options, restricted stock or other types of awards. Those benefits include:

—	Retention and attraction of key employees;
—	The encouragement of key employees to acquire a proprietary interest in the Company;
—	The ability to fashion attractive incentive awards based upon the performance of the Company and the price of our Common Stock; and
—	Alignment of the interests of directors, officers, employees and consultants with the interests of our stockholders.

The Compensation Committee administers the Employee Plan and would continue to administer the Amended Plan. The Compensation Committee consists of two or more “outside directors,” as defined under Section 162(m) of the Internal Revenue Code (the “Code”). These “outside directors” are also non-employee directors, as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended (“Exchange Act”).

Background

The Board adopted the Employee Plan in its original form on April 1, 1995. The most recent previous amendment and restatement to the Employee Plan occurred on December 1, 2010, when our stockholders approved at our Annual Meeting the Eighth Amended and Restated Employee Incentive Compensation Plan to, among other things, reserve an additional 300,000 shares of Common Stock for issuance under the Employee Plan. That Compensation Plan brought the total number of shares authorized for issuance under the Employee Plan to 5,700,000 shares, most of which (other than the newly authorized shares) have already been issued.

The current proposal will, if approved, increase the number of shares authorized for issuance by 600,000 shares, of which only 85,000 shares may be issued as restricted stock, bonus stock or stock-based awards other than stock options or stock appreciation rights. The current number of shares available for grant from the Employee Plan is 534,210 shares. Under the Amended Plan, if stockholder approval is obtained pursuant to this proposal to add an additional 600,000 shares, it would bring the total shares available for grant to 1,134,210 shares. Of these 1,134,210 shares, given the approval of the Amended Plan, only 85,000 shares may be issued as restricted stock, bonus stock or stock-based awards other than stock options or stock appreciation rights. The Board believes that the Amended Plan is in the best interests of the Company and our stockholders for the reasons discussed.

The following table provides information as of September 30, 2011 regarding our total outstanding shares of Common Stock, shares underlying outstanding options, shares previously issued under the Employee Plan and the terminated Directors’ Plan and shares that would be added upon stockholder approval of the Amended Plan:

As of September 30, 2011:
Shares Underlying Outstanding Options	1,764,571
Shares Outstanding	8,645,090
Shares Outstanding & Shares Underlying Outstanding Options	10,400,661
Overhang (Shares Underlying Options Outstanding/Shares Outstanding)	20.4%
Weighted Average Exercise Price of Outstanding Options	$27.91
Nonvested Restricted Stock Awards Outstanding	49,999
Shares Previously Issued Under Plan (Upon Exercise of Options and as Restricted Stock)	3,811,219
Shares Available for Grant from Employee Plan	534,210
Total Overhang ((Shares Underlying Outstanding Options + Plan Shares Available)/Shares Outstanding)	26.6%
Shares Board Seeks Approval For	600,000
As a % of Shares Outstanding	6.9%
As a % of Shares & Shares Underlying Outstanding Options	5.8%
Closing Price of Common Stock as of September 30, 2011	$24.50
Weighted Average Remaining Contractual Term of Outstanding Options	5.85 Years

Key Points Regarding the Amended Plan

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Of the 600,000 new shares requested in the Amended Plan, only 85,000 shares may be awarded as restricted stock, bonus stock or stock-based awards other than stock options or stock appreciation rights. The other 515,000 shares may be issued only pursuant to stock options or SARs.

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The Compensation Committee believes the Amended Plan is important for the Company not only to retain key personnel in a highly competitive industry, but also to attract new talented and experienced employees by using stock-based incentives as a component of overall compensation.

—

In our Form 8-K filed with the SEC on November 18, 2010, we committed to maintain an average annual “burn rate” (a measure of equity dilution, which is generally calculated by dividing the total number of all equity award shares granted during a fiscal year by the total shares outstanding at the end of that fiscal year) to not exceed 4.02% from our fiscal year ending June 30, 2011 through our fiscal year ending June 30, 2013. We reaffirm that we are committed to maintaining this average burn rate through fiscal year ending June 30, 2013.

—

The maximum term of SAR that may be granted under the Amended Plan would increase so that no SAR shall be exercisable more than ten years after the date it is granted. This represents an increase from the current maximum term of five years and would align the maximum SAR exercise period with the maximum (and typical) term of stock options granted under the Amended Plan. For a full discussion of the SARs, see the discussion in the section titled “Stock Appreciation Rights” below.

Stockholder approval of the Amended Plan is sought to continue (1) to meet the requirements of the NASDAQ, (2) to qualify certain compensation under the Amended Plan as “qualified performance-based compensation” that is tax deductible without limitation under Section 162(m) of the Code, and (3) to qualify certain stock options granted under the Amended Plan as incentive stock options. Also, Section 12.1 of the Employee Plan provides that no amendment to the Employee Plan shall be made without the approval of our stockholders to the extent such approval is required by law, agreement or the rule of NASDAQ or any other stock exchange (or other public market) on which the Common Stock is listed (or regularly traded). The Amended Plan will be effective on the date of stockholder approval and will apply to all awards made under it, on or after that date. We intend to register the additional shares authorized under the Amended Plan under the Securities Act of 1933. If stockholders do not approve the Amended Plan, the current Employee Plan will remain in place without any additional shares.

New Plan Benefits.

Because benefits under the Amended Plan will depend on the Compensation Committee’s actions and the fair market value of the Company’s Common Stock at various future dates, the benefits payable under the Amended Plan, and the benefits that would have been payable had the Amended Plan been in effect during the most recent fiscal year, are not determinable.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE NINTH AMENDED AND RESTATED EMPLOYEE INCENTIVE COMPENSATION PLAN.

Terms of the Amended Plan

The following brief summary of certain features of the Amended Plan is qualified in its entirety by reference to the full text of the Amended Plan, which is attached to this Proxy Statement as filed with the SEC as Exhibit A. Copies of this Proxy Statement with the Amended Plan attached will be available on our website at www.kenseynash.com in the “Corporate Governance” section and will be furnished by us without charge upon written request.

Awards Under the Amended Plan. The Amended Plan is a flexible plan that provides the Compensation Committee broad discretion to fashion the terms of the awards to provide eligible recipients with such stock-based and performance-related incentives as the Compensation Committee deems appropriate. The Amended Plan permits the issuance of awards in a variety of forms, including (1) nonqualified and incentive stock options for the purchase of Common Stock, (2) stock appreciation rights, (3) restricted stock, (4) bonus stock and awards in lieu of obligations of the Company to pay cash or deliver other property under compensatory arrangements, (5) other stock-based awards, (6) performance awards and (7) cash incentive awards. Under the Amended Plan, if stockholder approval is obtained pursuant to this proposal to add an additional 600,000 shares of Common Stock to be used for awards under the Plan, an aggregate of 6,300,000 shares of Common Stock will be reserved for issuance pursuant to awards under it, of which 1,134,210 will be available for issuance following such stockholder approval. Of the 1,134,210 shares that would be available if our stockholders approve the Amended Plan, only 85,000 shares may be awarded as restricted stock, bonus stock or stock-based awards other than stock options or stock appreciation rights under the Amended Plan. Over any three consecutive fiscal year periods, the maximum aggregate number of shares of Common Stock that may be covered by stock options, stock appreciation rights, restricted stock awards and other stock-based awards granted to any single participant in the Amended Plan is 1,000,000 shares, subject to adjustment under circumstances specified in the Amended Plan. The maximum aggregate amount that may be paid out under the Amended Plan as cash incentive awards or other cash awards to any single participant in any fiscal year is $1,000,000.

Eligibility. The persons eligible to participate in the Amended Plan are directors, officers, employees and consultants of the Company or any affiliate of the Company who, in the opinion of the Compensation Committee, contribute to the growth and success of the Company or our affiliates. The purpose of the Amended Plan is to promote the overall financial objectives of the Company and our stockholders by motivating eligible participants to achieve long-term growth in stockholder equity in the Company and to retain these individuals. As of September 30, 2011, we had five non-employee directors, six executive officers, approximately 308 employees and no consultants eligible to participate in the Employee Plan.

Release of Shares and Adjustment. At the discretion of the Compensation Committee, if shares of Common Stock subject to an award under the Amended Plan remain unissued upon termination of such award or are forfeited, the shares that were otherwise subject to such award may again be available for grant by the Compensation Committee. Any shares the Company receives as consideration for the exercise of an award under the Amended Plan, including the satisfaction of any tax withholding obligations, will not be available for new awards under the Amended Plan. In the event of a stock dividend, stock split, recapitalization, sale of substantially all of the assets of the Company, reorganization or other similar event, the Compensation Committee will make appropriate adjustments to the aggregate number of shares of Common Stock subject to the Amended Plan and the number, class and price of shares subject to outstanding awards.

Stock Options. Stock options granted under the Amended Plan may be either incentive stock options qualified under Section 422 of the Code (“ISOs”) or non-qualified stock options (“NQSOs”). The exercise period for any stock option granted under the Amended Plan will be determined by the Compensation Committee; provided that no stock option shall be exercisable more than 10 years after the date it is granted, or five years after the date of grant in the case of an ISO granted to a stockholder who owns 10% or more of the Company. The Compensation Committee will determine the exercise price for options granted under the Amended Plan; provided that the exercise price per share may not be less than the fair market value per share on the date the stock option is granted. If an option that is intended to qualify as an ISO is to be granted to a person that is a 10% or more stockholder of the Company, the exercise price per share may not be less than 110% of the fair market value per share of our Common Stock on the grant date of the ISO. The exercise price of a stock option may be paid in cash or, if approved by the Compensation Committee, (1) by delivering Common Stock of the Company already owned by the recipient having a fair market value on the date of delivery equal to the exercise price, (2) by authorizing us to retain shares of Common Stock that would otherwise be issuable on exercise of the stock option having a fair market value on the date of exercise equal to the exercise price, or (3) in such other manner as provided in the Amended Plan.

Stock Appreciation Rights. Stock appreciation rights (“SARs”) awards may be granted alone or in conjunction with a stock option grant. The exercise period for any SAR granted under the Amended Plan will be determined by the Compensation Committee; provided that, if stockholder approval of the Amended Plan is obtained, no SAR shall be exercisable more than 10 years after the date it is granted. Under the Employee Plan, as currently in effect, the maximum term of a SAR is generally five years. However, in September 2011, the Compensation Committee approved, and recommended to the Board for approval, grants of cash-settled SARs to the Company’s executive officers and other employees with a seven-year term, and amended the Employee Plan, solely for the purposes of such awards, to allow such SARs to have a seven-year term. If a SAR is granted in conjunction with a stock option, the term of the SAR will be the same as the term of the corresponding stock option. Upon the exercise of a SAR, the person exercising the right may be entitled to receive an amount in cash, shares of our Common Stock or both, as determined by the Compensation Committee, equal in value to the excess of the fair market value per share of Common Stock over the exercise price per share of Common Stock, multiplied by the number of shares in respect of which the SAR is exercised. The Compensation Committee will establish the terms applicable to SARs granted on a stand-alone basis; provided that the value to be used instead of the exercise price may not be less than the fair market value per share of our Common Stock on the date the SAR is awarded. SARs granted in conjunction with an ISO may not be exercisable unless the fair market value of our Common Stock on the date of exercise exceeds the option exercise price.

Restricted Stock. Shares of restricted stock may be granted alone or in conjunction with other awards under the Amended Plan. The Compensation Committee will determine the terms of restricted stock grants, and may condition a grant on the achievement of performance goals by the recipient or the Company and otherwise make the shares of restricted stock subject to forfeiture. During the restriction period set by the Compensation Committee, the recipient will not be permitted to sell, assign, transfer, pledge or otherwise encumber any interest in the shares of restricted stock. During the restriction period, unless otherwise provided in the award agreement, the recipient generally will not have the right to vote the shares subject to the restricted stock award nor to receive any dividends applicable to the shares of restricted stock.

Bonus Stock and Awards in Lieu of the Company’s Obligations. Subject to limitations described in the Amended Plan, the Compensation Committee is authorized to grant shares of our Common Stock as a bonus, or to grant shares of Common Stock or other awards in lieu of obligations of the Company to pay cash or deliver other property in lieu of other compensatory plans or compensation arrangements.

Other Stock-Based Awards. The Compensation Committee is authorized, subject to limitations imposed by applicable law, to grant such other types of awards that may be denominated or payable in, or valued in whole or in part based on the value of, our Common Stock, as determined by the Compensation Committee to be consistent with the purposes of the Amended Plan. These types of awards may include convertible or exchangeable debt securities, other rights convertible or exchangeable into our Common Stock, purchase rights for Common Stock, awards with value and payment contingent upon the performance of the Company and other similar types of awards. The Compensation Committee will determine the terms and conditions for all such awards.

Performance Awards and Cash Incentive Awards. The Compensation Committee is authorized to condition any type of award or cash payment on the performance of the Company using business criteria or other measures of performance it deems appropriate. To the extent that an award is intended to comply with the exception for performance-based compensation under Section 162(m) of the Code, the Compensation Committee will use one or more of the following business criteria for the Company in establishing performance goals for a performance award: (1) total stockholder return; (2) such total stockholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor’s 500 or the NASDAQ-U.S. Index; (3) net income or loss (either in the aggregate or on a per-share basis); (4) pre-tax earnings (either in the aggregate or on a per-share basis); (5) EBITDA or earnings before interest expense, taxes, depreciation and amortization (actual or adjusted and either in the aggregate or on a per-share basis); or (6) pre-tax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items (either in the aggregate or on a per-share basis); (7) operating margin; (8) operating profit; (9) earnings per share; (10) return on equity; (11) return on capital; (12) return on investment; (13) operating income before payment of executive bonuses; (14) working capital; (15) pro forma net income, excluding equity compensation expense; (16) pro forma earnings per share, excluding equity compensation expense; (17) cash flow (either in the aggregate or on a per-share basis); (18) free cash flow (either in the aggregate or on a per-share basis); (19) gross revenues; (20) reductions in expense levels; (21) operating and maintenance cost management and employee productivity; (22) net economic value; (23) economic value added; (24) aggregate product unit and pricing targets; (25) strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market share, market penetration, geographic business expansion goals, objectively identified project milestones, production volume levels, cost targets or goals related to acquisitions or divestitures; (26) achievement of objectives relating to diversity and/or employee turnover; (27) results of customer satisfaction surveys; and/or (28) debt ratings, debt leverage or debt service.

Change in Control Provisions. In the event of a “change in control” (as defined in the Amended Plan): (1) any SARs and stock options outstanding as of the date of such Change in Control and not then exercisable shall become fully exercisable to the full extent of the original award; (2) the restrictions applicable to restricted stock or other awards shall lapse and such awards shall become free of all restrictions and become fully vested and transferable to the full extent of the original award; and (3) the performance goals and other conditions with respect to any outstanding performance award or cash incentive award shall be deemed to have been satisfied in full, and such award shall be fully distributable, if and to the extent provided by the Compensation Committee, notwithstanding that the award may not be fully deductible to the Company under Section 162(m) of the Code. Generally, a “change in control” occurs if there is (1) an acquisition by any individual, entity or group of beneficial ownership of at least fifty percent (50%) of the outstanding shares of our Common Stock or of the combined voting power of our outstanding voting securities entitled to vote generally in the election of directors; (2) upon the consummation of a reorganization, merger, consolidation, complete liquidation or dissolution of the Company, or a sale or disposition of all or substantially all of the Company’s assets; or (3) the members of the Company’s board of directors significantly turn over after the Amended Plan’s effective date (December 7, 2011) such that the members of such board as of the effective date (or generally, persons elected or nominated for election to the Board by such members) no longer represent a majority of its members.

In addition, the Compensation Committee may, in order to maintain a participant’s rights in the event of any change in control of the Company, (1) make any adjustments to an outstanding award to reflect such change in control or (2) cause the acquiring or surviving entity to assume or substitute rights with respect to an outstanding award. Additionally, the Compensation Committee may cancel any outstanding unexercised options or SARs (whether or not vested) that have an exercise price or strike price, as applicable, that is greater than the fair market value of the shares of Common Stock as of the date of the change in control. Under the Amended Plan, the Compensation Committee will also have the ability to cash out any options or SARs (whether or not vested) that have an exercise price or strike price, as applicable, that is less than the fair market value of the shares of our Common Stock as of the date of the change in control. If the Compensation Committee determines that such an award should be cashed out, the participant will receive, on a per share basis, the difference between the exercise price or strike price, as applicable, and the lesser of the fair market value of a share of the Common Stock on the date of the change in control or the price paid per share in the transaction that constitutes the change in control.

Termination of Employment or Service. With respect to stock options and SARs granted under the Amended Plan, unless the applicable award agreement or the Compensation Committee provides otherwise, in the event of a participant’s termination of employment or service due to his or her death or disability, such participant’s stock options or SARs will vest and remain exercisable until one year after such termination (but not beyond the original option or SAR term), and then will be cancelled and forfeited to us. Unless the applicable award agreement or the Compensation Committee provides otherwise, in the event of a participant’s termination of employment or service by the Company without cause or due to the participant’s retirement, the participant’s vested stock options or SARs (to the extent exercisable at the time of such termination) will remain exercisable for 90 days following termination (but not beyond the original option or SAR term) and then will be cancelled and forfeited to us. Unless the application award agreement or the Compensation Committee provides otherwise, in the event of a participant’s termination of employment or service for cause or voluntarily by the participant (other than due to retirement), the participant’s outstanding stock options or SARs (vested or unvested) will immediately be cancelled and forfeited to us.

Unless the applicable award agreement or the Compensation Committee provides otherwise, (1) with respect to restricted stock, in the event of a participant’s termination of employment or service for any reason other than death or disability, all unvested shares will be forfeited to the Company, and (2) upon termination due to either death or disability, all unvested shares of restricted stock will immediately vest.

Amendments; Prohibitions. Generally, the Board or the Compensation Committee may amend, alter or discontinue the Amended Plan or an award granted under the Amended Plan (either prospectively or retroactively) at any time, other than an amendment, alteration or discontinuation that would impair the rights of a recipient of an award under the Amended Plan without the recipient’s consent. However, no amendment or alteration of the Amended Plan will be made without the approval of our stockholders to the extent such approval is required by law or applicable listing standards. In addition under the Amended Plan, with the exception of an adjustment to an award described in “Release of Shares and Adjustment” above, (1) the terms of any outstanding stock option or SAR may not be amended to reduce its exercise price, and (2) no stock option or SAR may be canceled in exchange for cash or other awards, or for stock options or SARs with an exercise price less than the exercise price of the cancelled stock option or SAR, unless approved by our stockholders.

FEDERAL INCOME TAX CONSEQUENCES

The following is a brief summary of the U.S. federal income tax consequences associated with stock options, stock appreciation rights, stock awards and other awards granted under the Amended Plan. This summary is not intended to be exhaustive and does not describe state, local or foreign tax consequences.

Nonqualified Stock Options

Participant. Generally, a participant receiving a nonqualified stock option does not realize any taxable income for federal income tax purposes at the time of grant. Upon exercise of a nonqualified stock option, the excess of the fair market value of the shares of common stock subject to the nonqualified stock option on the date of exercise over the exercise price generally will be taxable to the participant as ordinary income. The participant will have a capital gain (or loss) upon the subsequent sale of the shares of common stock received upon exercise of the stock option in an amount equal to the sale price reduced by the fair market value of the shares of common stock on the date the option was exercised. The holding period for purposes of determining whether the capital gain (or loss) is a long-term or short-term capital gain (or loss) generally commences on the date the nonqualified stock option is exercised.

If the Participant Uses Common Stock to Pay the Exercise Price. If a participant who exercises a nonqualified stock option pays the exercise price by tendering shares of Common Stock and receives a larger number of shares back, the participant will realize taxable income in an amount equal to the fair market value of the additional shares received on the date of exercise, less any cash paid in addition to the shares tendered. Upon a subsequent sale of the Common Stock, the number of shares equal to the number delivered as payment of the exercise price will have a tax-basis equal to that of the shares originally tendered. The additional newly acquired shares obtained upon exercise of the nonqualified stock option will have a tax basis equal to the fair market value of such shares on the date of exercise.

The Company. We generally will be entitled to a tax deduction in the same amount and in the same year in which the participant recognizes ordinary income resulting from the exercise of a nonqualified stock option.

Incentive Stock Options

Participant. Generally, a participant receiving an incentive stock option does not realize any taxable income for federal income tax purposes at the time of grant or exercise. However, the participant may be subject to the alternative minimum tax on the excess of the fair market value of the shares of Common Stock on the date of exercise over the exercise price. Any alternative minimum tax that is payable may ultimately be credited against taxes the participant owes when he or she disposes of the shares of Common Stock received upon exercise of the incentive stock option. If the participant does not sell or otherwise transfer the shares until after the end of the ISO holding period (defined below), the difference between the sale price and the exercise price will be taxed as a long term capital gain (or loss). However, if the participant sells or otherwise transfers the shares during the ISO holding period, the participant will have taxable ordinary income in that year equal to the lesser of (a) the excess of the fair market value of the shares on the date of exercise over the exercise price, and (b) the excess of the sale price of the shares over the exercise price. (If the sale price is less than the fair market value of the shares on the date of exercise, and if the sale is a sale to an unrelated third party, the ordinary income the participant is required to recognize will be not more than the difference between the sale price and the exercise price.) The “ISO holding period” is two years from the grant date of the incentive stock option or one year from the date of exercise, whichever ends later.

If the Participant Uses Common Stock to Pay the Exercise Price. If a participant pays the exercise price for an incentive stock option with Common Stock already owned and the participant receives back a larger number of shares, a number of shares equal to the number used to pay the exercise price will have a tax basis equal to that of the shares originally used to pay the exercise price. The additional newly acquired shares will have a tax basis of zero (0). The ISO holding period for the newly acquired shares will begin on the exercise date. The tax on disposition will be as described above. If the participant uses shares obtained on exercise of an incentive stock option before the end of the ISO holding period for those shares, the participant will be taxed on those shares as though he or she had sold those shares at that time.

The Company. We will not be entitled to a tax deduction upon grant, exercise or subsequent transfer of shares of Common Stock acquired upon exercise of an incentive stock option, provided that the participant holds the shares received upon the exercise of such option for the ISO holding period and otherwise satisfies the ISO rules. If the participant transfers the Common Stock acquired upon the exercise of an incentive stock option prior to the end of the ISO holding period or otherwise fails to satisfy the ISO rules, we generally will be entitled to a deduction at the time the participant recognizes ordinary income in an amount equal to the amount of ordinary income recognized by such participant as a result of such disqualifying event.

Stock Appreciation Rights

Participant. Generally, a participant receiving a SAR does not realize any taxable income for federal income tax purposes at the time of grant. Upon the exercise of a SAR, the participant generally will recognize ordinary income in an amount equal to the amount of cash or the fair market value of the Common Stock distributed to the participant. The participant will have a capital gain (or loss) upon a subsequent sale of any shares of Common Stock received in an amount equal to the sale price reduced by the fair market value of the shares of Common Stock on the date the SAR was exercised. The holding period for purposes of determining whether the capital gain (or loss) is a long-term or short-term capital gain (or loss) will generally commence on the date the SAR is exercised.

The Company. We generally will be entitled to a tax deduction in the same amount and in the same year in which the participant recognizes ordinary income resulting from the exercise of a SAR.

Stock Awards

Participant. Generally, a participant receiving a stock award will recognize taxable income at the time unrestricted stock is granted. The taxable income will equal the excess of the fair market value of the unrestricted stock on the grant date over any amount the participant pays for the unrestricted stock. Generally, a participant will not recognize taxable income at the time restricted stock is granted. However, a participant may make an election under Section 83(b) of the Code (“Section 83(b)”) to be taxed at the time of a restricted stock award. If a participant does not elect to recognize income at the time of the stock award under Section 83(b), the participant will recognize taxable income at the time of vesting. The taxable income will equal the excess of the fair market value of the restricted stock at the time the shares vest over any amount the participant paid for the restricted stock. A participant may elect, under Section 83(b), to include as ordinary income in the year of the stock award an amount equal to the excess of the fair market value of the shares on the transfer date over any purchase price paid for the shares. The fair market value of the shares will be determined as if the shares were not subject to forfeiture. If a participant makes the Section 83(b) election, the participant will not recognize any additional income when the shares vest. Any appreciation in the value of the restricted stock after the participant makes the Section 83(b) election is not taxed as compensation, but instead as a capital gain when the restricted stock is ultimately sold or transferred. If the participant makes a Section 83(b) election and the restricted stock is later forfeited, the participant is not entitled to a tax deduction or a refund of the tax already paid. The Section 83(b) election must be filed with the IRS within 30 days following the date the shares are awarded to a participant. The Section 83(b) election generally is not revocable and cannot be made after the 30-day period has expired. Dividends received on restricted stock subject to a Section 83(b) election are taxed as dividends instead of compensation.

The Company. We generally will be entitled to an income tax deduction equal to the amount of ordinary income a participant recognizes in connection with a stock award. The deduction generally will be allowed for the taxable year in which the participant recognizes such ordinary income.

Other Awards

Participant. With respect to awards granted under the Amended Plan that result in the payment or issuance of cash or shares of Common Stock or other property that either is not restricted as to transferability or is not subject to a substantial risk of forfeiture, the participant generally must recognize ordinary income equal to the cash or the fair market value of stock or other property received. With respect to awards involving the issuance of shares of Common Stock or other property that is restricted as to transferability or subject to a substantial risk of forfeiture, the participant generally must recognize ordinary income equal to the fair market value of the shares or other property received at the first time the shares or other property becomes transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier. A participant may make a Section 83(b) election and be taxed at the time of receipt of restricted stock or other restricted property rather than upon the lapse of restrictions on transferability or the substantial risk of forfeiture, but if the participant subsequently forfeits such shares or property, the participant would not be entitled to any tax deduction, including a capital loss, for the value of the shares or property on which the participant previously paid tax. The participant must file a Section 83(b) election with the IRS within 30 days after the receipt of the restricted stock or other restricted property.

The Company. We generally will be entitled to a deduction in an amount equal to the ordinary income received by the participant. The deduction generally will be allowed for the taxable year in which the participant recognizes such ordinary income.

Section 409A

Section 409A of the Code applies to amounts that are considered “non-qualified deferred compensation.” If a deferred compensation arrangement, including certain awards that may be issued under the Amended Plan, does not meet the requirements of Section 409A of the Code, the timing of taxation for these amounts could be accelerated (meaning these amounts could become immediately taxable). Also, an additional 20% income tax, as well as penalties and interest could be imposed upon the applicable participants in the Amended Plan.

Section 162(m)

Section 162(m) of the Code (“Section 162(m)”), provides that any compensation paid to a “covered employee” within the meaning of Section 162(m) that exceeds $1,000,000 cannot be deducted by the Company for federal income tax purposes unless, in general, (1) such compensation constitutes “qualified performance-based compensation” satisfying the requirements of Section 162(m) and (2) certain components of the plan or agreement providing for such performance-based compensation have been approved by the stockholders. We intend that options, stock appreciation rights, cash incentive awards and certain other performance-based awards under the Amended Plan that are granted to persons expected to be “covered employees” will constitute “qualified performance-based compensation” and, accordingly, will not be subject to the $1,000,000 Section 162(m) deductibility cap. However, the Compensation Committee reserves the right to grant compensation that does not satisfy Section 162(m) and, therefore, would not be deductible by the Company.

Parachute Payments

In the event any payments or rights accruing to a participant upon a change in control (as described under “Change in Control Provisions” above), including any payments or vesting under the Amended Plan triggered by a change in control, constitute “parachute payments” under Section 280G of the Code, depending upon the amount of such payments and the other income of the participant, the participant may be subject to an excise tax (in addition to ordinary income tax), and we may be disallowed a deduction for the amount of the actual payment. However, the Amended Plan provides for an automatic reduction of a participant’s awards under the Amended Plan to the extent that an award would result in any excess parachute payment that would trigger such an excise tax or loss of deduction, unless the participant is party to a written agreement with the Company that provides for more favorable treatment with respect to such excess parachute payments.

PROPOSAL No. 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

The Audit Committee appointed Deloitte & Touche LLP, an independent registered public accounting firm, as auditors of our financial statements for fiscal 2011. Deloitte & Touche LLP has served as auditors for us since 1990. It is expected that representatives of Deloitte & Touche LLP will be present at the meeting and will be available to respond to appropriate questions. They will be given an opportunity to make a statement if they desire to do so.

The Audit Committee has determined to afford stockholders the opportunity to express their opinions on the matter of auditors and, accordingly, is submitting to the stockholders at the Annual Meeting a proposal to ratify the Audit Committee’s appointment of Deloitte & Touche LLP. If a majority of the shares voted at the Annual Meeting, in person or by proxy, are not voted in favor of the ratification of the appointment of Deloitte & Touche LLP, the Board will interpret this as an instruction to seek other auditors.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 2012.

INDEPENDENT AUDITOR FEES

The following table sets forth the aggregate fees billed for professional services rendered by our independent auditors, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively “Deloitte”) for fiscal 2011 and for its fiscal year ended June 30, 2010 (“fiscal 2010’):

	Year Ended
Description of Fees	June 30, 2011	June 30, 2010
Audit Fees	$703,100	$437,500
Audit-Related Fees	26,000	—
Tax Fees	40,325	48,884
All Other Fees	—	—

Total	$769,425	$486,384

Audit Fees. Consists of fees incurred for professional services rendered for the audit of our annual financial statements, review of the interim financial statements included in quarterly reports, assessment of internal controls over financial reporting as a result of the Sarbanes-Oxley Act of 2002 and services that are normally provided by our independent auditors in connection with statutory and regulatory filings or engagements. Included within these fees, among others, are those incurred for professional services rendered in conjunction with our January 2011 acquisition of certain assets of Nerites Corporation and our May 2011 acquisition of certain assets of Norian Corporation. Please refer to Note 5 “Acquisitions” included in our Form 10-K for fiscal 2011, as filed with the SEC on September 12, 2011 (Form 10-K for fiscal 2011).

Audit-Related Fees. Consists of fees incurred for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements that are not reported under “Audit Fees.” These fees for fiscal 2011 were incurred for professional services rendered in conjunction with a Securities and Exchange Commission comment letter and issuance of a consent for a registration statement we filed on Form S-8. We did not incur any such fees for fiscal 2010.

Tax Fees. Consists of fees incurred for professional services for tax compliance, tax advice and tax planning. These services include tax planning, assistance with the preparation of various U.S. federal and state tax returns, and advice on other tax-related matters.

All Other Fees. Represents fees incurred for services provided to us other than those included in the categories above, which could include, but are not limited to, non-audit related fees. We did not incur any such fees for fiscal 2011 or fiscal 2010.

In each of fiscal 2011 and fiscal 2010, Deloitte did not provide, or bill us for, any services other than those described above.

The Audit Committee has determined that the provision of audit and non-audit services provided by our independent auditors as described above is compatible with maintaining the independent auditors’ independence. In accordance with its charter, the Audit Committee approves in advance all audit and non-audit services to be provided by our independent auditors. In certain cases, the Chairman of the Audit Committee has been delegated the authority by the Audit Committee to pre-approve certain additional services, and such pre-approvals are communicated to the full Audit Committee at its next meeting. During fiscal 2011, all services were pre-approved by the Audit Committee in accordance with this policy.

EXECUTIVE OFFICERS

The following sets forth certain information regarding executive officers of the Company. Information pertaining to Mr. Kaufmann, who is both a director and Chief Executive Officer of the Company, and Mr. Nash, who is both a director emeritus and Vice President of New Technologies, may be found in the sections above titled “Other Continuing Directors” and “Director Emeritus.” Information pertaining to Mr. Evans, who is both a director and Chief Operating Officer of the Company, may be found in the section above titled “Nominees.”

The Board elects officers annually. Subject to the terms of employment agreements, Mr. Kaufmann serves at the direction of the Board, Mr. Evans serves at the direction of our Chief Executive Officer and the Board, Mr. Celano serves at the direction of our Chief Executive Officer and the Board and each of Messrs. DeWitt and Rauth serves at the direction of our Chief Executive Officer, our Chief Operating Officer and the Board.

The following table lists the current executive officers of the Company, their age, their position with the Company and the year each was first serving as an officer.

Name	Age	Position with Company	Executive Officer Since
Joseph W. Kaufmann	59	Chief Executive Officer, President, Secretary and Director	1995
Douglas G. Evans, P.E.	47	Chief Operating Officer, Assistant Secretary and Director	1995
Michael Celano	53	Chief Financial Officer	March 2009
John E. Nash, P.E.	76	Vice President of New Technologies	1984
Todd M. DeWitt	57	Vice President of Biomaterials	July 2008
James (Ted) Rauth, P.E.	47	Vice President of Operations	July 2008

Mr. Celano has served as our Chief Financial Officer since March 2009. Mr. Celano has spent 24 years in public accounting, in which he also served as a partner at the public accounting firm KPMG LLP, from June 2002 to August 2004. Prior to joining KPMG, Mr. Celano was a co-leader of the Life Science Practice at the public accounting firm Arthur Andersen LLP. From September 2004 to May 2007, Mr. Celano served as Chief Financial Officer for BioRexis Pharmaceutical Corporation, a privately held venture-funded biopharmaceutical company that was acquired by Pfizer, Inc. in February 2007. From August 2007 to December 2008, Mr. Celano was the Managing Director, National Life Sciences Practice, for Aon Corporation of Philadelphia, PA. Mr. Celano also serves as a member of the board of directors of OraSure Technologies, Inc., a publicly held medical diagnostics company. Mr. Celano is a Certified Public Accountant and holds a B.S. degree in Accounting from St. Joseph’s University.

Mr. DeWitt is our Vice President of Biomaterials. Mr. DeWitt was appointed as our Vice President of Biomaterials in August 2000, and was designated as an executive officer in July 2008. He had served as our Director of Polymer Products from May 1996 to 2000. Mr. DeWitt has held several positions at the Company since he joined in 1988, including Product Development Manager and Model Shop Manager. Prior to his employment with the Company, Mr. DeWitt held positions in the field of tool design and manufacturing with various companies including The Stanley Works and Doehler Jarvis Division of National Lead. Mr. DeWitt holds a B.A. degree in liberal arts from West Chester State University.

Mr. Rauth, P.E. is our Vice President of Operations. Mr. Rauth was appointed to Vice President of Operations in October 2001, and was designated as an executive officer in July 2008. He had previously held the position of Director of Operations since May of 1999. Prior to joining the Company in 1999, Mr. Rauth was employed with

Merck and Co. in various supervisory and management positions from 1995 through 1999. From 1986 through 1995, Mr. Rauth was a commissioned officer in the U.S. Navy holding various supervisory and leadership positions. He holds a B.S. in Chemical Engineering from Penn State University and an M.S. in Mechanical Engineering from Rensselaer Polytechnic Institute. Mr. Rauth is a Professional Engineer (P.E.) in the state of Pennsylvania.

Our current executive officers are subject to the terms of employment agreements and serve at the direction of the Board as further discussed for our Named Executive Officers under “Executive Compensation” in the section titled “Employment Agreements and Potential Payments Upon Termination or Change in Control.”

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Introduction

Overview

This Compensation Discussion and Analysis (“CD&A”) explains the Company’s executive compensation program for our “Named Executive Officers” (or “NEOs”), consisting of our Chief Executive Officer (“CEO”), our Chief Financial Officer (“CFO”) and each of our three most highly compensated executive officers other than the CEO and CFO, as of the end of fiscal 2011. It describes our compensation philosophy, how the Compensation Committee of our Board (the “Compensation Committee” or “Committee”) establishes executive compensation for the NEOs, the objectives of the various compensation programs and how performance metrics are selected and evaluated for the various components of our compensation programs.

As used in this CD&A and elsewhere herein, the “Named Executive Officers” or “NEOs” consist of the following executive officers:

—	Joseph W. Kaufmann, CEO
—	Douglas G. Evans, P.E., Chief Operating Officer (“COO”)
—	Michael Celano, CFO
—	Todd M. DeWitt, Vice President of Biomaterials
—	James T. Rauth, P.E., Vice President of Operations

Role of the Compensation Committee

Our Compensation Committee, which consists of three independent members of the Board, all of whom are independent directors in accordance with applicable NASDAQ independence requirements, maintains the primary responsibility and authority for determining our compensation philosophy and for reviewing and making all compensation decisions relating to our NEOs, subject to the final approval of the full Board. The Compensation Committee may form and delegate the authority to one or more subcommittees as it deems appropriate under circumstances set forth in the Compensation Committee charter. The Compensation Committee considers various factors in exercising its discretion to determine compensation, including the individual responsibilities and performance of each NEO, the NEOs’ effectiveness in supporting the Company’s short-term and long-term goals, and the pay levels of similarly situated executives within our Company, as well as our Company’s overall financial performance. The Compensation Committee is solely responsible for reviewing and approving our CEO’s strategic individual objectives and total compensation, subject to the final approval of the full Board.

During the annual review process, which takes place after the end of each fiscal year, the Compensation Committee considers the following information:

—

Input from the CEO regarding the performance of the NEOs, other than the CEO, and input from the COO regarding the performance of the NEOs, other than the CEO and the COO, with respect to the achievement of corporate and/or individual performance targets;

—

Compensation practices, including the amounts and nature of compensation paid to executive officers of similarly sized companies that comprise the Company’s peer group (see the discussion in the section titled “Peer Group Benchmarking” below);

—

The proportionate mix and trend of compensation related to base salary, cash bonus compensation and long-term equity-based award incentives for comparable positions within the peer group and the other NEOs of the Company; and

—	The job responsibilities of the executive positions included in the peer group survey.

On an annual basis, the Committee reviews the effectiveness and competitiveness of the compensation program in the context of our compensation philosophy and program objectives (as explained in the section titled “Objectives of Our Compensation Philosophy” below). Annually, the CEO presents his annual reviews of our NEOs, other than his own, to the Committee. After consideration of all of the information above, the Committee approves any salary increases, cash bonuses and equity-based awards for each NEO. The information is evaluated and these compensation decisions are approved at the first Compensation Committee meeting following the end of the Company’s fiscal year, which, for fiscal 2011, was the Committee meeting held on September 20, 2011, subject to final approval of the full Board.

Additionally, the Committee reviews the executive compensation structure and governance with current trends and practices. In fiscal 2011, we eliminated the right from each of the NEOs’ employment agreements, in connection with the NEOs’ termination or otherwise, to receive excise tax gross-up payments in the event that excise taxes would be imposed under Sections 4999 of the Internal Revenue Code or any other similar tax.

Objectives of Our Compensation Philosophy

The philosophy of the Compensation Committee is to provide competitive levels of total compensation to attract, motivate and retain talented and qualified executives who are critical to our long-term success. We have designed our executive compensation programs to support our overall performance goals. Our executive compensation program is based on the principle of pay for performance. The executive compensation program is comprised of base salary, adjusted annually, as deemed necessary by the Compensation Committee, based on both compensation for similar executive positions and our executives’ individual performance and experience; cash bonus payments based upon the achievement of short-term annual corporate financial (based on total revenues and earnings per share) and strategic individual goals; and long-term equity-based awards incentives, which provide long-term incentives based on the same annual corporate financial and strategic individual goals. The Compensation Committee focuses on approving a balanced compensation package by combining components that emphasize both long-term strategic value for stockholders and shorter-term strategic and operational goals. The executive compensation program is designed to motivate our executives and to align the financial interests of executives and stockholders through the equity-based portion of the program.

We believe that the compensation of our executives should reward their success in achieving key operating objectives such as growth of total revenue and earnings per share. Our compensation philosophy is further designed to reward the execution of strategic non-financial goals that will provide both short-term and long-term growth for the Company, as well as other subjective factors determined and applied by the Committee and with input from our CEO and COO (as discussed below). In addition to the achievement of specific objectives within each NEO’s area of responsibility, it is expected that each NEO must demonstrate exceptional personal performance and contribute as a member of the executive management team to the Company’s overall success. The Committee believes that a significant portion of the NEO’s total compensation should be variable or “at-risk.”

On an annual basis, the Committee approves the mix of “at-risk” and “not-at-risk” compensation elements based on the philosophy that each NEO’s compensation should be influenced significantly by the executive officer’s roles and responsibilities, performance (which is measured by both financial and non-financial performance) and the executive officer’s overall level of experience, as well as other subjective factors determined and applied by the Committee and management and ultimately approved by the Committee. The Committee approves challenging annual financial and operating goals, which are based on the Board-approved internal operating plan set at the time the annual budget process is approved by the Board, as well as individual strategic non-financial goals that are established by the CEO and COO and reviewed, modified (if deemed appropriate), and approved by the Compensation Committee.

The Compensation Committee believes that it has instituted an executive compensation program which:

—	Aligns our executives’ interests to be consistent with stockholders’ interests;
—	Attracts and retains talented management;
—	Provides both short-term and long-term incentives;

—	Focuses performance on achievement of the Company’s financial and strategic individual goals;
—

Combines and weights elements of compensation and benefits appropriately in relationship to each NEO’s responsibilities and impact on the overall success of the Company, and for our CEO, COO and CFO, relative to similar executive officers of the Company’s peer group;

—	Weights “at-risk” and “not-at-risk” elements of compensation and benefits appropriately in relationship to each other; and
—	Does not encourage excessive or unnecessary risk-taking behavior.

Risk Associated with Compensation Policies and Practices

The Compensation Committee and members of our management have reviewed our compensation policies and practices, and procedures and programs that we have in place to monitor and mitigate any identified risks, including training programs, internal controls and other controls, and have determined that our current compensation policies and practices are not reasonably likely to have a material adverse effect on the Company. As part of the Board’s risk oversight function, and in addition to the Compensation Committee’s ongoing responsibilities with respect to our executive compensation policies and programs, when setting the performance measures and goals for the Company’s employee compensation program, the Compensation Committee receives management’s views on whether the employee and executive compensation program’s measures or goals may encourage inappropriate risk-taking behavior by the Company’s executive officers or employees. Management noted, and the Compensation Committee concurred, that the executive compensation program’s performance measures and goals were tied to the Company’s strategic objectives, both short-term and long-term, achievable financial performance centered on the Company’s publicly-announced financial expectations and adherence to the Company’s values. As such, the Compensation Committee and our management determined the employee and executive compensation program is designed with an appropriate balance of risk and reward in relation to the Company’s business plan, and does not encourage excessive or unnecessary risk-taking behavior.

Role of Executive Officers in the Compensation Process

Our CEO provides significant input on the compensation of our COO and CFO, including the individual’s performance rating, annual merit adjustments, cash bonuses and equity-based awards. Our CEO and COO provide significant input on the compensation of our Vice President of Biomaterials and Vice President of Operations, including the individual’s performance rating, annual merit adjustments, cash bonuses and equity-based awards. Our CEO annually reviews the individual performance of each of the other NEOs and provides the Compensation Committee with (1) evaluations of each NEO, including an evaluation of each NEO’s personal performance against his individual performance objectives and contributions as a member of the executive management team, and (2) recommendations regarding any increase in each NEO’s base salary level (other than his own), as well as the NEO’s performance rating for purposes of calculating his cash bonus payment and the amount of any long-term equity-based award. Each of the other NEOs’ strategic individual performance goals, other than our CEO, are set based upon the recommendation of the CEO and COO and the approval of the goals by the Compensation Committee and vary depending upon each NEO’s roles and responsibilities.

Our CEO attends Compensation Committee meetings, as a non-voting participant, to provide the Committee with information regarding our NEOs’ and the Company’s financial and strategic performance. Our CEO is not in attendance during discussions and deliberations of individual compensation actions affecting him personally or during the Compensation Committee’s executive sessions. The Compensation Committee considers the CEO’s and, as applicable, the COO’s recommendations with respect to executive compensation. The Compensation Committee alone, however, makes decisions with respect to the compensation of our NEOs, subject to final approval of the full Board.

Compensation Consultants

We have not historically used compensation consultants in determining our NEO’s compensation and did not utilize any consultants related to the compensation of our NEOs for fiscal 2011.

Peer Group Benchmarking

In establishing our total direct compensation levels for our NEOs, compensation practices and total direct compensation are reviewed annually for comparable executive positions within our peer group. Our peer group has historically included, and currently includes, only publicly traded companies within the medical device industry, specifically biomaterial, orthopaedics, general surgery or cardiovascular, with similar financial metrics, which include, but are not limited to, annual total revenue in a range of $2 million to $361 million and market capitalization in a range of $62 million to $314 million. We believe these peer group companies are similar to our Company because of their investment in research and development, stage of development and products in similar markets. Our CEO and the Compensation Committee evaluate the members of our peer group annually, and request additions or deletions of any member of our peer group as they deem appropriate. On an annual basis, the Compensation Committee reviews the fiscal year’s peer group. Our management uses these same companies in our peer group for financial performance benchmarking and for comparing the cumulative five-year total return that would have been attained by our stockholders, as disclosed in our performance graph included in our annual report on Form 10-K for fiscal 2011.

Our Human Resources Department compiles data from our peer group, by using Equilar Inc.’s Equilar Insight Research Database, to research compensation trends and analyses for purposes of recommending salary, target cash bonuses and equity compensation awards. This data provides useful comparisons that are used by the CEO and Compensation Committee as a guide when establishing compensation packages for each of our CEO, COO and CFO. The Committee reviews compensation practices at peer companies to help ensure the Company’s total compensation for our CEO, COO and CFO is within a reasonably competitive range, which generally means that the Compensation Committee targets total compensation levels, as well as individual compensation components, for our CEO, COO and CFO around the 50th percentile of that paid by peer group members to similarly situated executives. However, the Compensation Committee does not adjust compensation to be at these targets each year. Furthermore, we continue to exercise our judgment and discretion with respect to our determination, as to the appropriate compensation levels of each of our NEOs, as we believe that over-reliance on the benchmarking of peer groups can result in compensation that is unrelated to the value delivered by our NEOs, which actual value substantiates any discretionary bonuses determined by the Committee based on the individual’s performance review. The Compensation Committee generally does not directly compare any of the specific compensation elements, or the total compensation levels, for our other two NEOs with those of executives at its peer group companies, as such comparisons are much more difficult given the unique job responsibilities and roles within our company of these other NEOs.

For the fiscal 2011 analysis, the companies comprising our peer group are in the table below. The Spectranetics Corporation and Surmodics, Inc. were excluded from comparisons made by us as it relates to peer compensation for their chief executive officers, as each of these companies appointed its chief financial officer to serve as interim chief executive officer. However, these companies were still part of our peer group.

Anika Therapeutics, Inc. BioMimetic Therapeutics, Inc. Cryolife, Inc. Exactech, Inc. Osiris Therapeutics, Inc RTI Biologics, Inc.	Stereotaxis, Inc. Surmodics, Inc. Symmetry Medical, Inc. Synovis Life Technologies, Inc. The Spectranetics Corporation Vascular Solutions, Inc.

For fiscal 2011, the following changes were made to our peer group:

Deletions	Additions
Orthovita, Inc. Greatbatch, Inc.	Osiris Therapeutics, Inc. Symmetry Medical, Inc.

The deletion of Orthovita, Inc. from our fiscal 2011 peer group was due to the fact that it was acquired by Stryker, Inc. and is no longer publicly traded. The deletion of Greatbatch, Inc. from our fiscal 2011 peer group was due to the fact that its market capitalization is not consistent with that of our peers.

The publically traded companies added to our fiscal 2011 peer group were selected because they operate in the healthcare and medical device industries and have similar financial metrics. We believe these additional companies are similar to our Company because of their investment in research and development, stage of development and products in similar markets.

The Role of Stockholder Say-on-Pay Votes

In 2011, the Company has provided its stockholders with the opportunity to cast an advisory vote on executive compensation related matters. See Proposal No. 4 Say-on-Pay and Proposal No. 5 Say-on-Pay Frequency for the stockholder advisory votes on the Company’s executive compensation program in 2011 and on the frequency with which this vote should be conducted in future years. Although the stockholder advisory vote on executive compensation is non-binding, the Compensation Committee will consider the outcome of the vote when making future compensation decisions for its NEOs.

Elements and Mix of Total Compensation and Benefits

There are three key compensation elements of our executive compensation program and they are collectively referred to as total compensation, which the Compensation Committee assesses and approves the mix of each element for each NEO on an annual basis:

—	Base salary;
—	Cash bonus; and
—	Long-term equity-based award incentives in the form of non-qualified stock options, restricted stock awards, cash-settled stock appreciation rights and other forms of equity-based awards.

The Committee assesses these elements individually for each NEO, as well as each NEO’s total compensation package, to create a unique compensation mix for each NEO, which is consistent with our compensation philosophy, as described above in the section titled “Objectives of Our Compensation Philosophy.”

The table below summarizes the three key compensation elements of the Company’s executive compensation program, a description of each of the key elements, and the objectives they are designed to achieve.

Compensation Element	Description	Objective of the Compensation Element

— Base salary	— Annual fixed cash compensation, adjusted as deemed necessary by the Committee. — Minimum amounts specified under terms of employment agreements.

—    Attraction and retention.

—    Provide fixed compensation for daily responsibilities.

—    Recognize differences in overall responsibility, experience and market value of the positions, as well as individual performance over the long-term.

— Cash bonus

—    Variable pay tied to the achievement of key Company financial and operating objectives. These primary measures may include, but are not limited to:

✓    Total Revenue;

✓    Earnings per share, as adjusted, as necessary; and

—    Ensure organization is working together to achieve key financial and operating goals.

—    Drive high levels of performance by ensuring that executives’ total cash compensation is linked to achievement of financial and operating goals.

Compensation Element	Description	Objective of the Compensation Element

✓     Earnings before interest, taxes, depreciation and amortization (EBITDA); and

✓     Strategic individual goals.

—    Actual payouts are dependent on the percentage of the goals achieved, with a minimum of 80% achievement required for any payout.

—    Significant charges or events that are deemed to be out of the control of the executives by the Compensation Committee may be taken into consideration when the achievement percentage is determined.

—    Payout at the target level is determined by the NEO’s contractually determined cash bonus eligibility or an amount determined by the Compensation Committee.

—    Payout may be zero if threshold targets are not achieved.

—    The Compensation Committee may reduce payouts at its discretion based on individual performance.

—    Additional discretionary bonus may be awarded for exceptional performance outside the scope of the corporate objectives established under the executive compensation program.

— Equity-based awards

—    Senior executives receive non-qualified stock options (NQSOs) and/or restricted stock awards (RSAs) and/or cash-settled stock appreciation rights (SARs) at the discretion of the Compensation Committee. Often the type of equity-based awards to be granted is dependent on, amongst other factors, the number of awards available for future grants and limits for any particular equity-based awards established within the Employee Plan.

—    All equity-based awards are granted at fair market value on the grant date (discounted awards are prohibited).

—    Align long-term compensation with stockholders’ interests.

—    Opportunities for significant wealth accumulation by executives are tightly linked to stockholder returns.

—    Company performance linked to executive long-term payout.

—    Personal strategic goal achievement and performance tied to long-term payout.

Compensation Element	Description	Objective of the Compensation Element

— The number of awards granted is based upon the achievement of key annual corporate financial goals and strategic individual goals.

Benefit Element	Description	Objective
— 401(k) Plan	— The Company maintains a 401(k) defined contribution plan. — The Company matches 50% of all employees’ first 6% of contributions.	— Provide competitive retirement benefits.

— Health and other benefits	— Executives are eligible for a variety of benefits, including: ✓ Medical, dental and vision plans; and ✓ Life and disability insurance plans.	— Provide competitive benefits. — Ensure a competitive overall rewards package.

Fiscal 2011 Compensation Elements and Achievement

Fiscal 2011 Overview

The three compensation elements that comprise each NEO’s fiscal 2011 total target compensation are based on factors, which include, but are not limited to, the portion of compensation that is “at-risk” and “not-at-risk,” as well as short-term and long-term in nature. Each NEO’s “at-risk” compensation element is based on the NEO’s weighted corporate financial and strategic individual goals and is different for each NEO due to their responsibilities, experience and individual performance for our Company, as well as that compensation element’s relation to the other two key compensation elements. These corporate financial goals and strategic individual goals are established such that it will be challenging for the respective NEOs to achieve them.

The table below summarizes the three key compensation elements of the Company’s executive compensation program, the elements considered “at-risk” and the weighting of each element related to a goal achievement percentage.

Compensation Elements
BASE SALARY		Not Considered “At-Risk”
CASH BONUS	“At-Risk” Requires a minimum achievement of 80% of the average fiscal corporate goals	Weighted as: (If minimum achievement is attained): — 70% on Corporate Financial Goals	CEO 40% Total Revenue 60% EPS	COO 50% Total Revenue 50% EPS	CFO & VPs 50% Total Revenue 50% EPS
— 30% on Strategic Individual Goals
Additional discretionary cash bonus may be issued at the discretion of the Compensation Committee.
EQUITY- BASED AWARDS	“At-Risk”	Weighted as: — 80% on Corporate Financial and Strategic Individual Goals: Weighted as:
		70% on Corporate Financial Goals	CEO 40% Total Revenue 60% EPS	COO 50% Total Revenue 50% EPS	CFO & VPs 50% Total Revenue 50% EPS
30% on Strategic Individual Goals
— 20% is Discretionary
Additional discretionary awards may be issued at the discretion of the Compensation Committee.

At the Compensation Committee meeting prior to the start of the Company’s 2011 fiscal year, which occurred in June 2010, the Compensation Committee approved the fiscal 2011 compensation element arrangements for each NEO, and the weighted percentage of each element. The weighting remained consistent for the CEO, COO, and CFO, when compared with our fiscal 2010 and fiscal 2009 compensation programs. The fiscal 2011 total compensation for each Vice President (“VP”) was weighted amongst 2011 corporate financial goals and strategic individual goals similar to the CFO. The fiscal 2011 approved total target compensation included a significant “at-risk” portion, dependent on each role of our NEOs, and was based on the principle of pay for performance.

Also at the Compensation Committee meeting prior to the start of the Company’s 2011 fiscal year, the Compensation Committee approved the established target financial goals for fiscal 2011 (the “fiscal 2011 corporate financial goals”), which include the fiscal 2011 total revenue and EPS goals against which the NEOs were to be reviewed against in their annual performance review. The fiscal 2011 corporate financial goal for total revenue was set lower than the prior fiscal year (fiscal 2010), as it was forecasted by the Company that fiscal

2011 total revenue would decrease, primarily due to the end of a contractual term of a supply agreement in fiscal 2011 with a key customer. However, the fiscal 2011 corporate financial goal for EPS was set higher than the prior fiscal year, as the Company was expected to effectively manage through the forecasted decrease in revenue by effectively managing its costs.

Fiscal 2011 proved to be a challenging year for the Company, primarily due to significant challenges in the global economy, persistent unemployment and a challenging healthcare environment, resulting in an overall decrease in customer and end-user industry spending on medical devices, along with the key customer contractual matter discussed above. As a result, the Company’s actual fiscal 2011 total revenue and EPS results were below the established fiscal 2011 corporate financial goals. See the table below titled “Fiscal 2011 Corporate Financial Goals” for the fiscal 2011 corporate financial goals as compared to the fiscal 2011 total revenue and EPS, adjusted for discretionary non-routine items, achieved by the Company.

However, despite the Company’s fiscal 2011 total revenue and EPS results, the Company’s NEOs were rewarded for their overall successful performance with respect to their strategic individual goals, as well as for certain Company strategic acquisitions and a strategic investment. In our fiscal 2011, we broadened our product and technology portfolio both through successful investments in our internal research and development programs and strategic acquisitions of Nerites Corporation and Norian Corporation, a subsidiary of Synthes, as well as our strategic investment in Orteq Ltd. These strategic acquisitions and the investment had positioned the Company for future strategic growth and revenues by expanding our product platforms and relationships with our customers. Please refer to our Form 10-K for fiscal 2011 for further information on these transactions.

In summary, for fiscal 2011, based on the factors discussed herein this CD&A, we did not grant cash bonuses to any NEO as the fiscal 2011 corporate financial results were less than the established achievement threshold. Further, the NEOs’ equity compensation was also impacted by the fiscal 2011 corporate financial results. However, the Compensation Committee awarded each of the NEOs cash-settled SARs based upon the 20% discretionary equity compensation value, as well as its additional discretionary authority, primarily based on the successful accomplishments in fiscal 2011 of the Company’s two asset acquisitions and its strategic investment in Orteq.

To illustrate how our fiscal 2011 executive compensation program achieved the pay for performance objectives described within this CD&A, set forth below is the percentage and dollar value mix of the three elements that comprised the fiscal 2011 total target compensation opportunity (excluding benefits) available to our NEOs (“Target 2011”), as compared to the actual fiscal 2011 compensation elements awarded (“Actual 2011”) and the NEO’s prior year total compensation award (“Prior Year”).

(1)	Amounts represent the aggregate grant date fair value of the NEO’s awarded equity-based compensation in accordance with stock-based compensation accounting rules. Amounts presented as “Actual 2011” is the equity-based award for the NEO’s fiscal 2011 performance period that was granted in September 2011 (in fiscal 2012). Amounts presented as “Prior Year” is the equity-based award for the NEO’s prior year (fiscal 2010) performance period that was granted in September 2010 (in fiscal 2011).

(2)	No cash bonuses were granted to any NEO for fiscal 2011 performance. Amounts presented as “Prior Year” were based on the NEO’s performance for fiscal 2010 and paid out in October 2010 (in fiscal 2011).

(3)	Amounts presented as “Actual 2011” base salary represent the salary effective for fiscal 2011. The “Prior Year” base salary represents the salary effective for the prior year (fiscal 2010).

Total compensation value awarded, as summarized in the chart above and its related footnotes, for Mr. Kaufmann decreased 25% for fiscal 2011 from the prior year, for Mr. Evans it decreased 27%, for Mr. Celano it decreased 22%, for Mr. DeWitt it decreased 27% and for Mr. Rauth it decreased 23%.

Fiscal 2011 Compensation Elements Awarded

Our awarded fiscal 2011 compensation elements of base salary, cash bonus and equity-based awards and the fiscal 2011 compensation philosophy of each element are explained in further detail below.

Fiscal 2011 Base Salary Element.

Base salary represents the only fixed component of the annual compensation of our executives. We determine the salaries of our NEOs based on job responsibilities and individual experience, and we also compare the base salary amounts of our CEO, COO and CFO against comparable compensation for similar positions within our peer group. We do not apply formulas or assign these factors specific mathematical weights; instead, we exercise our judgment and discretion with respect to these factors. Our Compensation Committee expects to continue to provide compensation to our executive officers that is competitive with that provided to executives within our peer group (as discussed in “Peer Group Benchmarking” above). Our Compensation Committee reviews the salaries of our executives annually and grants any increase in salary based on individual performance during the most recently completed fiscal year and current market and Company conditions, as deemed appropriate.

In September 2011, the Compensation Committee determined, based on the recommendation of the CEO for the salaries other than his own, that base salaries effective for our fiscal 2012 be as follows: Mr. Kaufmann, $355,381; Mr. Evans, $318,618; Mr. Celano, $280,540; Mr. DeWitt, $209,784 and Mr. Rauth, $209,441, in order to align the salary of each of our NEOs in accordance with his respective responsibilities within the Company. The increase in base salary for each of our NEOs effective for our fiscal 2012 represents an average 4% increase from his fiscal 2011 salary, reflecting annual merit adjustments that were consistent with the increases for the prior fiscal year. In addition to the 4% increase, the Compensation Committee determined the base salary of Mr. Celano would increase an additional $10,000 in order to set the CFO’s base salary at a level that is generally more competitive with that of other CFOs of the peer group, as well as at an appropriate level relative to each of our other NEOs, in accordance with their respective responsibilities within our Company.

Fiscal 2011 “At-Risk” Cash Bonus and Equity-based Award Elements.

The awarded “at-risk” compensation elements of cash bonus and equity-based awards are weighted on the achievement of weighted fiscal 2011 corporate financial goals and fiscal 2011 strategic individual goals, and in addition, a discretionary award made at the discretion of the Compensation Committee. The achievement percentage of the fiscal 2011 corporate financial goals for each NEO and the strategic individual goals for each NEO are detailed below.

Fiscal 2011 Corporate Financial Goals

The Company established the fiscal 2011 goals of total revenue and earnings per share at 100% of the Company’s Board-approved internal operating plan, as approved by the Board prior to the beginning of fiscal 2011 in June 2010.

The Company’s fiscal 2011 corporate financial goals to which the NEOs’ “at-risk” compensation elements of cash bonuses and equity-based awards were tied were as follows:

	Fiscal 2011 Goal	Fiscal 2011 Achievement	Fiscal 2011 Achievement %
Total Revenue ($ millions)	$ 85.80	$ 71.60	83%
Earnings Per Share, As Adjusted	$ 1.89	$ 1.36(1)	72%
Average Fiscal 2011 Corporate Financial Goals Achievement Percentage Completed for:
	CEO		77%
	COO, CEO, VPs		78%

(1)	The fiscal 2011 achievement earnings per share, as adjusted of $1.36 is a non-GAAP financial measure and should not be considered replacements for GAAP results. For a reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measures, see our “Fiscal 2011 Discretionary Non-recurring Adjustments Non-GAAP Reconciliations” table below.

Total revenues for fiscal 2011 as reported in our annual report on Form 10-K for fiscal 2011, as filed with the SEC on September 12, 2011, were $71.6 million and represented a 83% achievement of the $85.8 million total revenue corporate financial goal. The $85.8 million total revenue goal was 100% of the Company’s fiscal 2011 internal operating plan, as approved by the Board in June 2010 prior to the beginning of the fiscal 2011.

Diluted EPS for fiscal 2011, as reported in our annual report on Form 10-K for fiscal 2011 was $0.23, which was adjusted for certain discretionary non-recurring items, as approved by the Compensation Committee, resulting in a fiscal 2011 EPS, as adjusted, of $1.36 and represented a 72% achievement of the $1.89 EPS Goal. The $1.89 EPS goal was 100% of the Company’s fiscal 2011 internal operating plan, as approved by the Board in June 2010 prior to the beginning of the fiscal 2011.

The following table reconciles fiscal 2011 diluted EPS, as reported, to the fiscal 2011 EPS as adjusted for fiscal 2011 discretionary non-recurring adjustments and provides a brief description of each discretionary non-recurring adjustment related to the Company’s stock repurchase program and certain charges related to our two fiscal 2011 acquisitions.

Fiscal 2011 Discretionary Non-Recurring Adjustments Non-GAAP Reconciliation
Fiscal 2011 Diluted EPS, As Reported		$0.23
Discretionary Non-Recurring EPS Adjustments:
Stock Repurchase	(1)	$(0.21)	EPS impact of repurchases made pursuant to the Company’s June 16, 2010 Board approved stock repurchase program.
In-process Research & Development Charges (IPR&D)	(2)	$1.33	After-tax IPR&D charges related to the Company’s asset acquisition of Nerites Corporation in January 2011.
Acquisition-related items	(2)	$0.01	After-tax acquisition-related costs charges related to the Company’s asset acquisition of Norian Corporation in May 2011.
Fiscal 2011 Diluted EPS, As Adjusted		$1.36

(1)	The Compensation Committee had determined at the Compensation Committee meeting that occurred in June 2010 that the fiscal 2011 EPS goal was to exclude the $0.21 per diluted share positive impact of the Company’s June 2010 Board approved stock repurchase. Please refer to Note 13 “Stock Repurchase Program” included in our Form 10-K for fiscal 2011.

(2)	The Compensation Committee approved at the end of fiscal 2011, at a June 2011 meeting, additional discretionary non-recurring adjustments to the fiscal 2011 EPS goal to exclude the impacts of the Company’s January 2011 acquisition of Nerites Corporation, which resulted in acquired in-process research and development (IPR&D) pre-tax charges of approximately $18.2 million, or $1.36 diluted per share tax-effected, as well as, certain net charges related to the Company’s May 2011 acquisition of Norian Corporation of approximately $100,000 net of tax, or $0.01 diluted per share tax-effected. Please refer to Note 5, “Acquisitions” to the audited consolidated financial statements included in our Form 10-K for fiscal 2011.

Fiscal 2011 Strategic Individual Goals

For fiscal 2011, the strategic individual goals for each NEO are discussed in the section below titled “Fiscal 2011 NEOs’ Responsibilities and Strategic Individual Goals,” as these strategic individual goals are specific to each NEO’s role and responsibility within our company.

The achievement percentage, of each of our NEOs, out of 100%, of the fiscal 2011 strategic individual goals to which the NEOs’ “at-risk” compensation were tied were as follows:

Fiscal 2011 Strategic Individual Goals Achievement %
Joseph W. Kaufmann	100%
Douglas G. Evans, P.E.	100%
Michael Celano	100%
Todd M. DeWitt	83%
James T. Rauth, P.E.	94%

Fiscal 2011 NEOs’ Responsibilities and Strategic Individual Goals

Mr. Kaufmann, as our CEO, is responsible for leading strategic business decisions, including mergers and acquisitions of technologies or companies. Our CEO is held highly responsible for our Company’s achievement of annual corporate financial goals, in addition to the achievement of his individual strategic goals, which are aligned with these corporate goals. The fiscal 2011 strategic goals of our CEO include individual and team objectives relating to such matters as growing the Company’s biomaterials business by pre-defined measures established by the Compensation Committee, evaluating strategic opportunities for enhancing stockholder value, sustaining strong long term financial performance, profitability and growth, and sustaining high levels of meaningful investor communications. The approved goals of the CEO are considered challenging to achieve and primarily weighted on achieving financial metrics. Therefore, the Compensation Committee believes that a significant portion of the CEO’s total compensation should be weighted on the “at-risk” compensation elements, as well as set a level significantly higher than those of our other NEOs, because of these responsibilities of our CEO with respect to our overall Company strategy and performance.

Mr. Evans, as our COO, is responsible for managing all aspects of operations, which includes, manufacturing, quality control and assurance, and product development, as well as overseeing biomaterials research, legal affairs, including intellectual property, and business development and information technology. Similar to Mr. Kaufmann, Mr. Evans is also responsible for growing the Company’s biomaterials business by pre-defined measures established by the Compensation Committee, evaluating strategic opportunities for enhancing stockholder value, sustaining strong long-term financial performance, profitability and growth, and sustaining high levels of meaningful investor communications. Mr. Evans is involved in all of the Company’s key strategic business decisions, including mergers and acquisitions of technologies or companies. Mr. Evans has contributed and continues to contribute to the Company’s intellectual property portfolio, which includes over 50 issued U.S. patents, covering many of our current royalty generating products and potential future products, as well as additional pending U.S. patent applications. In addition, Mr. Evans is a member of our Board. The “at-risk” compensation elements of the COO are based on achievement of corporate financial targets, as well as detailed strategic individual goals, which are considered appropriate for his role and considered challenging to achieve. The fiscal 2011 strategic goals of our COO include individual and team objectives relating to improvement of the quality, value and competitiveness of our Company’s biomaterials products and business strategies. Therefore, the Compensation Committee believes that a significant portion of the COO’s total compensation is weighted on the “at-risk” compensation elements, yet weighted differently than the compensation packages of the CEO, the CFO or the VPs, because of these responsibilities of our COO with respect to our overall Company strategy and performance.

Mr. Celano, as our CFO, is responsible for managing all aspects of the finance function of our Company. Similar to the CEO and COO, Mr. Celano is also responsible for sustaining strong financial performance, and sustaining high levels of meaningful investor communications. The “at-risk”

compensation elements of the CFO are weighted on achievement of corporate financial targets, as well as detailed strategic individual goals, which are considered appropriate for his role and considered challenging to achieve. The fiscal 2011 strategic goals of our CFO included individual and team objectives relating to the Company’s financial operations including compliance issues, financial and cost accounting analysis and management, cash management and cost savings. Therefore, the Compensation Committee believes that a significant portion of the CFO’s total compensation is weighted on the “at-risk” compensation elements, yet weighted differently than the compensation packages of the CEO and the COO, due to his unique role within the Company.

Messrs. DeWitt and Rauth, as our Vice Presidents, have strategic goals which are recommended by the CEO and COO, which include, amongst others, specific financials goals, such as biomaterials sales and cost management, as well as growth of the Company’s biomaterials business. The “at-risk” compensation elements of each of the Vice Presidents are weighted on achievement of corporate financial targets, as well as detailed strategic individual goals, which are considered appropriate for their roles and are considered challenging to achieve. Mr. DeWitt’s strategic individual goals and team objectives for fiscal 2011 focused on our sports medicine business, commercial development of polymer-based products and technology and growing revenue streams derived from the Company’s core technologies with existing and new customers. Mr. Rauth’s strategic individual goals and team objectives for fiscal 2011 focused on maintaining operational manufacturing quality of our products while achieving operational efficiencies in the manufacturing processes and improving inventory management, as well as providing a high level of customer satisfaction for existing and new customers.

Cash Bonus.

The NEOs are eligible to receive a performance-based cash bonus based on the Company’s achievement of financial and operating performance goals, as well as individual performance of strategic individual goals and team objectives.

For fiscal 2011, as previously stated above, we did not grant cash bonuses to any NEO as the fiscal 2011 Average Corporate Financial Goals Achievement Percentage Completed were less than 80% of the achievement threshold.

Since there was no cash bonus awarded, the total cash compensation paid to our NEOs decreased for fiscal 2011 as compared to the prior year. Mr. Kaufmann’s cash compensation was 47% below the prior year, for Mr. Evans it was 47% below the prior year, for Mr. Celano it was 30% below the prior year, for Mr. DeWitt it was 16% below the prior year, and for Mr. Rauth it was 13% below the prior year.

Additional information about the fiscal 2011 target cash bonus for each NEO is discussed below.

Target Bonus Percentage. The employment agreement for each of the current NEOs establishes the maximum target cash bonus opportunity under the executive compensation program for the NEO, expressed as a percentage of his then current base salary. The fiscal 2011 maximum target contractual cash bonus opportunities for each of the CEO, the COO, the CFO and the VPs were set at a maximum of 100%, 100%, 75% and 60%, respectively, of his fiscal 2011 base salary. The annual targets can be set below the maximum percentages which are provided for in the respective employment agreements, as determined by the Compensation Committee. The fiscal 2011 target bonus for the CFO was set at 50% of his fiscal 2011 base salary and the fiscal 2011 target bonus for each of the Vice President of Biomaterials and the Vice President of Operations was set at the fixed dollar amount of $45,000, as determined by the Compensation Committee considering the current responsibilities of the Vice Presidents and their influence on our achievement of corporate financial targets.

Bonus Calculation. The total target cash bonus for each NEO is weighted on the achievement of the Company’s annual corporate financial and strategic individual goals. The weighted percentages are approved by the Compensation Committee and are primarily based on our compensation philosophy that a portion of the total compensation is of an “at-risk” nature for each respective NEO, in light of the NEO’s roles and responsibilities. In the event the Company’s financial performance falls below a goal achievement factor of 80%, no NEO will be eligible for his cash bonus. If the Company’s financial performance is above the 80% goal achievement factor, then the cash bonus is weighted on a combination of corporate financial goals, as well as achievement of strategic individual.

For fiscal 2011, the calculation of the target cash bonus for each of our CEO, COO and CFO was weighted 70% on the achievement of the Company’s corporate financial goals and 30% on the achievement of strategic individual goals. Further, the portion of Mr. Kaufmann’s target cash bonus related to the percent achievement of each corporate financial goal, up to the actual achievement of 100% of that goal, was weighted 60% on the actual achievement percentage of the Company’s EPS goal and 40% on the actual achievement percentage of the Company’s total revenue goal. This 60%/40% ratio was primarily due to our compensation philosophy of “at-risk” compensation for the CEO role, as the Committee believes that the CEO has greater responsibilities, relative to the other NEOs with respect to matters that would impact earnings per share. The target cash bonus of the COO, CFO and Vice Presidents related to the corporate financial goals were weighted 50% on the actual achievement percentage of the Company’s earnings per share goal and 50% on the actual achievement percentage of the Company’s total revenue goal.

We do not typically publicly disclose our financial targets or strategic targets for future compensation periods, as our internal business plan is highly confidential. Due to the long-term nature of our Company’s business plan, many of our strategic goals extend beyond the fiscal year. Therefore, disclosing specific objectives would provide competitors and other third parties with insights into our Company’s planning process and could therefore cause competitive harm.

Equity-based awards.

We use stock options and other equity-based equivalents, such as cash-settled stock appreciation rights to provide long-term incentives. These awards help us retain and attract executives and align their interests with stockholders by setting multi-year vesting requirements. These awards are granted at the fair market value (always tied to the market price on the date of grant — never discounted) and therefore are aligned with increases in stockholder value. We believe that long-term compensation is a critical component of our executive compensation program and is a way to foster a long-term focus on the Company’s financial results. In the past, we have used, on a limited basis, restricted stock to award our NEOs. Each year, the Compensation Committee decides the appropriate types and mix of equity-based awards, at the Compensation Committee’s discretion. In addition, grant dates for equity-based awards are determined in accordance with our Equity Awards Policy, which provides that awards generally will be granted at the first Compensation Committee meeting following the end of each fiscal year.

For fiscal 2011, the calculation of the target equity compensation value and the amount of shares underlying the equity awards actually received for each of our NEOs was weighted as 80% of the eligible award based on the corporate financial goals and strategic individual goals and 20% of the eligible award was entirely discretionary at the determination of the Compensation Committee. As displayed in the chart under the section titled “Fiscal 2011 Overview,” the 80% portion of eligible award was weighted 70% on the achievement of the Company’s corporate financial goals and 30% on the achievement of strategic individual goals. Further, the portion of the target equity awarded related to the percent achievement of each corporate financial goal was weighted on the actual achievement percentage of the Company’s actual achievement percentage of the total revenue goal and EPS goal, for the CEO as 40% and 60%, respectively, and for each the COO, CFO and VPs as 50% and 50%, respectively. The Compensation Committee’s discretionary award of cash-settled SARS to each of the NEOs was based upon the 20% discretionary equity compensation value, as well as its additional discretionary authority, primarily based on the successful accomplishments in fiscal 2011 of the Company’s two asset acquisitions and its strategic investment in Orteq.

For fiscal 2011, the Compensation Committee decided to utilize only cash-settled stock appreciation rights (“SARs”), rather than restricted stock or stock options. In prior fiscal years, such as fiscal 2010 and fiscal 2009, the Compensation Committee granted stock options. The Compensation Committee’s decision to grant cash-settled SARs for fiscal 2011 performance was made to align the NEO’s compensation with long-term company growth which is consistent with the interests of our stockholders. The Compensation Committee considers awards of cash-settled SARs to be a particularly effective means to promote the overall financial objectives of the Company and its stockholders by motivating the executives who are granted cash-settled SARs to achieve long-term growth in stockholder equity in the Company and by retaining those individuals who are instrumental in achieving this growth. In addition, since no cash bonuses were awarded to the NEOs, the Compensation Committee wanted to provide the NEOs with the opportunity to earn future cash compensation tied to increases in stockholder value, through the cash-settled SARs.

Additionally, the decision to award cash-settled SARs rather than stock options was made to ensure the Company would meet its “burn-rate commitment,” as described further in Proposal No. 2, under the section “Key Points Regarding the Amended Plan.” The overall increase of the number of cash-settled SARs awarded to each NEO as compared the number of stock options granted to each NEO in prior fiscal years, such as fiscal 2010 and 2009, was considered by the Compensation Committee to be appropriate as the cash-settled SARs awarded for fiscal 2011 have a 7 year term, where as SARs granted in the past had a 5 year term and stock options granted in the past have had a 10 year term. The granting of the 7 year term cash-settled SARs by the Compensation Committee effectively amended the Employee Plan solely with respect to the cash-settled SARs that were issued in fiscal 2011 with a maximum term of 7 years. The 7 year term for the cash-settled SARs allows for long-term growth, however, the reduced term equates to a lower value per share awarded as compared to a 10 year stock option.

At the Compensation Committee meeting held on September 20, 2011, the date of the first Compensation Committee meeting following fiscal 2011, we granted our NEOs the following cash-settled SARs for fiscal 2011:

	Fiscal 2011 Cash-Settled SARs Awarded
Name	Awarded (Goal Based & 20% Discretionary)	Additional Discretionary Awarded	Total Awarded
Joseph W. Kaufmann	36,290	36,290	72,580
Douglas G. Evans, P.E.	28,075	28,075	56,150
Michael Celano	10,100	10,100	20,200
Todd M. DeWitt	9,600	400	10,000
James T. Rauth, P.E.	9,900	1,600	11,500

The number of cash-settled SARs awarded refers to the number of shares underlying the awards.

Tax Deductibility of Compensation

Section 162(m) provides that compensation paid to certain executive officers in excess of $1,000,000 in any year is not deductible by the Company for federal income tax purposes unless, in general, such compensation is performance-based, is established by a committee comprised solely of two or more independent directors and is objective, and the plan or agreement providing for such performance-based compensation has been approved by the stockholders in advance of payment. The Compensation Committee currently intends to maximize the tax deductibility of compensation paid to our NEOs where possible. However, the Compensation Committee also realizes that in order to attract and retain individuals with superior talent, it may, from time to time, pay compensation to our executive officers that may not be deductible.

Perquisites (fringe benefits)

None of our executives are entitled to, or are provided with, benefits that are generally not otherwise available to our employees except for life and disability insurance, which is provided to our executives at a relatively low cost to the Company (see “All Other Compensation” column of the Summary Compensation table). We do not provide a defined benefit pension arrangement, post-retirement health coverage or similar benefits for any of our executives.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with our management the “Compensation Discussion and Analysis” set forth above. Based on that review and analysis, the Compensation Committee recommended to the Board that the “Compensation Discussion and Analysis” be included herein for filing with the Securities and Exchange Commission.

Compensation Committee

C. McCollister Evarts, M.D., Chairman
Robert J. Bobb Donald E. Morel, Jr., Ph.D.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During fiscal 2011, C. McCollister Evarts, M.D., Robert J. Bobb, Donald E. Morel, Jr., Ph.D., Harold N. Chefitz (for the period of July 2010 through December 2010, the date on which Mr. Chefitz retired from the Board and each of the committees thereof on which he served) served on the Compensation Committee of the Board. None of the persons who served on the Compensation Committee during fiscal 2011 was an officer or employee of the Company during fiscal 2011, or at any time has been an officer of the Company or had any relationship requiring disclosure under Item 404 of Regulation S-K under the Securities Exchange Act of 1934. In addition, none of the Company’s executive officers serves, or has served during the last completed fiscal year, as a member of the board of directors or compensation committee of any other entity that has or had one or more of its executive officers serving as a member of the Compensation Committee or the Board.

The following table sets forth information regarding the compensation awarded, paid to or earned for services rendered in all capacities to us by each of our Named Executive Officers for the fiscal years ended June 30, 2011, 2010 and 2009.

FISCAL 2011 SUMMARY COMPENSATION TABLE

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)(3)	Option/SAR Awards ($)(2)(4)(5)	Non-Equity Incentive Plan Compensation ($)(6)	All Other Compensation ($)(7)	Total ($)
Joseph W. Kaufmann— President, Chief Executive Officer and Secretary	2011	$338,427	—	—	$564,413	—	$12,511	$915,351
	2010	$326,178	—	—	$535,469	$315,300	$11,512	$1,188,459
	2009	$319,000	—	—	$407,161	$312,700	$10,126	$1,048,987

Michael Celano(8)— Chief Financial Officer	2011	$257,500	—	—	$161,261	—	$7,821	$426,582
	2010	$250,000	—	—	$62,002	$120,100	$7,828	$439,930
	2009	$76,763	—	$170,000	$196,788	$41,100	$583	$485,234
Douglas G. Evans, P.E.— Chief Operating Officer and Assistant Secretary	2011	$303,418	—	—	$430,029	—	$14,426	$747,873
	2010	$292,435	—	—	$408,648	$281,700	$14,748	$997,531
	2009	$283,250	—	—	$279,437	$280,200	$14,872	$857,759

Todd M. DeWitt(9)— Vice President of Biomaterials	2011	$201,715	—		$142,447	—	$10,711	$354,873
	2010	$194,880	$10,000	—	$140,913	$35,000	$8,615	$389,408
	2009	$190,250	—	—	$90,768	$37,000	$7,684	$325,702

James T. Rauth, P.E.(10)— Vice President of Operations	2011	$199,449	—	—	$143,791	—	$11,876	$355,116
	2010	$192,230	$10,000	—	$150,777	$36,000	$10,351	$399,358

(1)	No discretionary cash bonuses were granted to any NEO for his fiscal 2011 performance, as the fiscal 2011 corporate financial results were less than the established achievement threshold. For the prior fiscal year 2010, the amounts reported represent discretionary bonuses awarded for exceptional performance during that prior fiscal year that were outside of the scope of the corporate objectives established under the fiscal 2010 executive compensation program. Performance-based cash bonus awards earned by our NEOs under the executive compensation program are reported under “Non-Equity Incentive Plan Compensation.”

(2)	Consistent with amended SEC rules, restricted stock, cash-settled stock appreciation rights (SARs) and option awards are required to be valued using the aggregate grant date fair value computed in accordance with stock-based compensation accounting rules (FASB ASC Topic 718). Even though awards may be forfeited, the amounts reported do not reflect this contingency. Amounts reported for these awards do not reflect our accounting expense for these awards during the fiscal year and may not represent the amounts that our NEOs will actually realize from the awards. Whether, and to what extent, our NEOs realize value will depend on (a) our stock price; and (b) an individual’s continued employment for awards that are subject to time-based vesting.

(3)	The amount reported reflects the aggregate grant date fair value of Mr. Celano’s restricted stock award. Mr. Celano was granted 10,000 shares of restricted stock in March 2009, scheduled to vest over a four year period. The assumptions used in calculating these amounts are incorporated by reference to Note 17 to our Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended June 30, 2009.

(4)	The amount reported reflects the aggregate grant date fair value of each stock option and cash-settled SAR, calculated using the Black-Scholes option-pricing model, and does not reflect our accounting expense for these awards during the applicable fiscal year. For each of the years presented, the award represents stock options granted in that year based on the NEO’s performance for the prior fiscal year. The assumptions used in calculating these amounts are incorporated by reference to Note 14 to our Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended June 30, 2011.

(5)	The table excludes the Company’s award of cash-settled SARS based on each NEO’s performance during fiscal 2011, which were granted in September 2011 (in fiscal 2012). In September 2011, the Company granted the following total cash-settled SARs awards based on each NEO’s performance during fiscal 2011; Mr. Kaufmann 72,580 shares; Mr. Celano 20,200 shares; Mr. Evans 56,150 shares; Mr. DeWitt 10,000 shares; and Mr. Rauth 11,500 shares. These awards are not reflected in the summary compensation table above.

(6)	No cash bonuses were granted to any NEO for his fiscal 2011 performance, as the fiscal 2011 corporate financial results were less than the established achievement threshold. The amounts reported represent cash bonuses earned under each fiscal year’s executive compensation program, based on the NEO’s performance during each fiscal year and typically paid out in October of the following fiscal year.

(7)	These amounts consist of life and disability insurance premiums and 401(k) matching contributions.

(8)	Mr. Celano joined Kensey Nash in March 2009 as our Chief Financial Officer. All of Mr. Celano’s compensation presented for fiscal 2009 reflects his length of employment of four months during fiscal 2009.

(9)	Mr. DeWitt became a Named Executive Officer in fiscal 2009.

(10)	Mr. Rauth became a Named Executive Officer in fiscal 2010.

Fiscal 2011 Grants of Plan Based Awards—The following table shows the grants of awards made in fiscal 2011 to our Named Executive Officers:

FISCAL 2011 GRANTS OF PLAN BASED AWARDS

Name	Type of Award	Grant Date(1)	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Possible Payouts Under Equity Incentive Plan Awards(3)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)(4)	Exercise or Base Price of Option Awards ($ / Sh)	Grant Date Fair Value of Stock and Option Awards ($)(5)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Joseph W. Kaufmann	Stock Option	9/20/2010	—	—	—	—	34,752	43,440	—	42,000	$28.98	$564,413
	Cash Bonus		—	$342,000	$342,000	—	—	—	—	—	—	—
Michael Celano	Stock Option	9/20/2010	—	—	—	—	9,600	12,000	—	12,000	$28.98	$161,261
	Cash Bonus		—	$125,000	$195,000	—	—	—	—	—	—	—
Douglas G. Evans, P.E.	Stock Option	9/20/2010	—	—	—	—	26,688	33,360	—	32,000	$28.98	$430,029
	Cash Bonus		—	$306,000	$306,000	—	—	—	—	—	—	—
Todd M. DeWitt	Stock Option	9/20/2010	—	—	—	—	9,600	12,000	—	10,600	$28.98	$142,447
	Cash Bonus		—	$45,000	$122,000	—	—	—	—	—	—	—
James T. Rauth, P.E.	Stock Option	9/20/2010	—	—	—	—	9,600	12,000	—	10,700	$28.98	$143,791
	Cash Bonus		—	$45,000	$121,000	—	—	—	—	—	—	—

(1)	In each case, the grant date is the same as the date on which the Compensation Committee approved the award.

(2)	These cash based award targets were based on performance criteria set by the Compensation Committee of our Board and are based on the Company’s achievement of financial and operating performance goals, as well as individual performance of strategic individual goals and team objectives for fiscal 2010. Actual payments under these awards, which have already been determined and were paid in October 2010, are included in the Non-Equity Incentive Plan Compensation column of the fiscal 2011 Summary Compensation Table. The cash incentives for Mr. Kaufmann and Mr. Evans are calculated as a percentage of their base salary. The cash incentive awards for Mr. Celano, Mr. DeWitt and Mr. Rauth are based on a fixed dollar value. These target amounts exclude any potential discretionary bonus awards for exceptional performance.

(3)	The amounts reported represent the target number of stock option awards based on fiscal 2010 performance goals for the fiscal year ended June 30, 2010. For all NEO’s these amounts represent a target range of 80% goal-based portion and the maximum amount that includes a 20% discretionary portion for the potential equity stock award.

(4)	The amounts reported represent stock option grants awarded in fiscal 2011 that were based on performance for the fiscal year ended June 30, 2010, except that Mr. Celano’s option awards were granted upon his date of hire. Options are exercisable over a maximum term of 10 years from the grant date and vest in three equal and annual installments on the first three anniversaries of the grant date, except that Mr. Celano’s option award vests in four equal and annual installments on the first four anniversaries of his grant date.

(5)	The amounts reflected represent the grant date fair value of the options awarded during fiscal 2011, computed in accordance with stock-based compensation accounting rules (FASB ASC Topic 718). These amounts are included in the Non-Equity Incentive Plan Compensation column of the Fiscal 2011 Summary Compensation Table. Please refer to Note 14 “Share-Based Compensation,” of our consolidated financial statements for fiscal 2011 included in our annual report on Form 10-K for fiscal 2011, as filed with the SEC on September 12, 2011, for a discussion of assumptions relevant to the calculation of such amounts.

Outstanding Equity Awards at Fiscal 2011 Year-End—The following table provides information regarding unexercised stock options and outstanding equity awards at the end of fiscal 2011, held by our NEOs. All values in the table are based on the market value of our Common Stock of $25.23 per share, its closing price on June 30, 2011, the last trading day of fiscal 2011, as reported by the NASDAQ Stock Market.

OUTSTANDING EQUITY AWARDS AT FISCAL 2011 YEAR-END

Name	Grant Date		Option Awards					Stock Awards
			Number of Securities Underlying Unexercised Options / SARs (#)(1) Exercisable	Number of Securities Underlying Unexercised Options/ SARs (#)(1)(2) Unexercisable	Option/ SAR Exercise Price ($)	Option/ SAR Expiration Date	Value of Unexercised In-the-Money Options/ SARs at Fiscal Year-End ($)	Number of Shares or Units of Stock That Have Not Vested (#)(2)(3)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)(3)
Joseph W. Kaufmann								—	—
	7/10/2002		55,000	—	14.580	07/10/12	585,750
	6/28/2004		55,000	—	34.360	06/28/14	—
	8/24/2004		30,000	—	27.800	08/24/14	—
	10/5/2006	(5)	49,000	—	31.360	10/05/11	—
	10/23/2007		38,000	—	28.020	10/23/17	—
	9/22/2008		20,934	10,466	32.280	09/22/18	—
	9/22/2009		12,667	25,333	28.480	09/22/19	—
	9/20/2010		—	42,000	28.980	09/20/20	—

Michael Celano	3/10/2009							5,000	126,150
	3/10/2009	(4)	15,000	15,000	17.000	03/10/19	246,900
	9/22/2009		1,467	2,933	28.480	09/22/19	—
	9/20/2010		—	12,000	28.980	09/20/20	—
Douglas G. Evans, P.E.								—	—
	7/10/2002		45,000	—	14.580	07/10/12	479,250
	6/28/2004		45,000	—	34.360	06/28/14	—
	8/24/2004		25,000	—	27.800	08/24/14	—
	10/5/2006	(5)	35,000	—	31.360	10/05/11	—
	10/23/2007		28,300	—	28.020	10/23/17	—
	9/22/2008		14,367	7,183	32.280	09/22/18	—
	9/22/2009		9,667	19,333	28.480	09/22/19	—
	9/20/2010		—	32,000	28.980	09/20/20	—

Todd M. DeWitt								—	—
	6/28/2004		14,000	—	34.360	06/28/14	—
	10/23/2007		7,000	—	28.020	10/23/17	—
	9/22/2008		4,667	2,333	32.280	09/22/18	—
	9/22/2009		3,334	6,666	28.480	09/22/19	—
	9/20/2010		—	10,600	28.980	09/20/20	—
James T. Rauth								—	—
	7/10/2002		14,500	—	14.580	07/10/12	154,425
	6/28/2004		11,000	—	34.360	06/28/14	—
	8/24/2004		9,000	—	27.800	08/24/14	—
	10/23/2007		3,500	—	28.020	10/23/17	—
	9/22/2008		4,667	2,333	32.280	09/22/18	—
	9/22/2009		3,567	7,133	28.480	09/22/19	—
	9/20/2010		—	10,700	$28.980	09/20/20	—

(1)	Options are exercisable over a maximum term of 10 years from the grant date and, except as otherwise identified by footnote, vest in three equal and annual installments on the first three anniversaries of the grant date.

(2)	Refer to “Potential Payments Upon Termination or Change in Control” below for circumstances under which the terms of the vesting of equity awards would be accelerated.

(3)	Mr. Celano was granted restricted stock awards on March 10, 2009. These restricted stock awards are scheduled to vest in four equal and annual installments on the first four anniversaries of the grant date.

(4)	Mr. Celano’s option award was granted on March 10, 2009, his date of hire, and is exercisable over a maximum term of 10 years and vests in four equal and annual installments on the first four anniversaries of his grant date.

(5)	These awards are cash-settled SARs that are set to expire on October 5, 2011.

Fiscal 2011 Option Exercises and Stock Vested—The following table provides information regarding stock option awards exercised by our NEOs and restricted stock awards of our NEOs that vested during fiscal 2011. There were no cash-settled SARs exercised by our NEOs during fiscal 2011.

FISCAL 2011 OPTION EXERCISES AND STOCK VESTED TABLE

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Joseph W. Kaufmann(3)	238,500	$2,470,308	—	$—
Michael Celano	—	$—	2,500	$65,100
Douglas G. Evans, P.E.(4)	188,200	$1,930,164	—	$—
Todd M. DeWitt	650	$9,679	—	$—
James T. Rauth, P.E.	2,000	$26,425	—	$—

(1)	The amounts reflect the market value of the underlying securities at the time of exercise, less the exercise price of the exercised options.

(2)	The amount reported represents the market value of the restricted stock awards on March 10, 2011, the vest date, at $26.04 per share.

(3)	Of the 238,500 shares exercised, Mr. Kaufmann elected to net settle 168,500 shares, which were set to expire in July 2011, which resulted in Mr. Kaufmann receiving 41,103 shares after the payment of the exercise price and taxes, of which Mr. Kaufmann had not sold any of these shares as of June 30, 2011.

(4)	Of the 188,200 shares exercised, Mr. Evans elected to net settle 133,200 shares, which were set to expire in July 2011, which resulted in Mr. Evans receiving 32,425 shares after the payment of the exercise price and taxes, of which Mr. Evans had not sold any of these shares as of June 30, 2011.

Employment Agreements and Potential Payments Upon Termination or Change in Control

Each of our NEOs are employed by the Company pursuant to an amended and restated employment agreement. On October 21, 2011, the Company entered into mutual consents to extend the employment term of the employment agreements to June 27, 2014 for each of Messrs. Kaufmann and Evans and to January 1, 2013 for each of Messrs. DeWitt and Rauth. Also on October 21, 2011, in connection with the extensions of the employment agreement terms, the Company entered into an amendment to modify each of the employment agreements for the NEOs. In general, each of the amendments provides that any provisions in the applicable employment agreement regarding stock options will also apply to SARs (including cash-settled SARs) that have been granted to the executive in accordance with the applicable incentive compensation plan of the Company, as discussed below. The amendments also provide that the amount of the severance payments payable in the circumstances specified in the employment agreements, as discussed below, will be based upon no less than the remainder of the executive’s then current employment agreement term, giving effect to any mutual consent to extend the employment term. The Compensation Committee determined that these changes to the employment agreements were consistent with the prior understanding and expectations of the Company, as well as the executives, with respect to such matters, and the Compensation Committee approved, and recommended that the Board of Directors approve, the mutual consents to extend employment terms and amendments at a meeting held on September 19, 2011. The Board then approved them at a meeting held on September 20, 2011. The employment agreements as extended and amended are summarized below.

Mr. Kaufmann is a party to an amended and restated employment agreement with the Company dated as of January 1, 2009, and most recently amended as of October 21, 2011. Mr. Kaufmann’s agreement expires on the earlier of his employment termination or June 27, 2014 (unless extended by mutual agreement between us and Mr. Kaufmann), and provides for a minimum annual base salary of $319,000, or his most recent per annum base salary, whichever is greater. The Board increased Mr. Kaufmann’s salary to $355,381 effective October 1, 2011.

Mr. Evans is a party to an amended and restated employment agreement with the Company dated as of January 1, 2009, and most recently amended as of October 21, 2011. Mr. Evans’s agreement expires on the earlier of his employment termination or June 27, 2014 (unless extended by mutual agreement between us and Mr. Evans), and provides for a minimum annual base salary of $286,000, or his most recent per annum base salary, whichever is greater. The Board increased Mr. Evans’ salary to $318,618 effective October 1, 2011.

Mr. Celano is party to an employment agreement with the Company dated as of March 10, 2011, and most recently amended as of October 21, 2011. Mr. Celano’s agreement expires on the earlier of his employment termination or March 10, 2013 (unless extended by mutual agreement between us and Mr. Celano). This agreement provides for a minimum annual base salary of $260,000, or his most recent per annum base salary, whichever is greater. The Board increased Mr. Celano’s salary to $280,540 effective October 1, 2011.

Mr. DeWitt is party to an amended and restated employment agreement with the Company dated as of January 1, 2009 and most recently amended as of October 21, 2011. Mr. DeWitt’s agreement expires on the earlier of his employment termination or December 31, 2012 (unless extended by mutual agreement between us and Mr. DeWitt), and provides for a minimum annual base salary of $192,000, or his most recent per annum base salary, whichever is greater. The Board increased Mr. DeWitt’s salary to $209,784 effective October 1, 2011.

Mr. Rauth is party to an amended and restated employment agreement with the Company dated as of January 1, 2009, and most recently amended as of October 21, 2011. Mr. Rauth’s agreement expires on the earlier of his employment termination or December 31, 2012 (unless extended by mutual agreement between us and Mr. Rauth), and provides for a minimum annual base salary of $188,000, or his most recent per annum base salary, whichever is greater. The Board increased Mr. Rauth’s salary to $209,441 effective October 1, 2011.

These agreements provide for compensation and benefits in the event that (1) the executive’s employment is terminated by the Company without “Cause” prior to a “Change in Control” during his or her employment term; (2) the executive’s employment is terminated during the employment term by the Company with Cause or by the executive other than for Good Reason; and (3) upon or following a “Change in Control,” either the Company terminates the executive’s employment for a reason other than “Cause” or the executive terminates his employment with the Company for “Good Reason,” in either case during his employment term.

Under all five of these employment agreements, the following terms are defined below:

“Cause” means any of the following:

—	an act of fraud, embezzlement or other act of dishonesty that would reflect adversely on the integrity of the Company;
—	conviction for violation of any criminal statute involving breach of fiduciary duty or moral turpitude;
—

failure by the executive to discharge his or her duties in a reasonably satisfactory manner and that failure is not cured by the executive within 30 days after delivery of written notice to the executive specifying the nature of such failure;

—	the death of the executive;
—	a mental or physical disability of the executive which renders the executive unable to effectively perform his duties for 180 days; or
—	the executive’s voluntary termination of employment other than as a result of a breach of the Company’s obligations under the executive’s employment agreement.

A “Change in Control” shall occur if:

—

any individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity, or any syndicate or group deemed to be a person is or becomes the “beneficial owner” directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities entitled to vote in the election of directors of the Company;

—

during any period of two consecutive years, individuals who were directors at the beginning of the two-year period, and any new directors whose election or nomination for election was approved by a vote of at least three quarters of the directors who either were directors at the beginning of the two-year period or whose election or nomination was previously so approved, cease for any reason to constitute at least a majority of the Board; or

—	all or substantially all of the assets of the Company are liquidated or distributed.

“Good Reason” means, following a Change in Control, any of the following:

—	a material diminution in the executive’s base compensation as in effect on the date of the Change in Control;
—	a material diminution in the executive’s responsibilities as in effect on the date of the Change of Control; or
—	relocation of the executive’s location of employment more than 50 miles from the location on the date of the Change in Control.

For purposes of the agreements of Mr. Kaufmann, Mr. Evans and Mr. Celano, the following term is defined below:

“Estimated Bonus” means:

—

an amount equal to the average of the value of the cash bonuses and restricted stock received by the executive for the last two full fiscal years for which the executive has received such cash bonuses and restricted stock, if any, prior to the executive’s termination date.

For purposes of the agreements of Mr. DeWitt and Mr. Rauth, the following term is defined below:

“Estimated Bonus” means:

—

an amount equal to the average of the value of the cash bonuses received by the executive for the last two full fiscal years for which the executive has received such cash bonuses, if any, prior to the executive’s termination date.

Each of these employment agreements provides that a bonus may be paid, or an equity award granted, at the discretion of the Board or the Compensation Committee. In addition, the employment agreements restrict each of the executives from competing with us or soliciting our employees, customers or suppliers during the term of the agreement and for 12 months after termination of his employment with the Company.

If the employment of Mr. Kaufmann, Mr. Evans, Mr. Celano, Mr. DeWitt or Mr. Rauth is terminated, then under his respective agreement, he will receive the compensation and benefits described below. If the executive violates the employment agreement’s restrictions on competing with the Company or soliciting its employees, customers or suppliers, the Company will have the right to terminate payment or provision of the compensation and benefits described below and the Company will be entitled to reimbursement of any of these amounts that the Company has already paid. In addition, for any stock option or SAR the executive exercised after his employment termination date, he will be required to pay the Company the difference between the exercise price of such stock option or SAR and the Company’s closing stock price on the date on his employment termination.

Payments Made upon Termination Without Cause Prior to a Change in Control

If the Company terminates the executive without Cause and the executive executes a general release, then:

—	the executive will be entitled to a lump sum cash severance payment within 60 days following his employment termination date equal to the greater of:
■	any amount of base salary remaining until the expiration of the employment term (which for Messrs. Kaufmann and Evans means June 27, 2014, for Messrs. DeWitt and Rauth means

December 31, 2013, and for Mr. Celano means March 10, 2013), and a payment equal to one Estimated Bonus for each year of the employment term for which the executive has not yet received a bonus payment but would be entitled to if he had not been terminated; or

■	12 months of base salary and a payment equal to one Estimated Bonus.
—

the executive will generally be eligible to continue his health/prescription, dental and vision insurance coverage until the expiration of the employment term or for 12 months after the termination date, whichever is longer, or until he becomes gainfully employed and is eligible for benefits at his new place of employment.

—

the outstanding stock options, restricted stock, SARs and other equity awards held by the executive will immediately vest and any stock option or SAR would become and remain exercisable for a period of one year from the executive’s employment termination date, but not past the original term of the stock option or SAR.

Payments Made upon Termination with Cause or Voluntarily by the Executive (including Retirement, Disability and Death)

If the executive’s employment is terminated either by the Company with Cause, or by the executive other than for Good Reason following a Change in Control, during the employment term, the executive will be entitled to payment of his base salary accrued through the employment termination date. If executive’s employment termination is due to his retirement, the executive’s stock options and SARs that are vested on the employment termination date will remain exercisable for a period of one year from the employment termination date, but not past the original term of the stock option or SAR.

Payments Made upon Termination upon or Following a Change In Control

If, upon or following a Change in Control, either the Company terminates the executive for a reason other than Cause or the executive quits his employment with the Company for Good Reason, during the employment term, and if the executive executes a general release, then:

—	the executive will be entitled to a lump sum cash severance payment within 60 days following his employment termination date, equal to the greater of:
■	the amount of severance the executive would have received for a termination without cause, as described above; or
■

the sum of, with respect to each of Messrs. Kaufmann and Evans, two times his base salary and two times his Estimated Bonus, and with respect to each of Messrs. Celano, DeWitt and Rauth, one and one half times his base salary and one and one half times his Estimated Bonus;

—

the executive will generally be eligible to continue his health/prescription, dental and vision insurance coverage for 24 months after his employment termination date, or until he becomes gainfully employed and is eligible for benefits at his new place of employment;

Upon a Change in Control, regardless of whether an employment termination occurs, the executive’s stock options, restricted stock, SARs and other equity awards will immediately vest, and the executive’s stock options and SARS will become and remain exercisable in full. In the event the Company then terminates the executive other than for Cause or the executive quits his employment for Good Reason, any such stock option or SAR would remain exercisable for a period of one year from the employment termination date, but not past the original term of the stock option or SAR.

Payments Made if the Executive’s Employment is Not Renewed

In the event the employment agreement is not renewed upon the expiration of its original term, the Company will have no further obligations under that employment agreement and the executive’s employment will then be at-will (except to the extent the Company and the executive enter into a new employment agreement).

The following table shows the potential incremental payments and benefits which our Named Executive Officers would be entitled to receive upon termination of employment under their respective employment agreements. The amounts shown do not include certain payments and benefits available upon termination of employment, such as distributions from our 401(k) compensation plan and life insurance benefits, because these plans and benefits are generally available to all salaried employees and do not discriminate in favor of our executive officers. The amounts shown in the table are based on an assumed termination as of June 30, 2011, and represent estimates of the incremental amounts that would be paid to each Named Executive Officer upon his termination in accordance with the terms of his agreement based on his fiscal 2011 base salary, fiscal 2011 target incentive awards and our current premium costs for his health and welfare benefits. The actual amounts to be paid to each Named Executive Officer would depend on the time and circumstances of his separation from the Company.

FISCAL 2011 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

		Before Change in Control(1)			After Change in Control(1)(2)
Name	Benefit	Termination w/o Cause	Termination with Cause or Voluntary(3)	Contract Non- Renewal by Employer(3)	Termination w/o Cause or for Good Reason
Joseph W. Kaufmann	Severance	$676,854	$—	$—	$676,854
	Bonus(4)	315,300	—	—	315,300
	Acceleration of equity awards(5)	—	—	—	—
	Health care benefits continuation(6)	33,552	—	—	33,552

	Subtotal J. Kaufmann	$1,025,706	$—	$—	$1,025,706

Michael Celano	Severance	$257,500	$—	$—	$386,250
	Bonus(4)	60,050	—	—	90,075
	Acceleration of equity awards(5)	249,600	—	—	249,600
	Health care benefits continuation(6)	21,732	—	—	43,464

	Subtotal M. Celano	$588,882	$—	$—	$769,388

Douglas G. Evans, P.E.	Severance	$606,836	$—	$—	$606,836
	Bonus(4)	281,700	—	—	281,700
	Acceleration of equity awards(5)	—	—	—	—
	Health care benefits continuation(6)	45,960	—	—	45,960

	Subtotal D. Evans	$934,495	$—	$—	$934,495

Todd M. DeWitt	Severance	$201,715	$—	$—	$302,573
	Bonus(4)	22,500	—	—	33,750
	Acceleration of equity awards(5)	—	—	—	—
	Health care benefits continuation(6)	15,012	—	—	30,024

	Subtotal T. DeWitt	$239,227	$—	$—	$366,347

James T. Rauth, P.E.	Severance	$199,449	$—	$—	$299,174
	Bonus(4)	23,000	—	—	34,500
	Acceleration of equity awards(5)	—	—	—	—
	Health care benefits continuation(6)	18,960	—	—	37,920

	Subtotal J. Rauth	$241,409	$—	$—	$371,594

(1)	All amounts presented were determined in accordance with each NEO’s employment agreement and assumes that the NEO executes and delivers a general release in favor of the Company.

(2)	The meaning of “Change in Control” is described above under “Employment Agreements and Potential Payments Upon Termination or Change in Control.”

(3)	In the event that the NEO’s employment is terminated with cause or his employment term expires due to non-renewal, the Company shall have no further obligations with respect to the NEO’s employment except for the payment of any base salary accrued through the date on which the NEO’s employment terminates.

(4)	Bonus is an amount equal to the average of the value of the cash bonuses and restricted stock received by the NEO for the last two full fiscal years for which the NEO has received such cash bonuses and restricted stock, if any, prior to the NEO’s termination date.

(5)

The amounts represent all unvested equity awards and are based on the market value of the Company’s Common Stock of $25.23 per share, the closing price on June 30, 2011 as reported by the NASDAQ Global Select Market. If an award’s exercise price exceeds the closing price as of June 30, 2011, no value is presented. The value of accelerated stock options is based on the amount by which our year-end closing price exceeds the exercise price of the stock option, multiplied by the number of unvested stock options held by the NEO. The value of restricted stock is determined by multiplying the number of shares of unvested restricted stock by our year-end closing price. Please refer to Note 14 “Share-Based Compensation,” of our consolidated financial statements for fiscal 2011 included in our Form 10-K for fiscal 2011, for a discussion of information relevant to the calculation of such amounts.

(6)	The amounts are calculated using current insurance premium rates as of June 30, 2011.

BOARD OF DIRECTORS COMPENSATION

Directors who are employees of the Company are not entitled to receive any compensation for serving as members of the Board. The Compensation Committee recommends our non-employee directors’ compensation package, subject to approval by the Board, at the Board meeting immediately following our Annual Meeting. In discharging this duty, the Compensation Committee is guided by three goals: compensation should fairly pay non-employee directors for work required in a company of our operational size and scope; compensation should align non-employee directors’ interests with the long-term interests of stockholders; and the structure of the compensation should be adequate to enable the Company to attract and retain well-qualified non-employee directors. The Compensation Committee has not historically used compensation consultants in determining compensation for our non-employee directors and did not utilize any consultants related to the compensation of our non-employee directors for fiscal 2011.

The Compensation Committee reviews the compensation of the non-employee directors annually. The Compensation Committee reviews retainers and equity compensation of our peer group and benchmarks our non-employee directors’ compensation packages in conjunction with establishing the structure of our non-employee directors’ compensation. As a result of its review in December 2010, the Compensation Committee elected to keep the annual compensation of our non-employee directors in fiscal 2011 comparable to the level paid in 2010.

In consideration of service on the Board, on the date of our 2010 Annual Meeting of the stockholders of the Company, each non-employee director who was elected, re-elected or continued to serve as a director because his term had not expired, received the following compensation package for the period December 2010 to December 2011. Cash compensation retainers are paid in an annual installment and equity-based compensation is awarded as restricted stock. Non-employee directors are granted restricted stock awards with an approximate aggregate value equal to $140,000 for the Chairman of the Board and $115,000 for the other non-employee directors. The value of these restricted stock awards is determined using the closing trading price of the Company’s common stock on the grant date, which is either (i) the date of the annual stockholders meeting, with the restricted stock award scheduled to vest ratably over a three year period from the grant date or (ii) the date a person becomes a director, if he or she became a director on a date other than the date of the annual stockholders meeting.

Also, at the first Compensation Committee meeting following the end of the Company’s fiscal year, which, for fiscal 2011, was the Committee meeting held on September 20, 2011, it was recommended that the equity-based compensation to be approved and granted to the Board in December 2011 would be reduced by approximately 15%, so that the approximate aggregate value would be equal to $120,000 for the Chairman of the Board and $100,000 for each of the other non-employee directors. Cash compensation retainers are expected to be comparable to the level paid in 2011.

Cash Compensation

	Member	Chairman
Board of Directors Retainer	$25,000	$40,000
Audit Committee Retainer	$5,000	$7,000
Compensation Committee Retainer	$3,500	$5,000
Corporate Governance & Nominating Committee Retainer	$3,500	$5,000

Equity-based Compensation

	Restricted Stock Awarded 12/1/2010	Value of Restricted Stock Award ($27.22/sh)(1)
Chairman of the Board	5,143	$139,992
Director (other than the Chairman)	4,225	$115,005

(1)	The fair value of each restricted stock award granted was $27.22 per share. The assumptions we made to determine the amounts listed in this column are set forth in Note 14 “Share-based Compensation” of our consolidated financial statements for fiscal 2011 included in our Form 10-K for fiscal 2011.

Other Factors:

—	The Board collectively has an educational allowance for training programs totaling $10,000 per year, plus travel expenses and other costs associated with attending the training programs.
—	Grants of stock options may be made, from time to time, as determined by the Compensation Committee and approved by the Board.
—

If the Compensation Committee determines to recommend a change to the current compensation package to the Board, it may present such changes at the first meeting of the Board immediately following the Annual Meeting on December 7, 2011.

The following table provides information on compensation earned during fiscal 2011 by each non-employee director:

FISCAL 2011 DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(7)	Option Awards ($)(3)(8)	All Other Compensation ($)	Total ($)(4)
Walter R. Maupay, Jr.	$45,000	$139,992	$—	$—	$184,992
Robert J. Bobb	$39,000	$115,005	$—	$—	$154,005
Lisa D. Earnhardt(5)	$—	$—	$—	$—	$—
C. McCollister Evarts, M.D.	$33,500	$115,005	$—	$—	$148,505
Donald E. Morel, Jr. Ph.D.	$33,500	$115,005	$—	$—	$148,505
Harold N. Chefitz(6)	$—	$—	$—	$—	$—

(1)	Fees Earned or Paid in Cash represents annual retainer fees and committee fees paid to each board member for their service during fiscal year 2011.

(2)	Restricted stock awards are valued using the aggregate grant date fair value computed in accordance with stock-based compensation accounting rules (FASB ASC Topic 718) and do not represent compensation actually received. Even though awards may be forfeited, the amounts reported do not reflect this contingency. Amounts reported for these awards do not reflect our accounting expense during the fiscal year and may not represent the amounts that our board members will actually realize from the awards. The restricted stock awards granted in fiscal 2011 vest in three equal annual installments on the first three anniversaries of the grant date, based solely on continuation of service as a director of the Company and do not contain performance vesting criteria. Whether, and to what extent, our board members realize value will depend on (a) our stock price; and (b) the director’s continued service.

(3)	No stock option awards were granted to members of the board during fiscal 2011.

(4)	Directors are also eligible for reimbursement of expenses incurred in connection with attendance at Board and committee meetings. These amounts are not included in the table above.

(5)	Ms. Earnhardt was elected to the Board in September 2011. On September 20, 2011 (in fiscal 2012), Ms. Earnhardt was granted a restricted stock award of 1,270 shares of the Company’s common stock, which represents a prorated portion of the restricted stock award granted to each of the Company’s other non-employee directors for the director year of service that ends on the date of the Annual Meeting. Ms. Earnhardt received a cash retainer of $8,042, which represents a prorated portion of the annual cash compensation paid to each of the Company’s other non-employee directors for the director year of service that ends on the date of the Annual Meeting. She did not receive stock awards or cash retainers during fiscal 2011.

(6)	Mr. Chefitz retired from the Board in December 2010. No awards were granted to him during fiscal 2011 nor did he receive a cash retainer. See “Retirement of Mr. Chefitz from the Board” below.

(7)	The number of unvested restricted stock awards outstanding as of June 30, 2011 for each director is detailed in the table below.

Name	Grant Date	Number of Unvested Stock Awards (#)
Walter R. Maupay, Jr.	December 10, 2008	2,633
	December 9, 2009	4,084
	December 1, 2010	5,143

Robert J. Bobb	December 10, 2008	2,163
	December 9, 2009	3,355
	December 1, 2010	4,225

Lisa D. Earnhardt(a)		—

C. McCollister Evarts, M.D.	December 10, 2008	2,163
	December 9, 2009	3,355
	December 1, 2010	4,225

Donald E. Morel, Jr. Ph.D.	March 24, 2010	2,640
	December 1, 2010	4,225

Harold N. Chefitz(b)		—

a)	Ms. Earnhardt was elected as a member of the Board in September 2011. Accordingly, she did not hold any awards as of June 30, 2011.

b)	Mr. Chefitz’s unvested restricted stock awards were forfeited back to the Company and cancelled in connection with his retirement from the board in December 2010.

(8)	The number of unexercised options outstanding as of June 30, 2011 for each director is detailed in the table below:

Name	Grant Date	Exercise Price ($)	Shares Outstanding (#)	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable
Walter R. Maupay, Jr.	12/07/05	$23.450	11,250	11,250	—
	12/01/04	$32.000	9,000	9,000	—
	12/03/03	$21.930	9,000	9,000	—
	12/04/02	$18.940	10,000	10,000	—
	12/05/01	$21.000	10,000	10,000	—

Robert J. Bobb	12/07/05	$23.450	9,000	9,000	—
	12/01/04	$32.000	9,000	9,000	—
	12/03/03	$21.930	9,000	9,000	—
	12/04/02	$18.940	10,000	10,000	—
	12/05/01	$21.000	10,000	10,000	—

Harold N. Chefitz	12/07/05	$23.450	9,000	9,000	—
	12/01/04	$32.000	9,000	9,000	—

C. McCollister Evarts, M.D.	12/07/05	$23.450	9,000	9,000	—
	12/01/04	$32.000	9,000	9,000	—
	12/03/03	$21.930	9,000	9,000	—
	12/04/02	$18.940	10,000	10,000	—
	12/05/01	$21.000	10,000	10,000	—

Retirement of Mr. Chefitz from the Board

In connection with the retirement of Mr. Chefitz from the Board at the end of his current term which expired at the 2010 Annual Meeting, Mr. Chefitz agreed to provide consulting services and advice regarding financing, acquisitions and strategic partnerships to the Company following his retirement, as set forth in a Consulting Agreement entered into by the Company with Mr. Chefitz (the “Consulting Agreement”). Under the Consulting Agreement, which has a term of 12 months commencing on the effective date of Mr. Chefitz’s retirement, the Company compensates Mr. Chefitz at a rate of $10,000 per month from December 2010 to November 2011. In addition, under the Consulting Agreement and given that Mr. Chefitz served on the Board for his full term, a total of 3,468 shares of restricted common stock that would have otherwise vested within ten days after the Company’s 2010 annual meeting, if Mr. Chefitz had remained a director, vested and were no longer subject to forfeiture. The remaining unvested shares of restricted stock of the Company previously issued to Mr. Chefitz were forfeited back to the Company. Furthermore, all of the vested stock options held by Mr. Chefitz as of the date of the 2010 Annual Meeting remain exercisable during the term of the Consulting Agreement.

Equity Compensation Plan Information

As of June 30, 2011, we maintained the Employee Plan and the Non-Employee Director Compensation Plan (the “Directors’ Plan”), each of which was approved by our stockholders. The following table provides information, as of June 30, 2011, about the securities authorized for issuance under these equity compensation plans. This table does not include any awards that have been made in fiscal 2012 and does not reflect the increase in the number of shares authorized for issuance under the Employee Plan that has been approved by the Board, subject to stockholder approval of the Amended Plan at the Annual Meeting. See “Proposal No. 2: Approval of Ninth Amended and Restated Employee Incentive Compensation Plan.” Our ability to grant new awards under the Directors’ Plan was terminated in December 2005.

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)(1)		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)(2)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a)) ( c)(3)
Equity compensation plans approved by security holders	1,806,937	(4)	$27.76	525,614
Equity compensation plans not approved by security holders	—		$—	—

(1)	If as of September 30, 2011, the number of securities in column (a) would be 1,764,571.

(2)	If as of September 30, 2011, the price in column (b) would be $27.91.

(3)	If as of September 30, 2011, the number of securities in column (c) would be 534,210.

(4)

As of the date of this table, June 30, 2011, the weighted average remaining contractual term of such options was 5.99 years. As of September 30, 2011, the weighted average remaining contractual term of outstanding options was 5.85 years.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN STOCKHOLDERS

The following table sets forth, as of October 21, 2011, certain information with respect to the beneficial ownership of our Common Stock by (1) each person known by us to own beneficially more than 5% of the outstanding shares of Common Stock, (2) each of our directors, (3) each of the Named Executive Officers and (4) all of our executive officers and directors as a group. Unless otherwise indicated, each person or group has sole dispositive and voting power with respect to the shares of our Common Stock shown below as beneficially owned by such person. The percentages below are based on 8,645,090 outstanding shares of Common Stock as of October 21, 2011.

Names and Addresses	Amount and Nature of Beneficial Ownership	Percent of Class
Brown Capital Management, Inc. (1)	1,324,861	15.3%
William Blair & Company, L.L.C. (2)	863,566	10.0
BlackRock, Inc. (3)	674,418	7.8
The Vanguard Group, Inc. (4)	584,779	6.8
Joseph W. Kaufmann (5)	456,357	5.3
Douglas G. Evans, P.E. (6)	412,931	4.8
Walter R. Maupay, Jr. (7)	114,899	1.3
Robert J. Bobb (8)	88,983	1.0
C. McCollister Evarts, M.D. (9)	69,163	*
Todd M. DeWitt. (10)	55,834	*
James T. Rauth, P.E. (11)	42,930	*
Michael Celano (12)	31,014	*
Donald E. Morel, Jr., Ph.D.	8,185	*
Lisa D. Earnhardt	1,270	*
All Executive Officers and Directors as a group (11 persons) (13)	1,511,457	17.5%

*	Denotes less than one percent.

(1)	As disclosed on a Schedule 13G filed on April 15, 2011 by Brown Capital Management, Inc. (“Brown”), Brown has sole voting power with respect to 729,273 shares and sole dispositive power with respect to 1,324,861 shares; Brown is deemed a beneficial owner of such shares in its capacity as investment adviser for such shares owned by its clients; and the principal business address of Brown is 1201 N. Calvert Street, Baltimore, Maryland 21202. Brown’s beneficial ownership of 15.3% of the Common Stock, as computed based upon Brown’s April 15, 2011 Schedule 13G solely for purposes of this table, does not mean that Brown is an Acquiring Person for purposes of our stockholder rights plan.

(2)	As disclosed on a Schedule 13G filed on June 10, 2011 by William Blair & Company, L.L.C. (“William Blair”), William Blair has sole voting power and sole dispositive power with respect to all 863,566 shares; and the principal business address of William Blair is 222 West Adams, Chicago, IL 60606.

(3)

As disclosed on a Schedule 13G filed on February 7, 2011 by BlackRock, Inc. (“BlackRock”), BlackRock has sole voting power and sole dispositive power with respect to all 674,418 shares; and the principal business address of BlackRock is 40 East 52nd Street, New York, NY 10022.

(4)	As disclosed on a Schedule 13G filed on February 10, 2011 by The Vanguard Group, Inc. (“Vanguard”), Vanguard has sole voting power with respect to 13,063 shares, sole dispositive power with respect to 571,716 shares and shared dispositive power with respect to 13,063 shares; and the principal business address of Vanguard is 100 Vanguard Boulevard, Malvern, PA 19355.

(5)	Includes 248,734 shares issuable upon exercise of options within 60 days of October 21, 2011; and the principal business address of Mr. Kaufmann is c/o Kensey Nash Corporation, 735 Pennsylvania Drive, Exton, PA 19341.

(6)	Includes 217,030 shares held by the Douglas G. Evans Revocable Trust, 1,050 shares held indirectly by Mr. Evans’ minor children and 194,851 shares issuable upon exercise of options within 60 days of October 21, 2011.

(7)	Includes 45,250 shares issuable upon exercise of options within 60 days of October 21, 2011.

(8)	Includes 47,000 shares issuable upon exercise of options within 60 days of October 21, 2011.

(9)	Includes 42,000 shares issuable upon exercise of options within 60 days of October 21, 2011.

(10)	Includes 38,201 shares issuable upon exercise of options within 60 days of October 21, 2011.

(11)	Includes 41,201 shares issuable upon exercise of options within 60 days of October 21, 2011.

(12)	Includes 21,934 shares issuable upon exercise of options within 60 days of October 21, 2011.

(13)	Includes a total of 704,572 shares issuable upon exercise of options within 60 days of October 21, 2011.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16 of the Securities Exchange Act of 1934 requires our officers and directors and persons who own greater than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC and NASDAQ. Based solely on a review of the forms we have received and on written representations from certain reporting persons that no such forms were required for them, we believe that all Section 16 filing requirements applicable to our officers, directors and 10% beneficial owners were complied with on a timely basis during fiscal 2011, except that Mr. Nash filed a Form 4 one month late to report a sale of Common Stock (500 shares) under his 10b5-1 trading plan.

PROPOSAL No. 4

ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION (“SAY-ON-PAY”)

Section 14A of the Exchange Act requires that we provide our stockholders with the opportunity to vote to approve, on a non-binding advisory basis, the compensation of our NEOs as disclosed in the CD&A, tabular disclosures and related narrative of this proxy statement, referred to as a “Say-on-Pay” vote.

The CD&A of this Proxy Statement, describes the Company’s executive compensation program and the decisions made by the Compensation Committee in fiscal 2011 in more detail. The Company’s goal for its executive compensation program is to attract, motivate and retain a talented, entrepreneurial and creative team of executives who will provide leadership for the Company’s success in dynamic and competitive markets. The Company seeks to accomplish this goal in a way that rewards performance and is aligned with its stockholders’ long-term interests. The Company believes that its executive compensation program, which emphasizes long-term equity awards, satisfies this goal and is strongly aligned with the long-term interests of its stockholders.

As an advisory vote, the Say-on-Pay resolution is not binding upon the Company. The approval or disapproval of this proposal by stockholders will not require the Board or the Compensation Committee to take any action regarding our executive compensation practices. The final decision on the compensation and benefits of our executive officers and on whether, and if so, how, to address stockholder disapproval remains with the Board and the Compensation Committee. The Board, however, values the opinions of our stockholders as expressed through their votes and other communications. Although the resolution is non-binding, the Board will carefully consider the outcome of the advisory vote on executive compensation when making future compensation decisions for NEOs.

The Company requests stockholder approval of the compensation of the Company’s named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules (which disclosure includes the CD&A, the compensation tables and the narrative disclosures that accompany the compensation tables).

THE BOARD RECOMMENDS THAT THE STOCKHOLDER VOTE “FOR” PROPOSAL NO. 3

PROPOSAL No. 5

ADVISORY VOTE ON FREQUENCY OF SAY-ON-PAY VOTES

Section 14A of the Exchange Act also requires that we provide our stockholders with the opportunity to vote on a non-binding advisory resolution regarding whether the advisory stockholder vote on executive compensation should occur every one, two, or three years.

After careful consideration of the various arguments supporting each frequency level, the Board has determined that an advisory vote on executive compensation every 1 year (annually) is appropriate for the Company and its stockholders at this time to facilitate timely communication by stockholders regarding executive compensation on a regular basis.

The proxy card provides stockholders with four choices (EVERY 1 YEAR, 2 YEARS, 3 YEARS, or ABSTAIN). Stockholders are not voting to approve or disapprove the Board’s recommendation.

As an advisory vote, the Say-on-Pay Frequency resolution is not binding upon the Company. The approval or disapproval of this proposal by stockholders will not require the Board or the Compensation Committee to take any action regarding the frequency of future Say-on-Pay votes. The Board, however, values the opinions of our stockholders as expressed through their votes and other communications. Although the resolution is non-binding, the Board will carefully consider the outcome of the advisory vote on frequency of Say-on-Pay in making determination concerning the frequency of future advisory votes on executive compensation.

THE BOARD RECOMMENDS THAT THE STOCKHOLDER VOTE FOR A FREQUENCY OF “1 YEAR.”

AUDIT COMMITTEE MATTERS

Audit Committee Charter—The Audit Committee has adopted a written charter, which is available on our website at www.kenseynash.com in the “Corporate Governance” section and is available in print upon request to our Investor Relations department at our offices in Exton, Pennsylvania. Our Audit Committee regularly reviews corporate governance developments and modifies its charter and practices as warranted.

Audit Committee Members—After reviewing the qualifications of the current members of the Audit Committee, and any relationships they may have with the Company that might affect their independence from the Company, the Board determined that (1) all current members of the Audit Committee are “independent” as that concept is defined in Section 10A of the Securities Exchange Act of 1934, (2) all current members of the Audit Committee are “independent” as that concept is defined in the NASDAQ listing standards, (3) all current members of the Audit Committee are financially literate, and (4) each current member qualifies as an “audit committee financial expert” as defined under applicable SEC rules.

Audit Committee Report—In connection with the preparation and filing of our Annual Report on Form 10-K for fiscal 2011, as amended, the Audit Committee:

(1)	reviewed and discussed the audited financial statements with our management and our independent auditors, including meetings where our management was not present;

(2)	discussed with our independent registered public accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (SAS 61), as amended (AICPA Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200;

(3)	discussed with our independent registered public accountants the results of their audit and examination of our consolidated financial statements, their evaluation of our internal controls and their overall assessment of the quality of our financial accounting and reporting functions;

(4)	reviewed the selection, application and disclosure of our critical accounting policies pursuant to SEC Financial Release No. 60, “Cautionary Advice Regarding Disclosure of Critical Accounting Policies;” and

(5)	received and reviewed the written disclosures and the letter from our independent registered public accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding our independent accountant’s communications with the Audit Committee concerning independence, and discussed with our independent registered public accountants their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for fiscal 2011.

Audit Committee
Robert J. Bobb, Chairman
Walter R. Maupay, Jr. Donald E. Morel, Jr., Ph.D.

MISCELLANEOUS AND OTHER MATTERS

Solicitation—The cost of this proxy solicitation will be borne by the Company. We may request banks, brokers, fiduciaries, custodians, nominees and certain other record holders to send proxies, proxy statements and other materials to their principals. The Company will reimburse such banks, brokers, fiduciaries, custodians, nominees and other record holders for their reasonable out-of-pocket expenses of solicitation. We do not anticipate that costs and expenses incurred in connection with this proxy solicitation will exceed an amount normally expended for a proxy solicitation for an election of directors in the absence of a contest.

Deadlines and Procedural Requirements for Submission of Proxy Proposals of Stockholders and Stockholder Nominations of Directors — Under Regulation 14a-8 under the Securities Exchange Act of 1934, proposals of stockholders for the 2012 Annual Meeting of Stockholders will not be included in the proxy statement for that annual meeting unless the proposal is proper for inclusion in the proxy statement and is received by the Secretary of the Company at our principal executive offices not later than July 10, 2012. Our Third Amended and Restated Bylaws, as amended (the “Bylaws”) provide that stockholders desiring to bring business before the 2012 Annual Meeting of Stockholders, other than business to be included in the Company’s proxy materials pursuant to Regulation 14a-8, including nomination of a person for election to the Board, must provide written notice to the Secretary of the Company at our principal executive offices so that such notice is received not less than 90 nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting of stockholders (i.e., between August 9, 2012 and September 8, 2012); provided, however, that, with respect to stockholder nominations of persons for election to the Board, if the annual meeting date is advanced more than 30 days prior to, or delayed by more than 60 days after, the anniversary of the prior year’s annual meeting, stockholder nominations, to be timely, must be received by our Secretary not later than the later of (1) 10 days after we have “publicly disclosed” the date of the annual meeting (in the accordance with the Bylaws) and (2) 90 days prior to the date of the annual meeting. In the event the number of directors to be elected to the Board is increased and there is no public announcement naming all of the nominees or specifying the size of the increased Board made by the Company at least 100 days prior to the anniversary of the prior year’s annual meeting, a stockholder’s nomination will be timely, but only with respect to nominees for any new positions created by the increase, if the notice is delivered not later than the tenth day following the date the public announcement is first made.

In addition to other requirements included in the Bylaws, nominations must specify the name of the nominee and the qualifications of such nominee for membership on the Board, disclose any agreements of the nominee regarding how the nominee will act or vote on any issue, and any agreements with respect to direct or indirect compensation, reimbursement or indemnification for serving as a director, along with the written consent of the nominee to being named in the proxy statement as a nominee and to serving as a director if elected. In connection with any stockholder nomination, as set forth in the Bylaws, the nominating stockholder must also provide additional information as to the stockholder giving notice, and, if applicable, each nominee proposed by the stockholder, including the business proposed to be brought at the annual meeting and any material interest therein, information regarding beneficial ownership of securities of the Company, and whether the stockholder intends to deliver to the Company’s stockholders a proxy statement and form of proxy in connection with any proposed business.

Direct Registration of Securities—The Company offers direct registration to record stock ownership. Direct registration is share ownership without paper stock certificates and is a very cost effective way to hold your registered shares. Stockholders may now convert all or some of their current certificated shares to direct registration. If you would like more information on this new service, or to request a Transaction Request Form, please contact us in writing at Kensey Nash Corporation—Investor Relations, 735 Pennsylvania Drive, Exton, Pennsylvania 19341, Attention: Secretary.

Related Party Transactions and Approval Policy—As stated in our Corporate Governance and Nominating Committee charter, each director is responsible for disclosing to the Corporate Governance and Nominating Committee situations that he or she reasonably believes give rise to a potential related person transaction or conflict of interest. In addition, the Corporate Governance and Nominating Committee shall ask directors about potential related person transactions or potential conflicts of interest at least annually. The Board, upon recommendation of the Corporate Governance and Nominating Committee and after consultation with our outside counsel, shall determine on a case-by-case basis whether a conflict of interest exists.

As stated in our Audit Committee charter, a function of the Audit Committee is to review and approve (or deny) related person transactions and resolve conflicts of interest questions involving Board members or management (as required by applicable securities laws, rules and regulations, and the rules of NASDAQ) and review and monitor compliance with other written policies of the Company regarding related person transactions or conflicts of interest. Our Code of Conduct and Ethics describes how we identify potential conflicts of interest. Each of these charters and codes mentioned above are located on our website at www.kenseynash.com in the “Corporate Governance” section.

There have been no transactions with related persons which would require disclosure in this Proxy Statement.

Other Business—The Board is not aware of any other matters to be presented at the Annual Meeting other than those mentioned in our Notice of Annual Meeting of Stockholders enclosed herewith. If any other matters are properly brought before the Annual Meeting, however, it is intended that the persons named in the proxy will vote as the Board directs.

Additional information—We will furnish without charge a copy of our Audit Committee charter, as filed with the SEC, our Annual Report on Form 10-K for fiscal 2011, as filed with the SEC, including the financial statements and attached schedules, and the Amended Plan, as filed with the SEC with this proxy statement, upon the written request of any person who is a stockholder as of the Record Date. We will provide copies of the exhibits to the Annual Report upon payment of a reasonable fee, which will not exceed our reasonable expenses incurred. Requests for such materials should be directed to Kensey Nash Corporation—Investor Relations, 735 Pennsylvania Drive, Exton, Pennsylvania 19341, Attention: Secretary. Our filings with the SEC (including a copy of the Amended Plan), as well as all of our committee charters and other corporate governance documents, are also available on our website at www.kenseynash.com in the “Corporate Governance” section.

By Order of the Board of Directors,

Joseph W. Kaufmann
President, Chief Executive Officer and Secretary

Exton, Pennsylvania

October 28, 2011

NINTH AMENDED AND RESTATED

KENSEY NASH CORPORATION

EMPLOYEE INCENTIVE COMPENSATION PLAN

ARTICLE I

ESTABLISHMENT

1.1 Purpose. The Ninth Amended and Restated Kensey Nash Corporation Employee Incentive Compensation Plan (the “Plan”), which amends and restates the Eighth Amended and Restated Kensey Nash Corporation Employee Incentive Compensation Plan (the (“Prior Plan”), is hereby established by Kensey Nash Corporation (“Company”). The purpose of the Plan is to promote the overall financial objectives of the Company and its stockholders by motivating those persons selected to participate in the Plan to achieve long-term growth in stockholder equity in the Company and by retaining the association of those individuals who are instrumental in achieving this growth. The Plan is intended to qualify certain compensation awarded under the Plan for tax deductibility under Section 162(m) of the Code (as defined herein) to the extent deemed appropriate by the Committee (as defined herein). The Plan and the grant of awards hereunder are expressly conditioned upon the Plan’s approval by the stockholders of the Company. If such approval is not obtained, then this Plan and all Awards (as defined herein) hereunder shall be null and void ab initio with respect to all Awards granted on or after the Effective Date (as defined below). The Plan is adopted (and accordingly, the Prior Plan is amended and restated), subject to stockholder approval, effective as of December 7, 2011 (the “Effective Date”), and the Plan’s terms shall govern Awards granted hereunder (including all prior versions hereof) before, on or after the Effective Date.

ARTICLE II

DEFINITIONS

As used in the Plan, in addition to terms defined elsewhere in the Plan, the following terms shall have the meanings set forth below:

2.1 “Affiliate” means a corporation or other entity (i) controlled by or under common control with the Company (as defined in Section 414(b) or (c) of the Code) and which, in the case of grants of Stock Options and Stock Appreciation Rights would, together with the Company, be classified as the “service recipient” (as defined under Section 409A of the Code) with respect to a Participant.

2.2 “Agreement” or “Award Agreement” means, individually or collectively, any agreement entered into pursuant to the Plan pursuant to which an Award is granted to a Participant.

2.3 “Award” means any Option, SAR, Restricted Stock, Stock, Other Stock-Based Award, Performance Award or Cash Incentive Award, together with any other right or interest granted to a Participant under the Plan.

2.4 “Beneficiary” means the person, persons, trust or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted hereunder. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the Participant’s Representative.

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2.5 “Board of Directors” or “Board” means the Board of Directors of the Company.

2.6 “Cash Incentive Award” means a conditional right granted to a Participant under Section 9.3(c) hereof to receive a cash payment, unless otherwise determined by the Committee, after the end of a specified period.

2.7 “Cause” shall mean, for purposes of whether and when a Participant has incurred a Termination of Service for Cause, any act or omission which permits the Company to terminate the written agreement or arrangement between the Participant and the Company or an Affiliate for “cause” as defined in such agreement or arrangement, or in the event there is no such agreement or arrangement or the agreement or arrangement does not define the term “cause” or a substantially equivalent term, then Cause shall mean (a) any act or failure to act deemed to constitute cause under the Company’s established practices, policies or guidelines applicable to the Participant or (b) the Participant’s act or omission which constitutes gross misconduct with respect to the Company or an Affiliate in any material respect, including, without limitation, an act or omission of a criminal nature, the result of which is detrimental to the interests of the Company or an Affiliate, or conduct, or the omission of conduct, which constitutes a material breach of a duty the Participant owes to the Company or an Affiliate.

2.8 “Change in Control” and “Change in Control Price” have the meanings set forth in Sections 11.2 and 11.3, respectively.

2.9 “Code” or “Internal Revenue Code” means the Internal Revenue Code of 1986, as amended, Treasury regulations (including proposed regulations) thereunder and any other effective guidance thereunder, and includes any subsequent Internal Revenue Code.

2.10 “Commission” means the Securities and Exchange Commission or any successor agency.

2.11 “Committee” means the Compensation Committee of the Board or such other Board committee as may be designated by the Board to administer the Plan; provided, however, that the Committee shall consist solely of two or more directors, each of whom is a “disinterested person” within the meaning of Rule 16b-3 under the Exchange Act and each of whom is also an “outside director” under Section 162(m) of the Code.

2.12 “Common Stock” means the shares of the $0.01 par value common stock of the Company, whether presently or hereafter issued, and any other stock or security resulting from adjustment thereof as described hereinafter or the common stock of any successor to the Company which is designated for the purpose of the Plan.

2.13 “Company” means Kensey Nash Corporation, a Delaware corporation, and includes any successor or assignee corporation or corporations into which the Company may be merged, changed or consolidated; any corporation for whose securities the securities of the Company shall be exchanged; and any assignee of or successor to substantially all of the assets of the Company.

2.14 “Covered Employee” means a Participant who is a “covered employee” within the meaning of Section 162(m) of the Code.

2.15 “Disability” means a mental or physical illness that entitles the Participant to receive benefits under the long-term disability plan of the Company or an Affiliate, or if the Participant is not covered by such a plan or the Participant is not an employee of the Company or an Affiliate, a mental or physical illness that renders a Participant totally and permanently incapable of performing the Participant’s duties for the Company or an Affiliate. Notwithstanding the foregoing, a Disability shall not qualify under this Plan if it is the result of (i) a willfully self-inflicted injury or willfully self-induced sickness; or (ii) an injury or disease contracted, suffered, or incurred while participating in a criminal offense. The

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determination of Disability shall be made by the Committee. The determination of Disability for purposes of this Plan shall not be construed to be an admission of disability for any other purpose.

2.16 “Effective Date” means December 7, 2011.

2.17 “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

2.18 “Fair Market Value” means the value determined on the basis of the good faith determination of the Committee, without regard to whether the Common Stock is restricted or represents a minority interest, pursuant to the applicable method described below:

(a)	if the Common Stock is listed on a national securities exchange or quoted on NASDAQ, the closing price of the Common Stock on the relevant date (or, if such date is not a business day or a day on which quotations are reported, then on the immediately preceding date on which quotations were reported), as reported by the principal national exchange on which such shares are traded (in the case of an exchange) or by NASDAQ, as the case may be;

(b)	if the Common Stock is not listed on a national securities exchange or quoted on NASDAQ, but is actively traded in the over-the-counter market, the average of the closing bid and asked prices for the Common Stock on the relevant date (or, if such date is not a business day or a day on which quotations are reported, then on the immediately preceding date on which quotations were reported), or the most recent preceding date for which such quotations are reported; and

(c)	if, on the relevant date, the Common Stock is not publicly traded or reported as described in (a) or (b) above, the value determined in good faith by the Committee in accordance with Section 409A of the Code.

2.19 “Grant Date” means the date as of which an Award is granted pursuant to the Plan.

2.20 “Incentive Stock Option” means any Stock Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.

2.21 “NASDAQ” means The Nasdaq Stock Market, including the Nasdaq Global Select Market (or any successor thereto).

2.22 “Nonqualified Stock Option” means an Option to purchase Common Stock in the Company granted under the Plan, the taxation of which is pursuant to Section 83 of the Code.

2.23 “Option Period” means the period during which an Option shall be exercisable in accordance with the related Agreement and Article VI.

2.24 “Option Price” means the price at which the Common Stock may be purchased under an Option as provided in Section 6.3(b).

2.25 “Other Stock-Based Awards” means Awards granted to a Participant under Section 9.2 hereof.

2.26 “Participant” means a person who satisfies the eligibility conditions of Article V and to whom an Award has been granted by the Committee under the Plan, and in the event a Representative is appointed for a Participant or another person becomes a Representative, then the term “Participant” shall mean such Representative. The term shall also include a trust for the benefit of the Participant, a partnership the interest of which was held by or for the benefit of the Participant, the Participant's parents, spouse or descendants, or a custodian under a uniform gifts to minors act or similar statute for the benefit of the

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Participant’s descendants, to which an Award has been assigned or transferred and to the extent permitted by the Committee and the Plan. Notwithstanding the foregoing, the term “Termination of Service” shall mean the Termination of Service of the person to whom the Award was originally granted.

2.27 “Performance Award” means a right, granted to a Participant under Section 9.3 hereof, to receive Awards based upon performance criteria specified by the Committee.

2.28 “Plan” means the Ninth Amended and Restated Kensey Nash Corporation Employee Incentive Compensation Plan, as herein set forth and as may be amended from time to time.

2.29 “Prior Plan” means the Eighth Amended and Restated Kensey Nash Corporation Employee Incentive Compensation Plan.

2.30 “Representative” means (a) the person or entity acting as the executor or administrator of a Participant’s estate pursuant to the last will and testament of a Participant or pursuant to the laws of the jurisdiction in which the Participant had the Participant’s primary residence at the date of the Participant’s death; (b) the person or entity acting as the guardian or temporary guardian of a Participant; (c) the person or entity which is the Beneficiary of the Participant upon or following the Participant’s death; or (d) any person to whom an Option has been permissibly transferred; provided that only one of the foregoing shall be the Representative at any point in time as determined under applicable law and recognized by the Committee.

2.31 “Restricted Stock” means Common Stock granted to a Participant under Section 8.1 hereof that is subject to certain restrictions and to a risk of forfeiture.

2.32 “Retirement” means the Participant’s Termination of Service after attaining either the normal retirement age or the early retirement age as defined in the principal (as determined by the Committee) tax-qualified plan of the Company or an Affiliate, if the Participant is covered by such a plan, or if the Participant is not covered by such a plan or such a plan does not have an applicable definition of retirement age, then age 65, or age 55 with the accrual of 10 years of service, as determined by the Committee.

2.33 “Rule 16b-3” and “Rule 16a-1(c)(3)” mean Rule 16b-3 and Rule 16a-1(c)(3), as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

2.34 “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

2.35 “Stock Appreciation Right” or “SAR” means a right granted under Article VII.

2.36 “Stock Option” or “Option” means a right granted to a Participant under Section 6.1 hereof to purchase Common Stock or other Awards at a specified price during specified time periods.

2.37 “Strike Price” shall have the meaning set forth in Section 7.3(b).

2.38 “Termination of Service” means the occurrence of any act or event, whether pursuant to an employment agreement or otherwise, that actually or effectively causes or results in the person’s ceasing, for whatever reason, to be an officer, independent contractor, director or employee of the Company or of any Affiliate, or to be an officer, independent contractor, director or employee of any entity that provides services to the Company or an Affiliate, including, without limitation, death, Disability, dismissal, severance at the election of the Participant, Retirement, or severance as a result of the discontinuance, liquidation, sale or transfer by the Company or its Affiliates of all businesses owned or operated by the

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Company or its Affiliates. With respect to any person who is not an employee with respect to the Company or an Affiliate of the Company, the Agreement shall establish what act or event shall constitute a Termination of Service for purposes of the Plan. A transfer of employment from the Company to an Affiliate, or from an Affiliate to the Company, shall not be a Termination of Service, unless expressly determined by the Committee. A Termination of Service shall occur for an employee who is employed by an Affiliate of the company if the Affiliate shall cease to be an Affiliate and the Participant shall not immediately thereafter become an employee of the Company or an Affiliate of the Company. The Committee shall have the discretion to determine when a Participant, who terminates service as an employee, but continues to provide services in the capacity of a consultant or non-employee director, has incurred a Termination of Service.

ARTICLE III

ADMINISTRATION

3.1 Committee Structure and Authority. The Plan shall be administered by the Committee. A majority of the Committee shall constitute a quorum at any meeting thereof (including by telephone conference) and the acts of a majority of the members present, or acts approved in writing by the entire Committee without a meeting, shall be the acts of the Committee for purposes of this Plan. The Committee may authorize any one or more of its members or an officer of the Company to execute and deliver documents on behalf of the Committee. A member of the Committee shall not exercise any discretion respecting himself or herself under the Plan. The Board shall have the authority to remove, replace or fill any vacancy of any member of the Committee upon notice to the Committee and the affected member. Any member of the Committee may resign upon notice to the Board. The Committee may allocate among one or more of its members, or may delegate to one or more of its agents, such duties and responsibilities as it determines.

Subject to and consistent with the provisions of the Plan, the Committee shall have full power and authority and sole discretion as follows:

(a)	to select those persons to whom Awards may be granted from time to time;

(b)	to determine whether, when and to what extent Awards or any combination thereof are to be granted hereunder;

(c)	to determine the number of shares of Common Stock to be covered by each stock-based Award granted hereunder;

(d)	to determine the terms and conditions of any Award granted hereunder (including, but not limited to, the Option Price, the Option Period, the Strike Price, any exercise restriction or limitation and any exercise acceleration, forfeiture or waiver regarding any Award, any shares of Common Stock relating thereto, any applicable performance criteria and the satisfaction of any such criteria);

(e)	to adjust the terms and conditions, at any time or from time to time, of any Award, subject to the limitations of Section 12.1;

(f)	to determine under what circumstances an Award may be settled in cash or Common Stock;

(g)	to provide for the forms of Agreements to be utilized in connection with the Plan;

(h)	to determine whether a Participant has a Disability or a Retirement;

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(i)	to determine what securities law requirements are applicable to the Plan, Awards and the issuance of shares of Common Stock under the Plan and to require of a Participant that appropriate action be taken with respect to such requirements;

(j)	to cancel, with the consent of the Participant or as otherwise provided in the Plan or an Agreement, outstanding Awards;

(k)	to interpret and make final determinations with respect to the remaining number of shares of Common Stock available under this Plan;

(l)	to require, as a condition of the exercise of an Award or the issuance or transfer of a certificate of Common Stock, the withholding from a Participant of the amount of any Federal, state or local taxes as may be necessary in order for the Company or an Affiliate to obtain a deduction or as may be otherwise required by law;

(m)	to determine whether and with what effect a Participant has incurred a Termination of Service (e.g., whether Termination of Service was for Cause);

(n)	to determine whether the Company or any other person has a right or obligation to purchase Common Stock from a Participant and, if so, the terms and conditions on which such Common Stock is to be purchased;

(o)	to determine the restrictions or limitations on the transfer of any Award and any Common Stock underlying an Award;

(p)	to determine whether an Award is to be adjusted, modified or purchased, or is to become fully exercisable, under the Plan or the terms of an Agreement;

(q)	to determine the permissible methods of Award exercise and payment, including cashless exercise arrangements;

(r)	to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan; and

(s)	to appoint and compensate agents, counsel, auditors or other specialists to aid it in the discharge of its duties.

The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan (including, without limitation, rules and procedures applicable to any Awards constituting deferred compensation under Code Section 409A and any applicable terms and definitions as the Committee determines appropriate) as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Agreement) and to otherwise supervise the administration of the Plan. The Committee’s policies and procedures may differ with respect to Awards granted at different times or to different Participants.

Any determination made by the Committee pursuant to the provisions of the Plan shall be made in its sole discretion and, in the case of any determination relating to an Award, may be made at the time of the grant of the Award or, unless in contravention of any express term of the Plan or an Agreement, at any time thereafter. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Participants. No determination shall be subject to de novo review if challenged in court.

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ARTICLE IV

STOCK SUBJECT TO PLAN

4.1 Number of Shares. Subject to the adjustment as provided under Section 4.6, the aggregate number of shares of Common Stock which may be delivered under the Plan shall not exceed the sum of (a) six hundred thousand (600,000), plus (b) the number of remaining shares of Common Stock available for Awards under the Prior Plan as of the Effective Date (i.e., shares not subject to outstanding Awards under the Prior Plan and not delivered out of the shares reserved thereunder). Of the 600,000 shares of Common Stock available under subsection (a) above, only 85,000 of such shares may be used for share-based Awards other than Options and Stock Appreciation Rights (“Full Value Awards”) and the other 515,000 such shares must be used exclusively for share-based Awards consisting of Options and Stock Appreciation Rights. Of the shares of Common Stock available under subsection (b) above, no such shares shall be allowed to be used for Full Value Awards under the Plan. Shares of Common Stock available for distribution pursuant to Awards under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

4.2 Release of Shares. Subject to the terms of this Section 4.2, if any shares of Common Stock that are subject to any Award (including Awards made under the Prior Plan or its predecessor amended and restated plans) cease to be subject to an Award or are forfeited, or if any Award is settled in cash or otherwise terminates without issuance of shares of Common Stock being made to the Participant, such shares, in the discretion of the Committee, may again be available for distribution in connection with Awards under the Plan; provided, however, that any such shares of Common Stock resulting from the forfeiture of a Full Value Award (as described in Section 4.1) shall be reallocated for future grants of Full Value Awards under the Plan. With respect to any SAR, the number of available shares of Common Stock under the Plan shall be reduced by the greater of the number of shares of Common Stock delivered upon exercise of such SAR and the number of shares of Common Stock underlying such SAR (whether the distribution is made in cash, shares of Common Stock or a combination of cash and shares of Common Stock). Notwithstanding the foregoing, any SAR that, by its terms, from and after the Grant Date thereof is payable only in cash, shall not reduce the number of shares of Common Stock available under the Plan. Any shares (whether or not restricted) of Common Stock that the Company receives in connection with the exercise or payment of an Award, including the satisfaction of any tax withholding obligation, shall not again be available for Awards under the Plan.

4.3 Restrictions on Shares. Shares of Common Stock issued as or in conjunction with an Award shall be subject to the terms and conditions specified herein and to such other terms, conditions and restrictions as the Committee in its discretion may determine or provide in an Award Agreement. The Company shall not be required to issue or deliver any certificates for shares of Common Stock, cash or other property prior to (i) the listing of such shares on any stock exchange or NASDAQ (or other public market) on which the Common Stock may then be listed (or regularly traded), (ii) the completion of any registration or qualification of such shares under Federal or state law, or any ruling or regulation of any government body which the Committee determines to be necessary or advisable, and (iii) the satisfaction of any applicable withholding obligation. The Company may cause any certificate for any share of Common Stock to be delivered to be properly marked with a legend or other notation reflecting the limitations on transfer of such Common Stock as provided in this Plan or as the Committee may otherwise require. The Committee may require any person exercising an Award to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares of Common Stock in compliance with applicable law or otherwise. Fractional shares shall not be delivered, but shall be rounded to the next lower whole number of shares.

4.4 Stockholder Rights. No person shall have any rights of a stockholder as to shares of Common Stock subject to an Award until, after proper exercise of the Award or other action required, such shares shall have been recorded on the Company’s official stockholder records as having been issued or transferred. Upon exercise or payment of the Award or any portion thereof, subject to other applicable

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provisions of the Plan, the Company will have thirty (30) days in which to issue the shares, and the Participant will not be treated as a stockholder for any purpose whatsoever prior to such issuance. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such shares are recorded as issued or transferred in the Company’s official stockholder records, except as provided herein or in an Agreement.

4.5 Best Efforts To Register. The Company will use its reasonable best efforts to register under the Securities Act the Common Stock delivered or deliverable pursuant to Awards on Commission Form S-8 if available to the Company for this purpose (or any successor or alternate form that is substantially similar to that form to the extent available to effect such registration), in accordance with the rules and regulations governing such forms, as soon after stockholder approval of the Plan as the Committee, in its sole discretion, shall deem such registration appropriate. The Company will use its reasonable best efforts to cause the registration statement to become effective and will file such supplements and amendments to the registration statement as may be necessary to keep the registration statement in effect until the earliest of (a) one year following the expiration of the Option Period of the last Option outstanding, (b) the date the Company is no longer a reporting company under the Exchange Act and (c) the date all Participants have disposed of all shares delivered pursuant to any Award. The Company may delay the foregoing obligation if the Committee reasonably determines that any such registration would materially and adversely affect the Company’s interests or if there is no material benefit to Participants.

4.6 Adjustments. In the event of any Company stock dividend, stock split, combination or exchange of shares, recapitalization or other change in the capital structure of the Company, corporate separation or division of the Company (including, but not limited to, a split-up, spin-off, split-off or distribution to Company stockholders other than a normal cash dividend), sale by the Company of all or a substantial portion of its assets (measured on either a stand-alone or consolidated basis), reorganization, rights offering, a partial or complete liquidation, or any other corporate transaction, Company stock offering or event involving the Company and having an effect similar to any of the foregoing, then the Committee shall adjust or substitute, as the case may be, the number of shares of Common Stock available for Awards under the Plan, the number of shares of Common Stock covered by outstanding Awards, the exercise price per share of outstanding Awards, the limitations set forth in Section 5.2 and performance conditions and any other characteristics or terms of the Awards as the Committee shall deem necessary or appropriate to reflect equitably the effects of such changes to the Participants; provided, however, that the Committee may limit any such adjustment so as to maintain the deductibility of the Awards under Code Section 162(m) or to continue to maintain an exemption for an Award under Code Section 409A or to prevent a violation of Code Section 409A with respect to any Award. Any fractional shares resulting from such adjustment shall be eliminated by rounding to the next lower whole number of shares with appropriate payment for such fractional shares as shall reasonably be determined by the Committee.

ARTICLE V

ELIGIBILITY

5.1 Eligibility. Except as herein provided, the persons who shall be eligible to participate in the Plan and be granted Awards shall be those persons who are directors, officers, employees and consultants of the Company or any Affiliate of the Company, who shall be in a position, in the opinion of the Committee, to make contributions to the growth, management, protection and success of the Company and its Affiliates. Of those persons described in the preceding sentence, the Committee may, from time to time, select persons to be granted Awards and shall determine the terms and conditions with respect thereto. In making any such selection and in determining the form of the Award, the Committee may give consideration to the person’s functions and responsibilities, the person’s contributions to the Company and its Affiliates, the value of the individual’s service to the Company and its Affiliates and such other factors deemed relevant by the Committee.

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5.2 Per-Person Award Limitations. Subject to adjustment under Section 4.6, the maximum number of shares of Common Stock that may be covered by Stock Options, Stock Appreciation Rights, Restricted Stock, Other Stock Based Awards and other Awards that are payable in Shares, in the aggregate, granted to any one Participant during any three consecutive fiscal years of the Company shall be 1,000,000 shares of Common Stock. In addition, the maximum aggregate amount that may be paid out as Cash Incentive Awards to a Participant or other cash Awards in any fiscal year of the Company shall be $1,000,000.

ARTICLE VI

STOCK OPTIONS

6.1 General. The Committee shall have authority to grant Stock Options under the Plan at any time or from time to time. Stock Options may be granted alone or in addition to other Awards and may be either Incentive Stock Options or Nonqualified Stock Options. A Stock Option shall entitle the Participant to receive shares of Common Stock upon exercise of such Option, subject to the Participant’s satisfaction in full of any conditions, restrictions or limitations imposed in accordance with the Plan or an Agreement (the terms and provisions of which may differ from other Agreements), including, without limitation, payment of the Option Price.

6.2 Grant and Exercise. The grant of a Stock Option shall occur as of the date the Committee determines. Each Option granted under this Plan shall be evidenced by an Agreement, in a form approved by the Committee, which shall embody the terms and conditions of such Option and which shall be subject to the express terms and conditions set forth in the Plan. Such Agreement shall become effective upon execution by the Participant to the extent that such execution is required, or otherwise on the Grant Date of the Stock Option; provided, however, any such execution shall not in any way impact the Grant Date or Option Price of the Stock Option. Only a person who is a common-law employee of the Company, any “parent corporation” of the Company or a “subsidiary” of the Company (as such terms are defined in Section 424 of the Code) on the Grant Date shall be eligible to be granted an Option which is intended to be and is an Incentive Stock Option. To the extent that any Stock Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option, it shall constitute a Nonqualified Stock Option. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any Incentive Stock Option under such Section 422.

6.3 Terms and Conditions. Stock Options shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

(a)	Option Period. The Option Period of each Stock Option shall be fixed by the Committee; provided that no Stock Option shall be exercisable more than ten (10) years after the Grant Date of the Stock Option. In the case of an Incentive Stock Option granted to an individual who owns more than ten percent (10%) of the combined voting power of all classes of stock of the Company, a corporation which is a “parent corporation” of the Company or any “subsidiary” of the Company (each as defined in Section 424 of the Code), the Option Period shall not exceed five (5) years from the Grant Date. No Option which is intended to be an Incentive Stock Option shall be granted more than ten (10) years from the date the Plan is adopted by the Company or the date the Plan is approved by the stockholders of the Company, whichever is earlier.

(b)

Option Price. The Option Price per share of the Common Stock purchasable under a Stock Option shall be determined by the Committee; provided, however, that the Option Price per share shall be not less than the Fair Market Value per share on the Grant Date of the Option. If such Option is intended to qualify as an Incentive Stock Option and is granted to an individual who owns or who is deemed to own stock possessing more than ten percent (10%) of the combined voting

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power of all classes of stock of the Company, a corporation which is a “parent corporation” of the Company or any “subsidiary” of the Company (each as defined in Section 424 of the Code), the Option Price per share shall not be less than one hundred ten percent (110%) of such Fair Market Value per share on the Grant Date of the Option.

(c)	Exercisability. Subject to Section 11.1, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part. In addition, the Committee may at any time accelerate the exercisability of any Stock Option. If the Committee intends that an Option be an Incentive Stock Option, the Committee may, in its discretion, provide that the aggregate Fair Market Value (determined at the Grant Date) of the Common Stock as to which such Incentive Stock Option which is exercisable for the first time during any calendar year shall not exceed $100,000.

(d)	Method of Exercise. Subject to the provisions of this Article VI, a Participant may exercise Stock Options, in whole or in part, at any time during the Option Period by the Participant’s giving written notice of exercise on a form provided by the Committee (if available) to the Company specifying the number of shares of Common Stock subject to the Stock Option to be purchased. Such notice shall be accompanied by payment in full of the purchase price by cash or check or such other form of payment as the Committee may accept. If approved by the Committee, payment in full or in part may also be made (i) by delivering Common Stock already owned by the Participant having a total Fair Market Value on the date of such delivery equal to the Option Price; (ii) by authorizing the Company to retain shares of Common Stock which would otherwise be issuable upon exercise of the Option having a total Fair Market Value on the date of delivery equal to the Option Price; (iii) by the delivery of cash or the extension of credit by a broker-dealer to whom the Participant has submitted a notice of exercise or otherwise indicated an intent to exercise an Option (in accordance with Part 220, Chapter II, Title 12 of the Code of Federal Regulations, so-called “cashless” exercise); or (iv) by any combination of the foregoing. If payment of the Option Price of a Nonqualified Stock Option is made in whole or in part in the form of Restricted Stock, the number of shares of Common Stock to be received upon such exercise that is equal to the number of shares of Restricted Stock used for payment of the Option Price shall be subject to the same forfeiture provisions to which such Restricted Stock was subject, unless otherwise determined by the Committee. In the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares of Common Stock of the same class as the Common Stock subject to the Stock Option may be authorized only at the time the Stock Option is granted. No shares of Common Stock shall be issued until full payment therefor, as determined by the Committee, has been made. Subject to any forfeiture provisions that may apply if a Stock Option is exercised using Restricted Stock, a Participant shall have all of the rights of a stockholder of the Company holding the class of Common Stock that is subject to such Stock Option (including, if applicable, the right to vote the shares and the right to receive dividends) when the Participant has given written notice of exercise, has paid in full the Option Price for such shares and such shares have been recorded on the Company’s official stockholder records as having been issued or transferred.

(e)

Non-transferability of Options. Except as provided herein or in an Agreement, no Stock Option or interest therein shall be transferable by the Participant other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable during the Participant’s lifetime only by the Participant. Notwithstanding the foregoing, unless otherwise not permitted by the Plan or an Agreement, Nonqualified Stock Options may be transferred, without consideration, to a Permitted Transferee. For this purpose, a “Permitted Transferee” in respect of any Participant means any member of the Immediate Family of such Participant, any trust of which all of the primary beneficiaries are such Participant or members of his or her Immediate Family, or any

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partnership, limited liability company, corporation or and similar entity of which all of the partners, members or stockholders are such Participant or members of his or her Immediate Family; and the “Immediate Family” of a Participant means the Participant’s spouse, former spouse, children, stepchildren, grandchildren, parents, stepparents, siblings, grandparents, nieces and nephews, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships. Such transferred Award may be exercised by such Permitted Transferee in accordance with the terms of such Award.

6.4 Termination by Reason of Death. Unless otherwise provided in an Agreement or determined by the Committee, if a Participant incurs a Termination of Service due to death, any unexpired and unexercised Stock Option held by such Participant shall thereafter be fully exercisable for a period of one (1) year (or such other period or no period as the Committee may specify) or until the expiration of the Option Period, whichever period is the shorter. To the extent that such Stock Options are not exercised at the end of such one (1) year period, the Options shall be immediately cancelled and forfeited to the Company.

6.5 Termination by Reason of Disability. Unless otherwise provided in an Agreement or determined by the Committee, if a Participant incurs a Termination of Service due to a Disability, any unexpired and unexercised Stock Option held by such Participant shall thereafter be fully exercisable by the Participant for the one (1) year period (or such other period or no period as the Committee may specify) immediately following the date of such Termination of Service or until the expiration of the Option Period, whichever period is shorter, and the Participant’s death at any time following such Termination of Service due to Disability shall not affect the foregoing. In the event of Termination of Service by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Nonqualified Stock Option.

6.6 Other Termination. Unless otherwise provided in an Agreement or determined by the Committee, if a Participant incurs a Termination of Service which is a Retirement, or the Termination of Service is involuntary on the part of the Participant (but is not due to death or Disability or with Cause), (a) any unvested Stock Option (or portion thereof) held by such Participant shall thereupon terminate, and (b) any Stock Option (or portion thereof) that is vested as of the date of such Termination of Service shall be exercisable for the lesser of the ninety (90) day period commencing with the date of such Termination of Service or until the expiration of the applicable Option Period. Unless otherwise provided in an Agreement or determined by the Committee, if a Participant incurs a Termination of Service which is either (a) voluntary on the part of the Participant (and is not a Retirement) or (b) with Cause, the Option shall terminate immediately. The death or Disability of a Participant after a Termination of Service otherwise provided herein shall not extend the time permitted to exercise an Option.

ARTICLE VII

STOCK APPRECIATION RIGHTS

7.1 General. The Committee shall have authority to grant Stock Appreciation Rights under the Plan at any time or from time to time. Subject to the Participant’s satisfaction in full of any conditions, restrictions or limitations imposed in accordance with the Plan or an Agreement, a Stock Appreciation Right shall entitle the Participant to surrender to the Company the Stock Appreciation Right and to be paid therefor in shares of the Common Stock, cash or a combination thereof as herein provided, the amount described in Section 7.3(b).

7.2 Grant. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan, in which case the exercise of the Stock Appreciation Right shall require the cancellation of a corresponding portion of the Stock Option, and the exercise of a Stock Option shall result in the cancellation of a corresponding portion of the Stock Appreciation Right. Such rights may be granted only at the time of grant of such Stock Option. A Stock Appreciation Right may also be granted

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on a stand-alone basis. The grant of a Stock Appreciation Right shall occur as of the date the Committee determines. Each Stock Appreciation Right granted under this Plan shall be evidenced by an Agreement, which shall embody the terms and conditions of such Stock Appreciation Right and which shall be subject to the terms and conditions set forth in this Plan.

7.3 Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

(a)	Period and Exercise. The term of a Stock Appreciation Right shall be established by the Committee in accordance with this Section 7.3(a). If granted in conjunction with a Stock Option, the Stock Appreciation Right shall have a term which is the same as the Option Period and shall be exercisable only at such time or times and to the extent the related Stock Option would be exercisable in accordance with the provisions of Article VI; provided, however, that the term of the Stock Appreciation Right shall not exceed ten(10) years from the Grant Date of such Stock Appreciation Right. A Stock Appreciation Right which is granted on a stand-alone basis shall be for such period and shall be exercisable at such times and to the extent provided in an Agreement; provided, however, that the term of the Stock Appreciation Right shall not exceed ten (10) years from the Grant Date of such Stock Appreciation Right. Stock Appreciation Rights shall be exercised by the Participant’s giving written notice of exercise on a form provided by the Committee (if available) to the Company specifying the portion of the Stock Appreciation Right to be exercised.

(b)	Amount. Upon the exercise of a Stock Appreciation Right granted in conjunction with a Stock Option, a Participant shall be entitled to receive an amount in cash, shares of Common Stock or both as determined by the Committee or as otherwise permitted in an Agreement equal to the product of the excess of the Fair Market Value per share of Common Stock on the date of exercise over the Option Price per share of Common Stock specified in the related Agreement multiplied by the number of shares in respect of which the Stock Appreciation Right is exercised; provided, however, that the Option Price may not be less than the Fair Market Value per share of Common Stock on the Grant Date of the Stock Appreciation Right. In the case of a Stock Appreciation Right granted on a stand-alone basis, the Agreement shall specify the per share price of Common Stock to be used as the baseline measure for the value of a Stock Appreciation Right (the “Strike Price”); provided, however, that the Strike Price may not be less than the Fair Market Value per share of Common Stock on the Grant Date of the Stock Appreciation Right. The amount payable, if any, upon exercise of a Stock Appreciation Right shall be equal to the product of the excess of the per share Fair Market Value of the Common Stock on the date of exercise over the per share Strike Price multiplied by the number of shares subject to the Stock Appreciation Right being exercised.

(c)	Non-transferability of Stock Appreciation Rights. Except as provided herein or in an Agreement, no Stock Appreciation Rights or interest therein shall be transferable by the Participant other than by will or by the laws of descent and distribution, and all Stock Appreciation Rights shall be exercisable during the Participant’s lifetime only by the Participant.

(d)	Termination. A Stock Appreciation Right shall terminate at such time as a Stock Option would terminate under the Plan, unless otherwise provided in an Agreement or determined by the Committee.

(e)

Incentive Stock Option. A Stock Appreciation Right granted in tandem with an Incentive Stock Option shall not be exercisable unless the Fair Market Value of the Common Stock on the date of exercise exceeds the Option Price. In no event shall any amount paid with respect to shares of Common Stock pursuant to the Stock Appreciation Right exceed the difference between the

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aggregate Fair Market Value of such shares on the date of exercise and the Option Price with respect thereto.

ARTICLE VIII

RESTRICTED STOCK

8.1 General. The Committee shall have authority to grant Restricted Stock under the Plan at any time or from time to time. Shares of Restricted Stock may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall determine the persons to whom and the time or times at which grants of Restricted Stock will be awarded, the number of shares of Restricted Stock to be awarded to any Participant, the time or times within which such Awards may be subject to forfeiture and any other terms and conditions of the Awards. Each Award shall be confirmed by, and be subject to the terms of, an Agreement. The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals by the Participant or by the Company or an Affiliate (including a division or department of the Company or an Affiliate) for or within which the Participant is primarily employed or upon such other factors or criteria (such as length of tenure) as the Committee shall determine. The provisions of Restricted Stock Awards need not be the same with respect to any Participant.

8.2 Awards and Certificates. Notwithstanding the limitations on issuance of shares of Common Stock otherwise provided in the Plan, each Participant receiving an Award of Restricted Stock shall be issued a certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award as determined by the Committee. The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the Participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award.

8.3 Terms and Conditions. Shares of Restricted Stock shall be subject to the following terms and conditions:

(a)	Limitations on Transferability. Subject to the provisions of the Plan and the Agreement, during a period set by the Committee commencing with the date of such Award (the “Restriction Period”), the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber any interest in shares of Restricted Stock.

(b)	Rights. Except as otherwise provided in an Award Agreement, the Participant shall not have any voting rights or rights to receive any dividends with respect to shares subject to a Restricted Stock Award during the Restriction Period.

(c)	Acceleration. Based on service, performance by the Participant or by the Company or an Affiliate, including any division or department for which the Participant is employed, or such other factors or criteria as the Committee may determine, the Committee may provide for the lapse of restrictions in installments and may accelerate the vesting of all or any part of any Award and waive the restrictions for all or any part of such Award.

(d)

Forfeiture. Unless otherwise provided in an Agreement or determined by the Committee, if the Participant incurs a Termination of Service during the Restriction Period due to death or Disability, the restrictions shall lapse and the Participant shall be fully vested in shares subject to the Restricted Stock Award. Unless otherwise provided in an Agreement or as determined by the Committee, upon a Participant’s Termination of Service for any reason during the Restriction Period other than death or Disability, all shares of Restricted Stock still subject to restriction shall be forfeited by the Participant, except the Committee shall have the

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discretion to waive in whole or in part any or all remaining restrictions with respect to any or all of such Participant’s shares of Restricted Stock.

(e)	Delivery. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, unlegended certificates for such shares shall be delivered to the Participant.

ARTICLE IX

OTHER AWARDS

9.1 Bonus Stock and Awards In Lieu of Obligations. The Committee is authorized to grant Common Stock as a bonus, or to grant Common Stock or other Awards in lieu of Company obligations to pay cash or deliver other property under other plans or compensatory arrangements, provided that, (a) in the case of Participants subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisition of Common Stock or other Awards are exempt from liability under Section 16(b) of the Exchange Act and (b) if and to the extent any such Awards constitute deferred compensation within the meaning of Code Section 409A, the Committee shall apply such terms to the Award so as to either permit the Award to comply with, or be exempt from, Code Section 409A. Common Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

9.2 Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Common Stock, purchase rights for Common Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee, and Awards valued by reference to the book value of Common Stock or the value of securities of, or the performance of, specified subsidiaries. Notwithstanding anything in this Section 9.2 to the contrary, if and to the extent any such Awards constitute deferred compensation within the meaning of Code Section 409A, the Committee shall apply such terms to the Award so as to either permit the Award to comply with, or be exempt from, Code Section 409A. The Committee shall also have the authority to determine any other terms and conditions of such Awards as it deems appropriate. Common Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 9.2 shall be purchased for such consideration, and paid for at such times, by such methods, and in such forms, including, without limitation, cash, Common Stock, other Awards, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 9.2.

9.3 Performance Awards.

(a)	Performance Conditions. The right of a Participant to exercise or receive a grant or settlement of any Award, and its timing, may be subject to performance conditions specified by the Committee. The Committee may use business criteria and other measures of performance it deems appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions, except as limited under Sections 9.3(b) and 9.3(c) hereof in the case of a Performance Award intended to qualify under Code Section 162(m).

(b)

Performance Awards Granted to Designated Covered Employees. If the Committee determines that a Performance Award to be granted to a person the Committee regards as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of Code Section 162(m), the grant and/or settlement of such

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Performance Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 9.3(b).

(i)	Performance Goals Generally. The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to such criteria, as specified by the Committee consistent with this Section 9.3(b). Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m), including the requirement that the level or levels of performance targeted by the Committee result in the performance goals being “substantially uncertain.” The Committee may determine that more than one performance goal must be achieved as a condition to settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

(ii)	Business Criteria. One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for such Performance Awards to the extent that such Awards are intended to satisfy the exception for “qualified performance-based compensation” under Code Section 162(m): (1) total stockholder return; (2) such total stockholder return as compared to total return (on a comparable basis) of a publicly available index such as, but not limited to, the Standard & Poor’s 500 or the Nasdaq-U.S. Index; (3) net income or loss (either in the aggregate or on a per-share basis); (4) pre-tax earnings (either in the aggregate or on a per-share basis); (5) EBITDA or earnings before interest expense, taxes, depreciation and amortization (actual and adjusted and either in the aggregate or on a per-share basis); or (6) pre-tax operating earnings after interest expense and before bonuses, service fees, and extraordinary or special items (either in the aggregate or on a per-share basis); (7) operating margin; (8) operating profit; (9) earnings per share; (10) return on equity; (11) return on capital; (12) return on investment; (13) operating income before payment of executive bonuses; (14) working capital; (15) pro forma net income, excluding equity compensation expense; (16) pro forma earnings per share, excluding equity compensation expense; (17) cash flow (either in the aggregate or on a per-share basis); (18) free cash flow (either in the aggregate or on a per-share basis); (19) gross revenues; (20) reductions in expense levels; (21) operating and maintenance cost management and employee productivity; (22) net economic value; (23) economic value added; (24) aggregate product unit and pricing targets; (25) strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market share, market penetration, geographic business expansion goals, objectively identified project milestones, production volume levels, cost targets and goals related to acquisitions or divestitures; (26) achievement of objectives relating to diversity and/or employee turnover; (27) results of customer satisfaction surveys; and/or (28) debt ratings, debt leverage and debt service. The foregoing business criteria shall also be exclusively used in establishing performance goals for Cash Incentive Awards granted under Section 9.3(c) hereof to the extent that such Awards are intended to satisfy the exception for “qualified performance-based compensation” under Code Section 162(m).

(iii)	Performance Period: Timing For Establishing Performance Goals. Achievement of performance goals in respect of Performance Awards shall be measured over such periods as may be specified by the Committee. Performance goals shall be established on or before the dates that are required or permitted for “performance-based compensation” under Code Section 162(m).

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(iv)	Settlement of Performance Awards; Other Terms. Settlement of Performance Awards may be in cash or Common Stock, or other Awards, or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable in respect of a Performance Award subject to this Section 9.3(b) that is intended to satisfy the exception under Code Section 162(m) for performance-based compensation. The Committee shall specify the circumstances in the Award Agreement under which such Performance Awards shall be forfeited or paid in the event of a Termination of Service or a Change in Control prior to the end of a performance period or settlement of Performance Awards, and other terms relating to such Performance Awards.

(c)	Cash Incentive Awards Granted to Designated Covered Employees. The Committee may grant Cash Incentive Awards to Participants, including those designated by the Committee as likely to be Covered Employees, which Awards shall represent a conditional right to receive a payment in cash, unless otherwise determined by the Committee, after the end of a specified calendar year or calendar quarter or other period specified by the Committee, in accordance with this Section 9.3(c).

(i)	Cash Incentive Award. The Cash Incentive Award for Participants that the Committee regards as likely to be regarded as Covered Employees shall be based on achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 9.3(b) and, for any other Participant, may be based on such criteria or any other criteria as specified by the Committee. The Committee may specify the amount of the individual Cash Incentive Award as a percentage of any such business criteria, a percentage thereof in excess of a threshold amount, or another amount which need not bear a strictly mathematical relationship to such relationship criteria. The Committee may establish a Cash Incentive Award pool that includes Participants the Committee regards likely to be regarded as Covered Employees, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Cash Incentive Awards. The amount of the Cash Incentive Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 9.3(b) hereof in the given performance period, as specified by the Committee. The Committee may specify the amount of the Cash Incentive Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

(ii)	Potential Cash Incentive Awards. Not later than the date required or permitted for “qualified performance-based compensation” under Code Section 162(m), the Committee shall determine the Participants who will potentially receive Cash Incentive Awards for the specified year, quarter or other period, either as individual Cash Incentive Awards or out of an Cash Incentive Award pool established by such date, the applicable performance goal or goals, and the amount or method for determining the amount of the individual Cash Incentive Award or the amount of such Participant’s portion of the Cash Incentive Award pool or the individual Cash Incentive Award.

(iii)

Payout of Cash Incentive Awards. After the end of the specified year, quarter or other period, as the case may be, the Committee shall determine the amount, if any, of potential individual Cash Incentive Award otherwise payable to a Participant, the Cash Incentive Award pool and the maximum amount of potential Cash Incentive Award payable to each Participant in the Cash Incentive Award pool. The Committee may, in its discretion, determine that the amount payable to any Participant as a final Cash Incentive Award

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shall be increased or reduced from the amount of his or her potential Cash Incentive Award, including a determination to make no final Award whatsoever, but may not exercise discretion to increase any such amount in the case of a Cash Incentive Award intended to qualify for the exception for “performance-based compensation” under Code Section 162(m). The Committee shall specify the circumstances in which a Cash Incentive Award shall be paid or forfeited in the event of Termination of Service by the Participant or a Change in Control prior to the end of the period for measuring performance or the payout of such Cash Incentive Award, and other terms relating to such Cash Incentive Award in accordance with the Plan. Upon the completion of the measuring period and the determination of the right to payment and the amount, the Committee shall direct the Committee to make payment, which shall occur no later than the later of (A) the fifteenth day of the third month following the end of the Participant’s taxable year in which the Participant earned the Cash Incentive Award or (B) the fifteenth day of the third month following the end of the Company’s taxable year in which the Participant earned the Cash Incentive Award.

(d)	Written Determinations. All determinations by the Committee as to the establishment of performance goals and the potential Performance Awards or Cash Incentive Awards related to such performance goals and as to the achievement of performance goals relating to such Awards, the amount of any Cash Incentive Award pool and the amount of final Cash Incentive Awards, shall be made in writing in the case of any Award intended to qualify under Code Section 162(m). The Committee may not delegate any responsibility relating to such Performance Awards or Cash Incentive Awards.

ARTICLE X

PROVISIONS APPLICABLE TO STOCK ACQUIRED UNDER THE PLAN

10.1 Transfer of Shares. Except as otherwise provided in the Plan or an Agreement, a Participant may at any time make a transfer of shares of Common Stock received pursuant to the exercise of an Award to his parents, spouse or descendants, to any trust for the benefit of the foregoing or to a partnership the interests of which are principally for the foregoing or to a custodian under a uniform gifts to minors act or similar statute for the benefit of any of the Participant’s descendants. Any transfer of shares received pursuant to the exercise of an Award shall not be permitted or valid unless and until the transferee agrees to be bound by the provisions of this Plan, and any provision respecting Common Stock under the applicable Agreement, provided that “Termination of Service” shall continue to refer to the Termination of Service of the Participant.

10.2 Limited Transfer During Offering. In the event there is an effective registration statement under the Securities Act pursuant to which shares of Common Stock shall be offered for sale in an underwritten offering, a Participant identified for “lock-up” by the underwriters managing the registered public offering shall not, during the period requested by the underwriters managing the registered public offering, effect any public sale or distribution of shares received directly or indirectly pursuant to an exercise of an Award.

10.3 Committee Discretion. The Committee may in its sole discretion include in any Agreement an obligation that the Company purchase a Participant’s shares of Common Stock received upon the exercise of an Award (including the purchase of any unexercised Awards which have not expired), or may obligate a Participant to sell shares of Common Stock to the Company, upon such terms and conditions as the Committee may determine and set forth in an Agreement. The provisions of this Article X shall be construed by the Committee in its sole discretion, and shall be subject to such other terms and conditions as the Committee may from time to time determine. Notwithstanding any provision herein to the contrary, the Company may upon determination by the Committee assign its right to purchase shares of Common

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Stock under this Article X, whereupon the assignee of such right shall have all the rights, duties and obligations of the Company with respect to purchase of the shares of Common Stock.

10.4 No Company Obligation. None of the Company, an Affiliate or the Committee shall have any duty or obligation to disclose affirmatively to a record or beneficial holder of Common Stock or an Award, and such holder shall have no right to be advised of, any material information regarding the Company or any Affiliate at any time prior to, upon or in connection with receipt or the exercise of an Award or the Company’s purchase of Common Stock or an Award from such holder in accordance with the terms hereof.

ARTICLE XI

CHANGE IN CONTROL PROVISIONS

11.1 Impact of Event. Notwithstanding any other provision of the Plan to the contrary, unless otherwise provided in an Agreement, in the event of a Change in Control (as defined in Section 11.2):

(a)	Any Stock Appreciation Rights and Stock Options outstanding as of the date of such Change in Control and not then exercisable shall become fully exercisable to the full extent of the original grant;

(b)	The restrictions applicable to any Restricted Stock or other Award shall lapse, and such Restricted Stock or other Award shall become free of all restrictions and become fully vested and transferable to the full extent of the original grant.

(c)	The performance goals and other conditions with respect to any outstanding Performance Award or Cash Incentive Award shall be deemed to have been satisfied in full, and such Award shall be fully distributable, if and to the extent provided by the Committee in the Agreement relating to such Award or otherwise, notwithstanding that the Award may not be fully deductible to the Company under Section 162(m) of the Code.

11.2 Definition of Change in Control. For purposes of the Plan, a “Change in Control” shall mean the happening of any of the following events:

(a)	An acquisition of at least fifty percent (50%) by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of the then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); or

(b)	The approval by the stockholders of the Company of a reorganization, merger, consolidation, complete liquidation or dissolution of the Company, the sale or disposition of all or substantially all of the assets of the Company or similar corporate transaction (in each case referred to in this Section 11.2 as a “Corporate Transaction”) or, if consummation of such Corporate Transaction is subject, at the time of such approval by stockholders, to the consent of any government or governmental agency, the obtaining of such consent (either explicitly or implicitly); provided, however, that, with respect to any Awards granted on or after December 7, 2010, a Change in Control shall not be deemed to occur pursuant to this Section 11.2(b) unless and until such Corporate Transaction is consummated; or

(c)	A change in the composition of the Board such that the individuals who, as of the Effective Date, constitute the Board (such Board shall be hereinafter referred to as the “Incumbent

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Board”) cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section 11.2(c), that any individual who becomes a member of the Board whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided, further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board.

Notwithstanding the foregoing provisions of this Section, the following shall be excluded from the events described in (a) and (b) above: (i) any acquisition by or consummation of a Corporate Transaction with the Company, an Affiliate or an employee benefit plan (or related trust) sponsored or maintained by the Company or an Affiliate, (ii) the acquisition by or consummation of a Corporate Transaction with any Person who beneficially owned, immediately prior to such acquisition or Corporate Transaction, directly or indirectly, fifty percent (50%) or more of the Outstanding Company Common Stock or Outstanding Company Voting Securities, or (iii) any acquisition or Corporate Transaction, if more than a majority of the beneficial ownership of the entity resulting from the acquisition or Corporate Transaction is held by Persons who held the beneficial ownership of the Outstanding Company Voting Securities before the acquisition or Corporate Transaction.

11.3 Special Treatment In the Event of a Change in Control. In order to maintain the Participant’s rights upon the occurrence of any event satisfying the definition of “Change in Control” with respect to an Award, the Committee, as constituted before such event, may, in its sole discretion, as to any such Award, either at the time the Award is made hereunder or any time thereafter, take any one or more of the following actions: (i) make such adjustment to any such Award then outstanding as the Committee deems appropriate to reflect such Change in Control; or (ii) cause any such Award then outstanding to be assumed, or new rights substituted therefore, by the acquiring or surviving entity after such Change in Control. Additionally, in the event of any Change in Control with respect to Options and SARs, the Committee, as constituted before such Change in Control, may, in its sole discretion (except as may be otherwise provided in the Award Agreement): (a) cancel any outstanding unexercised Options or SARs (whether or not vested) that have a per share Option Price or Strike Price (as applicable) which is greater than the Change in Control Price (as defined below); or (b) cancel any outstanding unexercised Options or SARs (whether or not vested) that have a per share Option Price or Strike Price (as applicable) which is less than or equal to the Change in Control Price in exchange for a cash payment of an amount equal to (x) the difference between the Change in Control Price and the Option Price or Strike Price, multiplied by (y) the total number of shares of Common Stock underlying such Option or SAR that are vested and exercisable at the time of the Change in Control. The Committee may, in its discretion, include such further provisions and limitations in any Award Agreement as it may deem desirable. The “Change in Control Price” means the lower of (i) the per share Fair Market Value of the Common Stock as of the date of the Change in Control, or (ii) the price paid per share of Common Stock as part of the transaction which constitutes the Change in Control

ARTICLE XII

MISCELLANEOUS

12.1 Amendments and Termination. The Board may amend, alter or discontinue the Plan at any time, but no amendment, alteration or discontinuation shall be made which would impair the rights of a Participant under a Stock Option, Stock Appreciation Right or Restricted Stock Award theretofore granted without the Participant’s consent, except such an amendment made to cause the Plan to qualify for

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the exemption provided by Rule 16b-3 or made to comply with an exemption from, or prevent a violation of, Section 409A of the Code. In addition, no such amendment shall be made without the approval of the Company’s stockholders to the extent such approval is required by law, agreement or the rule of any stock exchange or NASDAQ (or other public market) on which the Common Stock is listed (or regularly traded).

The Committee may amend the Plan at any time provided that (a) no amendment shall impair the rights of any Participant under any Award theretofore granted without the Participant’s consent, and (b) any amendment shall be subject to the approval or rejection of the Board.

The Committee may amend the terms of any Award or other Award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Participant without the Participant’s consent. With the exception of an adjustment to an Award pursuant to Section 4.6, (i) the terms of any outstanding Option or SAR may not be amended to reduce its Option Price or Strike Price (as applicable), and (ii) no Option or SAR may be canceled in exchange for cash or other Awards, or Options or SARs with an Option Price or Strike Price (as applicable) less than the Option Price or Strike Price (as applicable) of the cancelled Option or SAR, unless approved by the Company’s stockholders.

Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules, as well as other developments, and to grant Awards which qualify for beneficial treatment under such rules without stockholder approval.

12.2 Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any subsidiary, or any business entity to be acquired by the Company or a subsidiary, or any other right of a Participant to receive payment from the Company or any subsidiary. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any subsidiary, in which the Fair Market Value of Common Stock subject to the Award is equivalent in value to the cash compensation, or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Common Stock minus the value of the cash compensation surrendered. Notwithstanding the foregoing, no grant or substitution made pursuant to this Section 12.2 shall be made to the extent that such grant or substitution would violate Section 409A of the Code or prevent the Plan or an Award from qualifying for exemption under Section 409A of the Code.

12.3 Form and Timing of Payment Under Awards. Subject to the terms of the Plan and any applicable Agreement, payments to be made by the Company or an Affiliate upon the exercise of an Award or settlement of an Award may be made in such form(s) as the Committee shall determine, including, without limitation, cash, Common Stock, other Awards or other property, and may be made in a single payment or transfer or in installments, as specified in the applicable Award Agreement. The settlement of any Award may be accelerated, and cash paid in lieu of Common Stock in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). An Award may provide, without limitation, for the payment or crediting of reasonable interest on installment payments. Notwithstanding the foregoing, no form or timing of payment made pursuant to this Section 12.3 shall be made to the extent that such form or timing of payment would violate Section 409A of the Code or prevent the Plan or an Award from qualifying for exemption under Section 409A of the Code.

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12.4 Status of Awards Under Code Section 162(m). The Committee has the discretion to determine whether Awards granted to persons who are Covered Employees within the meaning of Code Section 162(m) shall constitute “qualified performance-based compensation” satisfying the requirements of Code Section 162(m). Accordingly, to the extent that the Committee intends for an Award to constitute qualified performance-based compensation under Code Section 162(m), the provisions of the Plan shall be interpreted in a manner consistent with Code Section 162(m). If any provision of the Plan or any agreement relating to such an Award does not comply or is inconsistent with the requirements of Code Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

12.5 Unfunded Status of Plan; Limits on Transferability. It is intended that the Plan be an “unfunded” plan for incentive compensation. The Committee may authorize the creation of domestic trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments; provided, that, unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the “unfunded” status of the Plan. Unless otherwise provided in this Plan or in an Agreement, no Award shall be subject to the claims of Participants’ creditors and no Award may be transferred, assigned, alienated or encumbered in any way other than by will or the laws of descent and distribution or to a Representative upon the death of the Participant.

12.6 Section 409A of the Code.

(a) To the extent applicable and notwithstanding any other provision of this Plan, this Plan and Awards hereunder shall be administered, operated and interpreted in accordance with Section 409A of the Code; provided, however, in the event that the Committee determines that any amounts payable hereunder may be taxable to a Participant under Section 409A of the Code prior to the payment and/or delivery to such Participant of such amount, the Company may (a) adopt such amendments to the Plan and related Award, and appropriate policies and procedures, including amendments and policies with retroactive effect, that the Committee determines necessary or appropriate to preserve the intended tax treatment of the benefits provided by the Plan and Awards hereunder and/or (b) take such other actions as the Committee determines necessary or appropriate to comply with or exempt the Plan and/or Awards from the requirements of Section 409A of the Code. The Company and its Affiliates make no guarantees to any person or entity regarding the tax treatment of Awards or payments made under the Plan, and, notwithstanding the above provisions and any agreement or understanding to the contrary, if any Award, payments or other amounts due to a Participant (or his or her Beneficiaries, as applicable) results in, or causes in any manner, the application of an accelerated or additional tax, fine or penalty under Section 409A of the Code or otherwise to be imposed, then the Participant (or his or her Beneficiaries, as applicable) shall be solely liable for the payment of, and the Company and its Affiliates shall have no obligation or liability to pay or reimburse (either directly or otherwise) the Participant (or his or her Beneficiaries, as applicable) for, any such additional taxes, fines or penalties.

(b) Notwithstanding anything to the contrary in the Plan, if a Participant is considered a “specified employee” (as defined in Treasury Regulation Section 1.409A-1(i)) as of the date such Participant incurs a “separation from service” (as defined in as defined in Treasury Regulation Section 1.409A-1(h)), no Award, if and to the extent it constitutes deferred compensation, shall be paid or provided before the date that is six (6) months after such Participant’s separation from service (or upon his or her death, if earlier) (the “Restricted Period”). Any deferred compensation owed to the Participant during the Restricted Period, and for which payment is not otherwise provided, may be accumulated by the Company and paid to such Participant on the first business day after the end of the Restricted Period as specified in the Award Agreement. The foregoing restriction on the payment of deferred compensation amounts to the Participant during the Restricted Period shall not apply to the payment of employment taxes.

12.7 General Provisions.

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(a)	Representation. The Committee may require each person purchasing or receiving shares pursuant to an Award, as a condition to such purchase or receipt, to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof and as to other matters deemed necessary by the Committee to qualify the issuance of such shares for exemption from Federal and state securities law registration requirements. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

(b)	No Additional Obligation. Nothing contained in the Plan shall prevent the Company or an Affiliate from adopting other or additional compensation arrangements for its employees.

(c)	Withholding. No later than the date as of which an amount first becomes includible in the gross income of the Participant for Federal income tax purposes with respect to any Award, the Participant shall pay to the Company (or other entity identified by the Committee), or make arrangements satisfactory to the Company or other entity identified by the Committee regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount required in order for the Company or an Affiliate to obtain a current deduction. If the Participant disposes of shares of Common Stock acquired pursuant to an Incentive Stock Option in any transaction considered to be a disqualifying transaction under the Code, the Participant must give the Committee written notice of such disposition and the Company shall have the right to deduct any taxes required by law to be withheld from any amounts otherwise payable to the Participant. Unless otherwise determined by the Committee or provided in an Agreement or otherwise, withholding obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participant.

(d)	Reinvestment. The reinvestment of dividends in additional Restricted Stock at the time of any dividend payment shall be permissible only if sufficient shares of Common Stock are available under the Plan for such reinvestment (taking into account then outstanding Options and other Awards).

(e)	Representation. The Committee shall establish such procedures as it deems appropriate for a Participant to designate a Representative to whom any amounts payable in the event of the Participant’s death are to be paid.

(f)	Controlling Law. The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware (other than its law respecting choice of law). The Plan shall be construed to comply with all applicable law and, to the extent possible, to avoid liability to the Company, an Affiliate or a Participant, including, without limitation, liability under Section 16(b) of the Exchange Act.

(g)	Offset. If and to the extent that the additional tax under Code Section 409A would not be imposed, any amounts owed to the Company or an Affiliate by the Participant of whatever nature may be offset by the Company from the value of any shares of Common Stock, cash or other thing of value under this Plan or an Agreement to be transferred to the Participant, and no shares of Common Stock, cash or other thing of value under this Plan or an Agreement shall be transferred unless and until all disputes between the Company and the Participant have been fully and finally resolved and the Participant has waived all claims to such against the Company or an Affiliate.

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(h)	Fail Safe. With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

12.8 Mitigation of Excise Tax. If any payment or right accruing to a Participant under this Plan (without the application of this Section 12.8), either alone or together with other payments or rights accruing to the Participant from the Company or an Affiliate (“Total Payments”), would constitute a “parachute payment” (as defined in Section 280G of the Code and regulations thereunder), such payment or right shall be reduced to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under the Plan being subject to an excise tax under Section 4999 of the Code or being disallowed as a deduction under Section 280G of the Code. The determination of whether any reduction in the rights or payments under this Plan is to apply shall be made by the Committee in good faith after consultation with the Participant, and such determination shall be conclusive and binding on the Participant. The Participant shall cooperate in good faith with the Committee in making such determination and providing the necessary information for this purpose. Notwithstanding the foregoing, in the event a Participant is a party to a written agreement with the Company or an Affiliate that provides for more favorable treatment for the Participant regarding Section 280G of the Code, including, but not limited to, the right to receive a gross-up payment for the excise tax under Section 4999 of the Code, such agreement shall be controlling.

12.9 No Rights with Respect to Continuance of Employment. Nothing contained herein or in an Agreement shall be deemed to alter the relationship between the Company or an Affiliate and a Participant, or the contractual relationship between a Participant and the Company or an Affiliate if there is a written contract regarding such relationship. Nothing contained herein or in an Agreement shall be construed to constitute a contract of employment between the Company or an Affiliate and a Participant. The Company or an Affiliate and each of the Participants continue to have the right to terminate the employment or service relationship at any time for any reason, except as provided in a written contract. The Company or an Affiliate shall have no obligation to retain the Participant in its employ or service as a result of this Plan. There shall be no inference as to the length of employment or service hereby, and the Company or an Affiliate reserves the same rights to terminate the Participant’s employment or service as existed prior to the individual’s becoming a Participant in, or receiving an Award under, this Plan.

12.10 Awards in Substitution for Awards Granted by Other Corporations. Awards (including cash in respect of fractional shares) may be granted under the Plan from time to time in substitution for awards held by employees, directors or service providers of other corporations who are about to become officers, directors or employees of the Company or an Affiliate as the result of a merger or consolidation of the employing corporation with the Company or an Affiliate, or the acquisition by the Company or an Affiliate of the assets of the employing corporation, or the acquisition by the Company or Affiliate of the stock of the employing corporation, as the result of which it becomes a designated employer under the Plan. The terms and conditions of the Awards so granted may vary from the terms and conditions set forth in this Plan at the time of such grant as the majority of the members of the Committee may deem appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted. Notwithstanding the foregoing, no grant or substitution made pursuant to this Section 12.10 shall be made to the extent that such grant or substitution would violate Section 409A of the Code or prevent the Plan or an Award from qualifying for an exemption under Section 409A of the Code.

12.11 Procedure for Adoption. Any Affiliate of the Company may, by resolution of such Affiliate’s board of directors, with the consent of the Board of Directors and subject to such conditions as may be imposed by the Board of Directors, adopt the Plan for the benefit of its employees as of the date specified in the board resolution.

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12.12 Procedure for Withdrawal. Any Affiliate which has adopted the Plan may, by resolution of the board of directors of such Affiliate, with the consent of the Board of Directors and subject to such conditions as may be imposed by the Board of Directors, terminate its adoption of the Plan.

12.13 Delay. If at the time a Participant incurs a Termination of Service (other than due to Cause) or if at the time of a Change in Control, the Participant is subject to “short-swing” liability under Section 16 of the Exchange Act, any exercise period provided for under the Plan or an Agreement shall, to the extent necessary to avoid the imposition of liability, be suspended and delayed during the period the Participant would be subject to such liability, but not more than six (6) months and one (1) day and not to exceed the Option Period, or the period for exercise of a Stock Appreciation Right as provided in the Agreement, whichever is shorter. The Company shall have the right to suspend or delay any time period described in the Plan or an Agreement if the Committee shall determine that the action may constitute a violation of any law or result in liability under any law to the Company, an Affiliate or a stockholder of the Company until such time as the action required or permitted shall not constitute a violation of law or result in liability to the Company, an Affiliate or a stockholder of the Company.

12.14 Headings. The headings contained in the Plan are for reference purposes only and shall not affect the meaning or interpretation of this Plan.

12.15 Severability. If any provision of the Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereby, and this Plan shall be construed as if such invalid or unenforceable provision were omitted.

12.16 Successors and Assigns. The Plan shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon a Participant, and all rights granted to the Company hereunder, shall be binding upon the Participant’s heirs, legal representatives, successors and permitted assigns.

12.17 Entire Agreement. The Plan and each Agreement constitute the entire agreement with respect to the subject matter hereof and thereof, provided that in the event of any inconsistency between the Plan and the Agreement, the terms and conditions of the Plan shall control.

Executed on this 7th day of December, 2011.

KENSEY NASH CORPORATION

By:

Title:	President and CEO

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IMPORTANT ANNUAL MEETING INFORMATION

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals — The Board of Directors recommends a vote FOR the nominees listed in Proposal 1, FOR Proposals 2, 3 and 4 and FOR 1 YEAR for Proposal 5.

1. Election of Directors:	For	Withhold		FOR	WITHHOLD	+
01 - Douglas G. Evans P.E.*	☐	☐	02 - C. McCollister Evarts, M.D.*	☐	☐

*With a term to expire in 2014.

		For	Against	Abstain				For	Against	Abstain
2.	PROPOSAL TO APPROVE THE NINTH AMENDED AND RESTATED KENSEY NASH CORPORATION EMPLOYEE INCENTIVE COMPENSATION PLAN.	☐	☐	☐	3.	PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY’S FINANCIAL STATEMENTS.		☐	☐	☐
		For	Against	Abstain			1 Year	2 Years	3 Years	Abstain
4.	PROPOSAL TO APPROVE, BY A NON-BINDING ADVISORY VOTE, THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.	☐	☐	☐	5.	PROPOSAL TO RECOMMEND, BY A NON-BINDING ADVISORY VOTE, THE FREQUENCY OF FUTURE ADVISORY VOTES BY STOCKHOLDERS ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.	☐	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Kensey Nash Corporation

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 7, 2011

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder(s) hereby appoints Joseph W. Kaufmann and Douglas G. Evans P.E., and each of them, with full power of substitution, as attorneys and proxies for and in the name and place of the undersigned, and hereby authorizes each of them to represent and to vote in the manner indicated herein and in such proxyholder’s or proxyholders’ sole discretion upon any other matter that may properly come before the meeting, or any adjournments or postponements thereof, all of the shares of Common Stock of Kensey Nash Corporation (the “Company”) held of record by the undersigned as of October 21, 2011 that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on December 7, 2011, at the offices of Kensey Nash Corporation, 735 Pennsylvania Drive, Exton, Pennsylvania at 10:00 a.m., local time, and any adjournments or postponements thereof.

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AT THE ANNUAL MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF IN THE MANNER DESCRIBED HEREIN. IF NO CONTRARY INDICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSALS 2, 3 AND 4 AND FOR 1 YEAR FOR PROPOSAL 5, AND IF OTHER MATTERS ARE PRESENTED AT THE ANNUAL MEETING, OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF, IN SUCH PROXYHOLDER’S OR PROXYHOLDERS’ SOLE DISCRETION ON THOSE MATTERS.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 7, 2011.

The Company’s Proxy Statement for the Annual Meeting of Stockholders to be held on December 7, 2011 is available at: http://kenseynash.investorroom.com/proxynotices.